Exhibit 10.6

Schedules, Exhibits and Amendments to the
Amended and Restated Program Agreement,
dated as of July 15, 2003, amended and restated as of November 3, 2003, by and among
Sears, Roebuck and Co.,
Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) and
Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA, N.A.))

*** Certain confidential information contained in this document, marked by [***], has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to this omitted information.

Schedule 3.1
Initial Membership of Program Committee

Sears Members
	Name	Position at Sears
1.	Lucinda M. Baier	Senior Vice President, General Manager Sears Credit
2.	Jerry Hinck	Vice President, Marketing-Credit Card Products
3.	Steven Trussell	Director, Finance-Business Analysis

Purchaser Members
	Name	Position at Purchaser
1.	Edward Garofalo	Executive Vice President, Business Manager
2.	Leslie McNamara	Senior Vice President, Marketing
3.	Sammy Soohoo	Senior Vice President, Risk Management

Schedule 3.5
Initial Membership of Executive Committee

Sears Members
	Name	Position at Sears
1.	Lucinda M. Baier	Senior Vice President, General Manager Sears Credit
2.	Kristine K Crow	Vice President Customer Relationship Management
3.	William White III	Executive Vice President/General Manager Store Operations

Purchaser Members
	Name	Position at Purchaser
I.	Vikram Atal	Executive Vice President, Expansion Markets
2.	Edward Garofalo	Executive Vice President, Business Manager
3.	Herb Gover	Executive Vice President, Director of Private Label and Commercial

Schedule 4.1
Form of Business Plan
No later than [***] of each year, Sears and Purchaser shall jointly develop the Business Plan, an [***] business plan beginning [***] of the following year that describes strategies for growth and required investment (capital, IT, marketing, human resources, etc.) that are needed to deliver the Program. The Business Plan process provides an opportunity to ensure that Purchaser and Sears are in agreement on key strategies and goals for the relationship and to ensure alignment with corporate goals. The Business Plan provides strategic direction and is direct input to the development of the Marketing Plan. The Marketing Plan should be more tactical in nature and created with significantly more detail. To the extent that this Schedule is inconsistent with the Agreement, the Agreement shall control.
To ensure the proper level of coordination and data analysis occurs, it is expected that the planning process will begin in [***] to ensure a [***] completion date.
The Business Plan should contain the following components [***]:

1.	Business Performance - Current Year vs. Plan:
-    Current Year Forecast vs. Plan (Market P&L format)
-    Key Metrics will include the following:

Credit and Financial Products	Retail
[***]	[***]
[***]

[***]

2.	Industry Overview:
-    Industry Overview will include:

[***]	[***]
[***]	[***]

3.
Strategic Goals and Strategies to Achieve Goals - New strategies or modifications to existing strategies should be developed and goals identified for each strategy. Gap and Opportunity analysis is performed to determine how existing strategies should be modified and new strategies should be added.

-    Overview of current business strategy
-    Gap/Opportunity Analysis

Credit and Financial Products	Retail
[***]	[***]

-	[***]

4.
Resource Requirements and Implementation Plans – The strategy is translated into resource requirements to ensure that the appropriate commitments are made against the agreed projects and strategies. Resources should be identified to include the categories listed below:

[***]

5.	Profit and Loss Statement – Market P & L format will be used and provide:
[***]

6.	Accounts Receivable Calculation:
[***]

7.	Portfolio Quality:
[***]

8.	Operating Metrics:
[***]

[***]

Operation Metrics	Risk Metrics
[***]	[***]

9.	Example of Market P & L:

[***]

In all cases, this form of Business Plan as well as additional metrics may be added as agreed by both parties.

Schedule 4.2
Form of Marketing Plan
For each Program Period, Sears and Purchaser shall jointly develop the Marketing Plan. The parties shall give special consideration to the program objectives outlined in Section 3.2 of the Program Agreement. The Marketing Plan for each Program Period shall be approved by the Program Committee no later than [***] prior to the start of such Program Period. Sears and Purchaser shall continue to conduct their activities in conformity with the existing marketing practices, as appropriately adjusted for seasonality, until the new Marketing Plan is adopted and such existing marketing practices are superseded. The fact that an item, [***], shall be discussed in formulating the Marketing Plan [***] is important in formulating the Marketing Plan. To the extent that this Schedule is inconsistent with the Agreement, the Agreement shall control.
To ensure alignment, integration and execution, it is critical that both parties review the following:
Overview
[***]

Acquisitions
Metrics
[***]
Point of Sale
[***]

[***]

Disclosures
Ordinary course timing of Disclosure change-outs will be agreed upon.
[***]

[***]

ECM / Portfolio Management
[***]

[***]
Other
[***]

[***]

A Marketing Budget prepared in accordance with Section 4.2(d) shall be included.
[***]

Schedule 6.3
Licensed Purchaser Marks

TRADEMARK	GOODS AND SERVICES	REG. NO.
CHOICE[1]	Class 36: credit card services.	1,206,796
CITI	Class 36: financial services, namely, extending consumer and industrial loans to others; factoring services; credit card servicing and the purchasing and servicing of consumer receivables associate therewith; commercial lending; servicing loans and extensions of credit; real estate lending; mortgage financing and mortgage servicing, investment advisory and financial advisory services; providing venture capital to others.	1,181,467
CITI & ARC DESIGN
Class 36: financial services, namely, banking; credit card; commercial and consumer lending and financing; real estate and mortgage brokerage; trust, estate, and fiduciary management, planning and consulting; securities and fund investment and investment advisory consulting services; securities brokerage and trading services for others; facilitating secure financial transactions, namely, electronic funds transfers, electronic cash transactions, electronic credit card transactions; electronic bill payment, electronic debit transactions; and insurance services, namely, underwriting, and brokerage of property, casualty and life insurance policies and annuity contracts; providing online interactive news and information in the banking and financial industries provided via a global computer network.
		2,424,088
CITIBANK	Class 36: banking services; insurance and financial.	691,815
_____________________________
1    For use by Sears and its Affiliates, solely in connection with the Program, in the Marks RAPID CHOICE and SEARS CHOICE REWARDS. (The parties acknowledge that the “SEARS” portion of such mark is owned by Sears.)

Schedule 7.1
Certain Purchaser Payments

1.	GROWTH INITIATIVES.

(a)	[***]

1.	[***]

(b)	[***]

[***]

2.	MARKETING SUPPORT.

(a)	[***]

(b)

3.	FINANCIAL SERVICES INCENTIVES.
[***]

Schedule 13.5(c)
Appraisal Assumptions
[***]

EXHIBIT A
[***]

Sears National Bank primarily issues the following types of accounts. Sears has provided copies of representative Account Agreements to Purchaser.
•Proprietary Accounts. Customers may use their proprietary accounts to purchase goods and services sold and made available through Sears stores and affiliates, concessionaires and other selected outlets. These accounts are:

•
Sears Proprietary Card Accounts: The Sears Card is the primary proprietary card, and can be used at all Sears Full-line Stores, Sears Hardware, Sears Auto Centers, Sears authorized Dealer Stores, Scan Shop at Home catalogs, sears.com, Orchard Supply Hardware, Lands’ End stores, catalogs and web-site, and Sears Product Repair Services technicians. As part of an effort to expand card utility, Sears Cards are also accepted at a variety of external merchants, including AOL, Avis and Terminix. Sears Card accounts may be opened in store, via direct mail, or the Internet

•
Sears Charge PLUS Accounts: Sears Charge PLUS accounts are an alternative credit product offered to customers making high-dollar-value purchases of specified products. No plastic card is issued to the holder of a Sears Charge PLUS account. Customers are given paper documentation of the account and a record of the account is kept in Sears’ credit database. The terms for Sears Charge PLUS accounts are equivalent to those for the Sears Card in all respects except for credit lines and acceptance. Credit lines for Sears Charge PLUS accounts are typically [***] to [***] higher than the Sears Card at time of acquisition, and a Sears Charge PLUS account requires a minimum purchase of [***] to open or a [***] purchase to charge to an existing account. Sears Charge PLUS accounts can only be opened in Hardlines departments.

•
Home Improvement Accounts: Sears’ Home Improvement Product Services business offers the Home Improvement Account to finance qualified products and services. The primary HIPS products and services include installed HVAC, windows, entry doors, kitchen and bathroom remodeling, security alarms, floor coverings, drapery, vinyl siding, and fencing. While consulting with the customer in the home or retail stores, HIPS sales associates discuss potential payment alternatives with the customer, including the option to apply for a Home Improvement Account with a competitive APR, rapid approval, and higher credit limits to accommodate high-dollar-value purchases.

•    Sears Co-Branded Card Accounts. The Sears Co-Branded Cards are the Sears Gold MasterCard and The Great Indoors Gold MasterCard, which are general-purpose cards that customers may use wherever MasterCard is accepted to purchase goods and services. Customers may also use the Sears Co-Branded Cards for other purposes including cash advances, balance transfers and convenience checks.

•
The Sears Gold MasterCard: The Sears Gold MasterCard provides all of the benefits that Sears Card provides, in addition to the general purpose features described above. A Sears Gold MasterCard can be opened in any location that a Sears Card account may be opened today, as well as through direct mail. Additionally, Sears Gold MasterCard accounts may enroll in the Sears Choice Rewards program described in Exhibit G to this Agreement.

•
The Great Indoors Gold MasterCard: The Great Indoors Gold MasterCard is similar to the Sears Gold MasterCard but the account can only be opened at a Great Indoors store. A small number of The Great Indoors Gold MasterCard accounts have been opened via direct mail. The Great Indoors Gold MasterCard account holders are automatically enrolled in The Great Indoors Rewards program described in Exhibit G to this Agreement.

Premier Status: Sears offers Sears Card and Sears Gold MasterCard Account holders the ability to upgrade their Accounts to Premier status through the issuance of Sears Premier Card or Sears Premier Gold MasterCard Accounts, respectively. For details of the Premier Program, see Exhibit F to this Agreement.
Sears, Roebuck and Co. issues the following proprietary accounts:
•    Commercial One Business Accounts (“Commercial One”) – Designed for business owners, home builders, contractors, and property managers, the Sears Commercial One Business Account allows commercial users to efficiently manage all Sears business purchases on a single account designed to ease expense tracking and record keeping. The Company accepts Commercial One accounts at Sears Stores and Affiliates. Currently, the Accounts are billed via invoice, [***].
Sears Roebuck de Puerto Rico issues the Sears Puerto Rico Card, which is similar to the Sears Card issued by Sears National Bank, and Home Improvement Accounts, which are similar to those issued by Sears National Bank. Principal terms of these Accounts are listed on the following pages.

[***]

EXHIBIT B
Financial Products

[***]

[***]

Clubs and Services
Overview
Sears offers various fee-based service programs as a further enhancement to its credit products, providing Sears with an additional source of revenue. Clubs and Services products include [***].
Distribution/Marketing
[***]
Underwriting/Product Delivery
The Credit Card Registration product is serviced by [***] under a servicing agreement for a specified per member-per month fee. The Auto Club is underwritten and serviced by [***], who assumes all business risk and pays Sears a commission based on the product and channel utilized to write business. Previously, [***] provided the Auto Club. [***] members continue to be serviced by [***], and a commission will continue to be paid to Sears during the run-off period. Additional products underwritten and serviced by [***] also continue to be in run-off, with a commission paid to Sears.

EXHIBIT C
Sears Stores

A.	Full-line Stores – 870 Full-line Stores, averaging approximately 90,000 net selling square feet, located primarily in shopping malls across the nation and offering.

•	Hardline and Softline product offerings.

•	Sears Auto Centers – Offer major national brands of tires, Sears exclusive DieHard brand and other brands of batteries, and related automotive services.

•
Sears.com – Sears online presence, offering a limited assortment of hardline and softline merchandise and providing customers the option of buying online and picking up their merchandise in Full-line Stores.

B.	Specialty Stores – 1,300 specialty stores, located primarily in freestanding, off-the-mall locations or high-traffic neighborhood shopping centers.

•
Dealer Stores – 770 primarily independently owned stores, predominately located in smaller communities and averaging 5,300 net selling square feet, that offer appliances, electronics, lawn and garden merchandise, hardware, and automobile batteries. Dealer stores operate under the Sears brand and carry exclusive Sears brands such as Craftsman, Kenmore, and Diehard, as well as a wide assortment of national brands. Dealer Stores are not generally owned by Sears, but from time to time some ten or fewer Dealer Stores may be owned by Sears.

•
Hardware Stores – 250 neighborhood hardware stores under the Sears Hardware and Orchard Supply Hardware brands, averaging from 21,000 to 41,000 net selling square feet, that carry Craftsman tools and lawn and garden equipment, a wide assortment of national brands, and other home improvement products.

•	National Tire & Battery – 225 stores that offer major national brands of tires, DieHard and other brands of batteries, and related services.

•
The Great Indoors – 20 stores specializing in home decorating and remodeling, averaging approximately 100,000 net selling square feet, dedicated to the four main rooms of the house: kitchen, bedroom, bathroom, and great room.

•
Commercial Sales – Primarily targets home builders, remodelers, and property managers for appliance purchasers, as well as vocational schools, factory maintenance, and service companies for industrial tool purchases.

•	Sears Outlet Stores – 38 stores averaging 2,.000 net selling square feet that offer appliances, electronics, and lawn and garden merchandise at a discount.

C.
Direct to Customer – The Direct to Customer business includes Lands’ End online and catalog operations, as well as Lands’ End’s 15 retail stores. Lands’ End is the nation’s largest direct apparel merchant and a leading provider of classic women’s, men’s, and children’s apparel and footwear. The retail stores, averaging 7,000 net selling square feet, offer traditional styled casual clothing for men, women, and children primarily from overstock catalog and online offerings. Direct to Customer also includes direct marketing of goods and services memberships, merchandise through specialty catalogs and impulse and continuity merchandise.

D.
Product Repair Services – Product repair, service contract protection, and installation services are provided for all major brands of home products through a national network of approximately 13,000 service technicians who are all Sears employees. This business also sells and services cooling and heating systems.

EXHIBIT D
[***]

Business Name	Relationship	# of Locations	Expiration date of Contract

[***]

[***]

[***]

[***]

[***]

Exhibit E – Service Standards

[Superseded by later amendment]

Exhibit F
Premier Program
Description:
A “best” retail customer recognition program that overlays the [***] that rewards Sears Credit Card customers based on their spending behavior at Sears.
Sears Cardholders can automatically qualify for the “Premier” status by spending a minimum (generally [***]) in a [***] period ([***]) or can be “invited” to the program based on the number of trips or other relationships they maintain with Sears. A [***] minimum Sears Credit Card relationship is required to be considered for this program.
“Premier” level Sears Credit Cards are issued with a [***] expiration. Re-qualification is based on the same qualification criteria. Accounts not re-qualifying for “Premier” status are re-issued as a [***].
Customers must maintain a good credit rating to qualify for the program and its benefits.
Benefits:
Premier Cardholder benefits include: [***].

Exhibit G
Customer Value Propositions
➢    Sears currently offers [***] rewards programs detailed in the table below:
[***]

Sears Choice Rewards Redemptions
[***]

Sears Choice Rewards [***]
[***]

EXHIBIT H
Special Credit Card Programs and POS Incentives
Card Events
[Superseded by later amendment]

[***] Financing Promotions
[Superseded by later amendment]

POS Incentives
[Superseded by later amendment]

EXHIBIT I
MERCHANT AGREEMENT
BY AND BETWEEN
SEARS, ROEBUCK AND CO.
AND
CITIBANK USA, N.A.
THIS MERCHANT AGREEMENT (the “Merchant Agreement”) is entered into as of ___________, 2003 (the “Effective Date”), by and among SEARS ROEBUCK AND CO., a New York corporation (“Sears”), and Citibank USA, N.A., a national banking association (“Purchaser”).
RECITALS
WHEREAS, Sears is, among other things, engaged in the business of selling merchandise and services through retail stores, catalogs and other means;
WHEREAS, Sears and certain of Sears’ Affiliates (collectively, “Sellers”) and Citicorp, a Delaware corporation and an affiliate of Purchaser (“Citicorp”), have entered into the Purchase, Sale and Servicing Transfer Agreement, dated as of July 15, 2003, as it may be amended from time to time (the “Purchase Agreement”), pursuant to which Citicorp has agreed to acquire from Sellers, and Sellers have agreed to sell to Citicorp, or certain of its Affiliates, those assets and liabilities associated with Sears’ existing credit card and financial products businesses, on the terms and subject to the conditions of the Purchase Agreement;
WHEREAS, Sears, Sears Intellectual Property Management Company and Purchaser have entered into a Program Agreement, dated as of even date hereof (the “Program Agreement”), pursuant to which Sears and Purchaser will issue and service Sears Credit Cards (as defined in the Purchase Agreement), issue existing and new credit and financial products, process and service related accounts and engage in certain joint marketing efforts, on the terms and subject to the terms and conditions set forth in the Program Agreement; and
WHEREAS, Sears desires to enter into a relationship with Purchaser for, among other things, the acceptance of the Sears Credit Cards in Stores (as such terms are defined in the Program Agreement).
NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sears hereby agree as follows:

ARTICLE I - DEFINITIONS
Capitalized terms used in this Merchant Agreement, if not hereinafter defined, have the meanings given to them in the Program Agreement.
1.1    “Authorization” means a valid authorization code provided by Purchaser to Sears with respect to a Card Sale when Sears is presented with a Card Account number.
1.2    “Authorization Center” means the system accessed by Sears for the purpose of obtaining authorization codes and instructions on handling Card Sales.
1.3    “Card Association Regulations” means the by-laws, procedures, rules and regulations of the Card Association, as they may be amended from time to time by the Card Association.
1.4    “Card Sale” is a sale of Merchandise by Sears to a Cardholder through the use of a Sears Credit Card.
1.5    “Card Sale Date” means the transaction date for any Card Sale.
1.6    “Co-Branded Card Sale” is a sale of Merchandise by Sears to a Cardholder through the use of a Sears Co-Branded Card.
1.7    “Chargeback” is the reversal of a charge against a Card Sale previously presented by Sears to Purchaser for payment, in accordance with Section 3.3 of this Merchant Agreement and Section 3 of the Rules.
1.8    “Cost of Funds Adjustment” will have the meaning set forth in Section 3.2.
1.9    “Designated Participant” will have the meaning set forth in Section 12.24.
1.10    “Electronic Card Capture Device” means a device intended to electronically transmit Sales Data to Purchaser, which can be either a physical or virtual “point of sale” device.
1.11    “Merchant Agreement” has the meaning set forth in the preamble hereto.
1.12    “Merchant Operating Rules and Regulations” or the “Rules” means, with respect to the Sears Credit Cards, the rules outlined in Schedule A attached hereto and incorporated herein by reference, as may be amended from time to time in accordance with Section 12.25.
1.13    “Processor” means any organization, including Purchaser, that captures Sales Transactions on behalf of Sears.
1.14    “Program Agreement” has the meaning set forth in the recitals hereto.
1.15    “Purchase Agreement” has the meaning set forth in the recitals hereto.

1.16    “Refund” means any non-cash refund, return, or price adjustment of a Card Sale made through the use of a Sears Credit Card.
1.17    “Refund Record” means all documents or data used to evidence any Refund.
1.18    “Sales Data” means data representing Sales Transactions related to a Card Sale, Refund or credit.
1.19    “Sales Record” means all documents or data presented to Purchaser as evidence of a Card Sale or credit.
1.20    “Sales Transaction” means any single Card Sale, Refund or representment to an Account by Sears and processed through Purchaser or a processor, including an Authorization and ticket capture as a single transaction.
1.21    “Sears” has the meaning set forth in the preamble hereto.
1.22    “Settlement Account” means the account maintained at a depository institution and designated by Sears to which funds due to Sears for Card Sales are credited, such depository institution to be a member of the Automated Clearing House Association.
1.23    “Settlement Amounts” means the daily amounts resulting from clearing Card Sales, including sales volume, representments, any taxes collected and other agreed upon credits, minus Chargebacks, Refunds, any agreed upon fees and other agreed upon debits.
1.24    Construction. References in this Merchant Agreement to any gender include references to all genders, and references in this Merchant Agreement to the singular include references to the plural and vice versa. Unless the context otherwise requires, the term “party” when used in this Merchant Agreement means a party to this Merchant Agreement. References in this Merchant Agreement to a party or other Person include their permitted Successors and assigns. The words “include,” “includes” and “including” when used in this Merchant Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this Merchant Agreement to Articles, Sections and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Merchant Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Merchant Agreement refer to this Merchant Agreement in its entirety and not to any particular Article, Section or provision of this Merchant Agreement.
ARTICLE II - CERTAIN COVENANTS
2.1    Card Association Regulations. [***]
2.2    Current Sears Practices. [***]
ARTICLE III - PURCHASER OBLIGATIONS

3.1    Purchaser Services. Purchaser will process for Sears Sales Transactions on Sears Credit Cards and shall provide to Sears the following additional services with respect to Sears Credit Cards:

3.1.1	Provide real-time and batch processing capabilities for Authorizations, according to the Service Standards set forth in Schedule E of the Program Agreement;

3.1.2	Provide a 24-hour Authorization help desk, according to the Service Standards set forth in Schedule E of the Program Agreement;

3.1.3	Provide electronic transmission of Sales Data into Purchaser’s systems;

3.1.4	Send settlement, Chargeback, and other agreed-upon transaction reports to Sears, in a form and format mutually agreed upon by the parties.

3.1.5	Use commercially reasonable efforts to monitor and mitigate fraud;

3.1.6	Answer Sears’ inquiries concerning Sales Transactions;

3.1.7	Fund Sears Settlement Account, in accordance with Section 3.2 of this Merchant Agreement; and

3.1.8	Manage change requests and problem reports from Sears in a timely manner.

3.1.9	Comply with the service standards set forth in Exhibit E to the Program Agreement.
3.2    Payment of Settlement Amounts on Card Sales. Purchaser will pay the daily Settlement Amounts with respect to Card Sales via wire transfer to the Settlement Account in accordance with the following time periods: [***]. The parties acknowledge and agree that, if all or a portion of the Settlement Amounts due are not paid to Sears by [***] from the date such Settlement Amounts were due until and including the date such Settlement Amounts are paid in full. [***] shall be calculated using the formula set forth on Schedule B. In the event all or a portion of the required Sales Data is not received by Purchaser and its processor by [***], or such data is unreadable, Purchaser will not be required to process the Sales Data containing any missing or unreadable data, and shall immediately inform Sears of such missing or unreadable data. Sears will be responsible for retrieving or resubmitting the Sales Data in completed form. Sears will be responsible for the loss, damage or destruction of Sales Data until such Sales Data is received by Purchaser and its processor. Purchaser shall not be liable for any fees and costs arising from any delays in receipt of funds or errors in Settlement Account entries caused by Sears or third parties. Sears agrees not to close the Settlement Account without providing Purchaser at least [***] prior written notice of such closure and substitution of another account. Sears shall be solely responsible for all fees and costs associated with the Settlement Account. The amounts paid will be the full amount indicated in the Settlement Amounts, as reported, with no deduction, reduction, or setoff for any reason, except as expressly provided for herein or under Section 7.8 of the Program Agreement. All Settlement Amounts shall be paid in United States currency, unless otherwise agreed. Sears authorizes Purchaser to initiate credit or debit entries and adjustments to the Settlement Account. Sears agrees that, in the event of termination of this Merchant Agreement, it will maintain the Settlement Account with reasonably sufficient funds until Sears and Purchaser agree that all Chargebacks and other adjustments are processed, and will permit Purchaser to credit and debit the Settlement Account until all such charges are finalized. Chargebacks and other adjustments will be settled as provided in this Merchant Agreement.
3.3    Chargeback Rights and Procedures for Card Sales.

3.3.1
Subject to the Rules and the terms and conditions set forth in this Merchant Agreement, any payment made by Purchaser to Sears in connection with a Card Sale may be charged back to Sears [***], except in cases of Chargebacks related to losses on credit limit or other credit-related overrides on protection agreements, extended warranty protection, maintenance agreements, or similar products under Section 3.1(iii) of the Rules, which can be charged back without limit as to time. The parties will work together in good faith to resolve Cardholder disputes presented [***].

3.3.2
Purchaser is not required to pay Sears for a Card Sale that is charged back. If Purchaser has already paid Sears for such Card Sale, Purchaser may, at its sole discretion, either (i) deduct the amount to be charged back from the daily Settlement Amount or debit the Settlement Account; or (ii) offset the amount to be charged back from any other future payment to Sears. In the event that the Settlement Account contains insufficient funds or charges, Purchaser may demand that Sears pay Purchaser the amount of the Chargeback, and Sears will make such payment within [***] of such demand.

3.3.3	If Purchaser processes a Chargeback and the amount of the Card Sale or the disputed amount is subsequently paid by the Cardholder, Purchaser will reimburse Sears for such amount.
3.4    Cardholder Complaints. Purchaser will cooperate with Sears consistent with the terms of the Program Agreement, including Section 5 thereof, in addressing Cardholder complaints that arise in connection with a Card Sale.
3.5    Electronic Data Transmissions and Equipment. Unless otherwise provided herein, Purchaser will transmit, or cause to be transmitted, to Sears all data required under this Merchant Agreement via electronic transmission in mutually agreed upon formats. The parties may, from time to time, agree as to changes to any electronic format(s) used in connection with the transactions contemplated by this Merchant Agreement. [***]

3.6    Sears Co-Branded Cards. Subject to Section 2.1, Purchaser will comply with the Card Association Regulations applicable to it in connection with the operation of all applicable aspects of the Program related to the Sears Co-Branded Cards, other than those applicable to Co-Branded Card Sale transactions, wherein Sears Co-Branded Card transactions are to be processed as Sears Card transactions.
ARTICLE IV - SEARS OBLIGATIONS
4.1    General Duties. Sears will comply with the terms of this Merchant Agreement, the Rules, and the Card Association Regulations, as applicable, in connection with the acceptance of Sears Credit Cards and in submitting Sales Transactions and Sales Records for processing. Without limiting the generality of the foregoing, Sears will: (a) honor each valid Sears Credit Card presented by Cardholders; (b) treat each Sales Transaction no less favorably than Sears treats other credit card transactions; (c) not establish minimum or maximum amounts for Card Sales, Sales Transactions or Sales Records; (d) not impose any surcharge on Card Sales or Sales Transactions; and (e) include any Sales Tax on a Sales Transaction in the total charge amount. During the term of this Merchant Agreement, Sears will, and will use reasonable best efforts to cause its Designated Participants to, maintain a merchant relationship with the Card Association for the purpose of accepting Credit Cards for purchases of Merchandise.
4.2    Use of Forms. Unless otherwise provided herein, Sears will use such forms of Card Sales, Sales Records and Refund Records as is determined by mutual agreement of the parties.
4.3    Electronic Transmission Requirements. Unless otherwise provided herein, Sears will transmit, or cause to be transmitted, all data required under this Merchant Agreement via electronic transmission in mutually agreed upon formats.
4.4    Equipment. [***]
4.5    Sears Co-Branded Cards. Subject to Section 2.1, Sears will comply with the Card Association Regulations applicable to merchants in connection with the operation of all applicable aspects of the Program related to the Sears Co-Branded Cards, other than those applicable to Co-Branded Card Sale transactions, wherein Sears Co-Branded Card transactions will not be subject to an interchange fee except in accordance with Section 7.3 of the Program Agreement, and are to be processed as Sears Card transactions.
4.6    Sears Subsidiaries. Sears and Purchaser agree that the Sears Subsidiaries named on Schedule C, attached hereto and incorporated herein by reference, will accept Sears Credit Cards, and Sears will cause each such Subsidiary to comply with, and will be responsible for each Subsidiary’s compliance with, the terms and conditions set forth in this Merchant Agreement as if such Subsidiary was Sears. Should any such Subsidiary, at any time, cease to be an Affiliate of Sears, Sears and Purchaser will determine whether such Subsidiary will continue to have the ability to accept Sears Credit Cards on the terms of the merchant agreement in effect for Partner Merchants at that time, or on such other terms as the parties agree, and such Subsidiary shall be deleted from Schedule C. Further, if Sears desires that any Sears Subsidiary at any time should no longer accept Sears Credit Cards, Sears will provide written notice to Purchaser and such Sears Subsidiary shall be deemed deleted from Schedule C as of the effective date set forth in such notice, which shall be no less than 15 days after Purchaser’s receipt of such notice, unless otherwise agreed upon by the parties. If a new Sears Subsidiary which is not named on Schedule C becomes or will become subject to the Program Agreement, Sears shall provide Purchaser with written notice thereof and such Subsidiary shall be deemed added to Schedule C as of the effective date set forth in such notice. Sears shall guarantee the obligations of the Sears Subsidiaries named on Schedule C, as amended from time to time.
ARTICLE V - CONFIDENTIAL INFORMATION
The parties agree that the terms and conditions with respect to Confidential Information as set forth in the Program Agreement will apply to information disclosed to or observed or otherwise obtained by one party with regard to the other party in the course of the negotiation of this Merchant Agreement and each party’s performance of its obligations hereunder.
ARTICLE VI - SEARS REPRESENTATIONS AND WARRANTIES
6.1    Generally. Sears hereby warrants and represents, as of the date of presentment to Purchaser of each Sales Record for a Card Sale:

6.1.1
All Sales Records and Refund Records that Sears presents to Purchaser are genuine and arise out of bona fide Card Sales of Merchandise by Sears in the ordinary course of business and that all such records are originated by Sears in compliance with this Merchant Agreement and the Rules;

6.1.2	Sears has title to all Sales Records presented to Purchaser, there are no liens or other encumbrances on such Sales Records and Sears has the authority to present such Sales Records to Purchaser;

6.1.3	No Sales Record is subject to any dispute, set-off or counterclaim due to any act or omission of Sears, except for those created as a result of the acts or omissions of Purchaser;

6.1.4	The Card Sale did not arise out of any fraud or malfeasance of any employee or agent of Sears;

6.1.5	The Sales Records are free from any alteration not authorized by the Cardholder;

6.1.6
With respect to any transaction in which a Sears Credit Card is not physically presented to Sears, the Sears Credit Card and Account information contained in the Sales Data is accurate and correct; and

6.1.7	The Sales Transaction is in compliance with all applicable Laws.
6.2    [***]
ARTICLE VII - USE OF TRADEMARKS
The parties agree that the terms and conditions with respect to the use of the Sears Licensed Marks and the Licensed Purchaser Marks set forth in the Program Agreement and the Licensing Agreement will apply to the use of such Marks for purposes of this Merchant Agreement.
ARTICLE VIII - RECORDS
8.1    Generally. Sears will retain electronic records of all Sales Records and Refund Records (and any other transaction records) for at least seven years after the date when Sears presents the records to Purchaser. If Sears cannot retain electronic records of all or a portion of any such records, then Sears will retain either the original, or a legible microfilm copy of both sides, of all Sales Records and Refund Records (and any other transaction records) for at least seven years after the date when Sears presents the records to Purchaser.
8.2    Requests for Copies. Sears will provide Purchaser with copies of the electronic records of all Sales Records or Refund Records (and any other transaction records), or, if there is no electronic record, a copy of either the original paper or of the microfilmed version of such Sales Records or Refund Records (and any other transaction records) (in size comparable to the original paper record), and any other documentary evidence available to Sears and reasonably requested by Purchaser to meet its obligations under applicable Laws (including its obligations under Regulation Z of the Board of Governors of the Federal Reserve System) or to respond to questions concerning Accounts.
8.3    Systems Access. Sears will provide Purchaser’s employees or contractors, who have a need to know, with “view only’ access to Sears’ systems with respect to Sales Records and Refund Records, and Purchaser will provide Sears’ contract sales employees with “view only” access to TS2 Commercial to assist in resolving customer disputes. The parties agree that each party will be reimbursed by the other party for services provided under this Section 8.3 based on its actual costs of providing such services, taking into account, if applicable, a reasonable allocation of overhead.
ARTICLE IX - COMPLIANCE WITH LAW
9.1    Sears’ Compliance. Sears will comply with all Laws applicable to Sears and Sears’ business as they relate to Sales Transactions.
9.2    Purchaser’s Compliance. Purchaser will comply with all Laws applicable to Purchaser and Purchaser’s business as they relate to Sales Transactions.
ARTICLE X - DEFENSE AND INDEMNIFICATION

10.1    By Sears. Sears shall be liable to, and shall defend, indemnify and hold harmless, Purchaser and its Subsidiaries and Affiliates and their respective directors, officers, employees and permitted assigns from and against any Losses arising out of [***].
10.2    By Purchaser. Purchaser shall be liable to, and shall defend, indemnify and hold harmless, Sears, and its Subsidiaries and Affiliates and their respective directors, officers, employees and permitted assigns from and against any Losses arising out of [***].
10.3    Procedures for Indemnification. The parties agree to follow the procedures for indemnification set forth in Section 11.3 of the Program Agreement for purposes of indemnification under this Merchant Agreement.
ARTICLE XI - TERM AND TERMINATION
11.1    Term. This Merchant Agreement shall commence on the Effective Date, and shall continue in full force and effect during the Term of the Program Agreement; provided, however, that Purchaser may terminate this Merchant Agreement with respect to any Subsidiary listed on Schedule C after such Subsidiary fails to perform any of its material obligations or breaches, any of its material covenants hereunder in any material respect, and such failure or breach shall have continued unremedied for 30 days after delivery of written notice from Purchaser of its intention to terminate this Merchant Agreement with respect to such Subsidiary, absent remedy of such failure or breach within the 30-day period.
11.2    Effect of Termination. Upon the effective date of any termination of this Merchant Agreement, Sears’ rights hereunder to make Card Sales, to present Sales Records to Purchaser, and to use Sales Record forms, Refund Record forms, promotional materials, and any other items provided by Purchaser hereunder, will immediately cease. The provisions of Sections 3.2, 3.3, 3.4, 4.2, 4.3, 8.1 and 8.2 and Articles V, VI, VII, IX, X, XI and XII, as well as Sears’ obligations in connection with any Sales Record or Refund Record accepted by Purchaser (whether before or after any termination of this Merchant Agreement), including Sears’ Charge-back obligations, will survive any termination of this Merchant Agreement.
ARTICLE XII - GENERAL
12.1    Successors and Assigns. Section 14.1 of the Program Agreement is incorporated herein, mutatis mutandis.
12.2    Entire Agreement. Section 14.2 of the Program Agreement is incorporated herein, mutatis mutandis.
12.3    Relationship of the Parties. Section 14.3 of the Program Agreement is incorporated herein, mutatis mutandis.
12.4    Force Majeure. Section 14.4 of the Program Agreement is incorporated herein, mutatis mutandis.

12.5    Books and Records. Section 14.5 of the Program Agreement is incorporated herein, mutatis mutandis.
12.6    Public Announcements. Section 14.6 of the Program Agreement is incorporated herein, mutatis mutandis.
12.7    Audits. Section 14.7 of the Program Agreement is incorporated herein, mutatis mutandis.
12.8    Assignment; Delegation of Services. Section 14.8 of the Program Agreement is incorporated herein, mutatis mutandis.
12.9    Change in Law; Severability. Section 14.9 of the Program Agreement is incorporated herein, mutatis mutandis.
12.10    Survival. Section 14.10 of the Program Agreement is incorporated herein, mutatis mutandis.
12.11    Expenses. Section 14.11 of the Program Agreement is incorporated herein, mutatis mutandis.
12.12    Amendment and Waiver. Section 14.12 of the Program Agreement is incorporated herein, mutatis mutandis.
12.13    Remedies; Specific Performance. Section 14.13 of the Program Agreement is incorporated herein, mutatis mutandis.
12.14    Table of Contents; Headings. Section 14.14 of the Program Agreement is incorporated herein, mutatis mutandis.
12.15    Limitation on Rights of Others. Section 14.15 of the Program Agreement is incorporated herein, mutatis mutandis.
12.16    Counterparts; Effectiveness. Section 14.16 of the Program Agreement is incorporated herein, mutatis mutandis.
12.17    Payments. Section 14.17 of the Program Agreement is incorporated herein, mutatis mutandis.
12.18    Drafting. Each party acknowledges that its legal counsel participated in the drafting of this Merchant Agreement. The parties hereby agree that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Merchant Agreement to favor one party over any other.
12.19    Governing Law. This Merchant Agreement shall in all respects be governed by and construed in accordance with the internal Laws of the State of Delaware, without regard to the conflict of laws principles of such state.

12.20    Waiver of Jury Trial. EACH PARTY TO THIS MERCHANT AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MERCHANT AGREEMENT.
12.21    Jurisdiction; Consent to Service of Process. Section 14.21 of the Program Agreement is incorporated herein, mutatis mutandis.
12.22    Notices. Section 14.22 of the Program Agreement is incorporated herein, mutatis mutandis.
12.23    Escalation; Arbitration. Sections 14.23 and 14.24 of the Program Agreement are incorporated herein, mutatis mutandis.
12.24    Designated Participants. Each of Sears and Purchaser shall use its reasonable best efforts to have Purchaser enter into separate merchant processing agreements with each of Sears’ Affiliates and Partner Merchants that accept Sears Credit Cards (“Designated Participants”), in accordance with Section 12.2 of the Program Agreement. Until Purchaser enters into such merchant processing agreement with any such Designated Participant, (1) Sears shall communicate with Purchaser on behalf of the Designated Participant on all matters, (ii) Purchaser shall not be required to render any performance hereunder to the Designated Participant, and Purchaser shall have fulfilled all of its obligations and responsibilities hereunder with respect to any participation by the Designated Participant by rendering performance to Sears on behalf of the Designated Participant, (iii) Sears shall be responsible for rendering to Designated Participant any performance rendered to Sears by Purchaser on behalf of the Designated Participant, and (iv) nothing in this Merchant Agreement, whether express or implied, shall give or be construed to give any such Designated Participant any legal or equitable right, remedy or claim under or in respect of this Merchant Agreement, it being understood that any legal or equitable right, remedy or claim with respect to matters set forth in this Section 12.24 shall inure exclusively to Sears.
12.25    Modification of Rules. [***]
12.26    Conflict with Program Agreement. Notwithstanding anything to the contrary contained herein, in the event of a conflict between either this Merchant Agreement or the Rules and the Program Agreement, the Program Agreement shall control.
Signature Page Follows

IN WITNESS WHEREOF, Sears and Purchaser have caused their duly authorized representatives to execute this Merchant Agreement as of the date set forth below the signature of each.
SEARS, ROEBUCK AND CO.        CITIBANK USA, N.A.
By:         By:
Title:         Title:
Date:         Date:

SCHEDULE A

Sears Credit Card
Merchant Operating
Rules and Regulations
These Rules and Regulations contain procedures that will be followed in connection with the acceptance of a Sears Credit Card and will govern all Sears Credit Card Sales Transactions. These Rules and
Regulations are not applicable to Sears Co-Branded Cards except for Co-Branded Card
Sales.

[***]

[***]

A-1

[***]

ATTACHMENT A TO SCHEDULE A

SCHEDULE B
Cost of Funds Adjustment

[***]

B-1

SCHEDULE C

SEARS SUBSIDIARIES WHICH
ACCEPT THE SEARS CREDIT CARDS

California Builder Appliances, Inc.
Florida Builder Appliances, Inc.
Koolvent Aluminum Products, Inc.
Lands’ End, Inc.
[***]
Sears Carpet and Upholstery Care, Inc.
Sears Franchise Services Corp.
Sears Home Improvement Services Company (a.k.a., SHIP)
[***]
Sears, Roebuck de Puerto Rico, Inc.
Sears Shop at Home Services, Inc.

C-1

EXHIBIT J

[Superseded by later amendment]

EXHIBIT K
[Superseded by later amendment]

EXHIBIT L
[***]

EXECUTION COPY

AMENDMENT NO. 1
AMENDMENT No. 1 (this “Amendment”), dated as of July 26, 2004, to the Program Agreement, dated as of July 15, 2003 and as amended and restated as of November 3, 2003 (the “Program Agreement”), by and among Sears, Roebuck and Co. (“Sears”), Sears Intellectual Property Management and Citibank (USA) N.A. (“Citibank”). All terms used herein but not defined shall have the meaning ascribed thereto in the Program Agreement
WHEREAS, the Parties have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Parties may amend the Program Agreement by a written instrument executed by each of the Parties;
WHEREAS, the Parties wish to amend the Program Agreement as follows.
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows:
1.[Superseded by later amendment]
2.Except as expressly set forth herein, the Program Agreement shall continue in full force and effect without amendment thereto.
3.This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
4.This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Glenn Richter
Name: Glenn Richter
Title: Executive Vice President and Chief Financial Officer
SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Andrew R. Ginger
Name: Andrew R. Ginger
Title: Vice President
CITIBANK (USA) N.A.
By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: Vice President Citicards
Chief Financial Officer/O&T
Finance

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EXECUTION VERSION
AMENDMENT NO. 2
AMENDMENT No. 2 (this “Amendment”), effective as of September 1, 2007, to the Program Agreement, originally dated as of July 15, 2003, as amended and restated as of November 3, 2003 and as further amended by Amendment No. 1 on July 26, 2004 (the “Program Agreement”), originally executed by and among Sears, Roebuck and Co. (“Sears”), Sears Intellectual Property Management Company (“Sears IP”) and Citibank (South Dakota), N.A., as successor in interest to Citibank (USA) N.A. (“Purchaser”) (together the “Parties”). All terms used herein but not defined shall have the meanings ascribed thereto in the Program Agreement or the Term Sheet (as hereinafter defined).
WHEREAS, Sears, Sears DP and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the parties thereto;
WHEREAS, the Parties entered into a binding term sheet, dated April 29, 2005 and attached hereto as Annex A (the “Term Sheet”), which reflected their understanding with respect to certain matters covered in the Program Agreement and the Parties have been operating the Program since then under the terms of such Term Sheet;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect the provisions of the Term Sheet relating to Deferred Interest Financing (as defined below) as well as certain other provisions of the Term Sheet.
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows:
1.    The Parties intend to incorporate the provisions of the Term Sheet relating to Deferred Interest Financing as well as certain other provisions into the Program Agreement as follows, provided that references to “Kmart” cards (or accounts) therein shall be references to Sears Credit Cards issued (or Accounts opened) at Kmart Stores (other than Sears Inside locations) and effective as of September 1, 2007, in the event of a conflict between any provision of this Amendment (excluding Annex A) and any provision of the Term Sheet, the terms of this Amendment (excluding Annex A) shall take precedence and govern over the terms of the Term Sheet.
2.    The definitions from Section 2 of the Term Sheet shall be incorporated into Section 1.1 of the Program Agreement and placed in their correct alphabetical order. The following definitions shall be added and placed in their alphabetically correct order:

1

“Deferred Interest Financing” means [***] or (b) if the Cardholder defaults under the Account Agreement.
“Non-Promotional Sales” means all sales on a Sears Credit Card other than Deferred Interest Financing sales.
3.    The title of the defined term [***] in Section 1.1 of the Program Agreement shall be deleted and replaced with the title “Deferred Interest Financing” (and the term [***] in the defined term shall be deleted and replaced with the term “deferred interest”) and moved to its alphabetically correct order, and references to [***] in the Program Agreement and the schedules and exhibits attached thereto, shall be replaced with references to “Deferred Interest Financing.” For the avoidance of doubt, it is understood and agreed that there shall be no more [***] or similar products offered under the Program. In addition, the second section of Exhibit H of the Program Agreement, titled [***] is hereby deleted in its entirety and re-titled “Deferred Interest Financing Promotions” and replaced as follows:
“Stores offer in-store credit promotions and Deferred Interest Financing to stimulate and complete retail sales. The Stores generally control these retail-related credit offers, with promotional decisions being made on a merchandise category basis. Under the terms of the Deferred Interest Financing promotions, qualifying purchases from Sears Stores financed using a Sears Credit Card [***]. For a Cardholder to be eligible for such minimum payment terms on promotional items such Cardholder is required to make timely payments on all amounts due for non-promotional credit activity; otherwise, the entire Account balance shall be considered delinquent and subject to standard finance charges and fee.”
4.    The Program Agreement shall be amended to include a new section at the end of Article III as follows:
“3.7    Program Performance. The [***] and the [***] of Sears shall meet [***] to discuss Program performance.”
5.    Section 7.5(a) of the Program Agreement is hereby amended by substituting “Purchaser” with “the parties”.
6.    Section 8.9 of the Program Agreement, together with references thereto and defined terms contained therein, are hereby deleted in their entirety.
7.    Sections 1 and 2 of Schedule 7.1 of the Program Agreement are hereby deleted and replaced in their entirety with new Sections 1 and 2 of Schedule 7.1 attached hereto as Annex B.
8.    Exhibit J of the Program Agreement is hereby deleted in its entirety and replaced with a new Exhibit J attached hereto as Annex C.

2

9.    Exhibit K of the Program Agreement is hereby amended by deleting the text under the heading “Merchant Discount” and replacing it with the following: “The Merchant Discount shall be [***].”
10.    This Amendment may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
11.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
[Signature pages follow]

3

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Susan Erlich__________________
Name: Susan Erlich
Title: Senior Vice President, General Manager
SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Mary Tortorice
Name: Mary Tortorice
Title: Vice President, Deputy General Counsel
CITIBANK (SOUTH DAKOTA), N.A., as successor in Interest to CITIBANK (USA) N.A.
By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: Vice President and Chief Financial Officer

Annex A
The Term Sheet

Terms Sheet
For
Revision of Program Agreement
Between
Sears, Roebuck and Co. and Citibank USA, N.A.
This terms sheet (the “Terms Sheet”) describing the revisions to be made to the Amended and Restated Program Agreement dated as of July 15, 2003, as amended and restated on November 3, 2003 by and between Sears, Roebuck and Co., Sears Intellectual Property Management Company (hereinafter “Sears”), and Citibank USA, NA. (“Citibank”), and formalizing the terms in the letter dated November 16. 2004 from Glenn Richter of Sears to Steve Freiberg of CitiCards, is made as of April 29, 2005 and will remain in effect, unless earlier terminated, for the duration of the Program Agreement. [***]
1.    Definitive Agreement.
Upon execution of this Terms Sheet, the parties agree to promptly draft and enter into an amended and restated Program Agreement which will reflect the terms of this Terms Sheet. The parties agree to negotiate in good faith any additional terms and conditions to be included in the new amended and restated program agreement to reflect any needed changes to the Program Agreement, as revised, to include: (i) Sears Holdings Corporation as a party thereto; (ii) any modifications that the parties mutually agree are required to effect the intent of this Terms Share and (iii) to establish mutually agreed upon Service Goals relating to the matters covered by this Terms Sheet Except for those changes, the parties intend that no Anther changes should be made to the Program Agreement.
2.    Definitions.
To the extent that capitalized terms are used, they shall have the same meaning min the Program Agreement. Any reference to a brand includes any successor or replacement brand. The following terms have the meaning ascribed to them below:
Home Category: The Home Category Includes: Home office; home appliances; home electronics; floorcare and sewing; tools/paint; lawn/home improvement/fitness; and mattresses. A Sears Store need not have all of these departments to be considered to have a Home Category, but must have at least one.
Store Formats:
Sears Store: For purposes of this Terms Sheet, a Sears Store shall include a Home Category. A Sears Store shall also include any store format already branded Sears or The Great Indoors, or Orchard Supply Hardware Corporation as of the date of this Terms Sheet, (including but not limited to Sears Grand, Sears Essentials, Sears Hardware, Sears Dealer Store end all Full Line Sears Stores) as well as any future The Great Indoors, Orchard Supply Hardware

Corporation, Sears Full Line Store, Sears Essentials Format Store, Sears Grand, Sears Hardware or Sears Dealer Stores.
Sears Full Line Store: A store that is branded solely as Sears or Sears, Roebuck and Co. on the exterior, carries an assortment of Home Category departments, and is not a Sears Dealer Store or Sears Outlet Store. A listing of the Sears Full Line Stores as of April 30, 2005, shall be made a part of the revised Program Agreement. In addition, in order for any new stores to be classified as a Sears Full Line Store, the store must be substantially similar to the Sears Full Line Stores existing at the time of execution of this Terms Sheet.
Sears Essentials Format Store: A store meeting the definition of a Sears Essentials Format Store will be considered a Sears Store for purposes of Exhibit A of this Terms Sheet. A Sears Essentials Format Store will always have a Home Category, and may also include a pharmacy. Sales in the Home Category will comprise no less than [***] of the total balance of sales (not including sales from pharmacy or gift card redemptions) of the store.
The balance of sales at the Sears Essentials Format Stores will be monitored by measuring the balance of sales figures in the aggregate twice a year for all Sears Essentials Format Stores based on sales (less sales from pharmacy and gift card redemptions) from January 1 through June 30, and then again from July 1 through December 31 (each an Evaluation Period). Only those Sears Essentials Format Stores that have been open at least 12 months from their respective grand opening dates (to allow that store to fully develop its Home Category sales division) will be included in the balance of sales calculation, and no such calculation will take place until there are 20 Sears Essentials Format Stores open at least one year from their grand opening date. Thus, it is possible that some Sears Essential Stores will not be included in the calculation of balance of sales for the full 6 month period because they will not have been open for one year past the grand opening until sometime after January 1 or July 1, or because there are not 20 stores that meet the criteria. They will be included for each calendar month that they meet the above criteria.
Kmart Store: A Kmart store is one that has Kmart, Super K Mart or Big K branded on its exterior. A Kmart store may also have a Sears Inside located within its store.
Sears Inside: A Sears Inside store location is one where the exterior of the store is not primarily branded as Sears, (but could be branded with another Sears Holdings Corporation subsidiary name) and contains either a) a home appliances section offering home appliances such as but not limited to refrigerators or washers and dryers or b) two other Sears Home Category assortments.
Accounts:
A Sears Branded Account is any Account that may be issued pursuant to the terms of the Program Agreement as revised, other than a Kmart Account.

A Kmart Account is an Account issued pursuant to the Program Agreement that carries the Kmart (or any derivative thereof such as but not limited to Big K or Super K Mart) brand name.
Internal Sales:
An internal sale is one where Merchandise is charged to an Account.
3.    Terms Sheet Binding; Assignment.
This Terms Sheet shall be binding upon and inure to the benefit of the parties and their successors and assigns.
4.    Governing Law.
The rights and duties of the parties will be governed by the local law of the State of Delaware without regard to principles of choice or conflict of law.
5.    Notices.
All notices required or permitted to be given under this Terms Sheet or any amended and restated Program Agreement shall be sufficient if sent by either certified mail, return receipt requested, facsimile or hand delivery to the parties at the respective addresses set forth in the Program Agreement or to such other address as the party receiving the notice has designated by notice to the other party.
6.    Entire Agreement.
This Terms Sheet, including all exhibits hereto, constitute the complete, final and exclusive statement of the terms of the Terms Sheet among the parties pertaining to the subject matter hereof and supersede all prior letters of intent, understandings, negotiations and discussions of the parties. No modification or rescission of this Terms Sheet shall be binding unless executed in writing by the party to be bound thereby.
7.    Counterparts; Effectiveness.
This Terms Sheet may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same contract.
SIGNATURES FOLLOW ON THE NEXT PAGE

IN WITNESS WHEREOF, Citibank and Sears have caused this Terms Sheet to be executed by persons duly authorized as of the date of first above stated.

Sears, Roebuck and Co.	Citibank USA, N.A.

By: /s/Alan J. Lacy______________	By: ____/s/ Douglas C. Morrison_
Name: ____Alan J. Lacy__________	Name: Douglas C. Morrison___
Title: Chief Executive Officer, Sears Holdings	Title: Vice President and Chief Financial Officer_

Sears Intellectual Property Management Company

By: /s/ Andrea Cannon_________
Name: __Andrea Cannon_____
Title: ___Secretary_________

EXHIBIT A
[***]

[***]

[***]

Annex B
Schedule 7.1
[Superseded by later amendment]

Exhibit A to Schedule 7.1
[Superseded by later amendment]

Exhibit B to Annex A
[Superseded by later amendment]

Annex C
EXHIBIT J
[Superseded by later amendment]

AMENDMENT NO. 3
AMENDMENT No. 3 (this “Amendment”), effective as of January 1, 2008, to the Program Agreement, originally dated as of July 15, 2003, as amended and restated as of November 3, 2003 and as further amended by Amendment No. 1 and Amendment No. 2 (the “Program Agreement”), originally executed by and among Sears, Roebuck and Co. (“Sears”). Sears Intellectual Property Management Company (“Sears IP”) and Citibank (South Dakota), N.A., as successor in interest to Citibank (USA) N.A. (“Purchaser”) (together the “Parties”). All terms used herein but not defined shall have the meanings ascribed thereto in the Program Agreement or the Term Sheet (as hereinafter defined).
WHEREAS, Sears, Sears IP and Purchaser have heretofore executed and entered into the Program Agreement:
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the parties thereto:
WHEREAS, the parties desire to amend the Agreement to incorporate certain provisions therein;
WHEREAS, Section 4.5 of that Agreement allowed Additional Products to be offered to Sears Credit Card customers after November 3, 2003 and designated as Financial Products:
WHEREAS, the parties desire to, and have begun to, offer such Financial Products; and
WHEREAS, the Parties wish to further amend the Program Agreement to include the following supplemental financial products terms and conditions with respect to the Additional Financial Products offered by Purchaser subsequent to November 3, 2003, under the Agreement and the Services related to each such Additional Financial Product that Purchaser shall provide to certain Sears Credit Card customers;
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound, the Parties hereto agree as follows:
ARTICLE I. Definitions
All capitalized terms not defined herein have the same meaning as the Agreement.
“Additional Financial Product(s)” means [***] product(s) offered by Purchaser to Sears Credit Card customers pursuant to this Amendment which is not a Credit Card or a New Payment Card.
“Additional Financial Product Exhibit” means each and every Additional Financial Product Exhibit that is approved in writing by Purchaser and by Sears and attached hereto.

“Financial Products Customers” means Sears Credit Cardholders who agree to enroll, or otherwise accept or participate, in Additional Financial Products.
“Marketing Materials” shall have the same meaning as “Solicitation Materials.”
“Sears Cardholders” or “Cardholders” shall mean individuals or businesses who are issued, or authorized to use, a Sears Credit Card issued by Purchaser.
“Services” means [***]
ARTICLE II. Additional Financial Product Authorization and General Obligations
A.Purchaser is authorized to undertake the Additional Financial Product(s) described in the approved Additional Financial Product Exhibit(s) appended to this Amendment. Each Additional Financial Product shall be governed by the terms of a separate Additional Financial Product Exhibit, the Agreement and this Amendment. Each Additional Financial Product Exhibit is hereby incorporated by reference and made part of this Amendment.
B.Each Additional Financial Product Exhibit shall accurately describe the Additional Financial Product to which it relates. Each Exhibit shall include, as applicable and to the extent not covered in, or different from, the Agreement, [***]. To the extent that there is a conflict between the Agreement and any particular Additional Financial Product Exhibit, the terms of the Additional Financial Product Exhibit shall control. Purchaser shall provide [***], except to the extent that any such changes are required by applicable law or regulation.
C.In undertaking Additional Financial Products pursuant to this Amendment. Purchaser shall comply with the terms set forth in each approved Additional Financial Product Exhibit and. as applicable, with the provisions on (i) the licensing Supplement by and between Sears, Roebuck and Co. Sears Intellectual Property Management Company. Sears Brands, LLC and Citibank (South Dakota), N.A. as successor in interest to Citibank (USA) N.A. dated November 3, 2003; and (ii) the Management Information Systems Standards set forth in Attachment A to this Amendment; each of which is incorporated by reference and made a part of this Amendment.
D.Unless the applicable Additional Financial Product Exhibit states differently, [***]
ARTICLE III. Marketing
A.Purchaser may market each Additional Financial Product as agreed to by the parties, including through [***]. If the parties agree to market [***].
B.In addition, [***].
C.Purchaser shall, by the [***] business day of each calendar month while this Amendment remains in effect. submit to Sears in writing an [***].

2

ARTICLE IV. Additional Financial Product Membership/Contents of Solicitation Materials
A.Unless the parties agree otherwise in writing, all Additional Financial Product memberships will be [***].
B.All Marketing Materials used to enroll Cardholders [***]:
[***]
[***]
[***]
ARTICLE V. Enrollment Processing
A.An enrollment shall be deemed to take place when [***]. Notwithstanding the foregoing, no Cardholder’s oral or written agreement to enroll will be deemed to be complete and effective until [***]. Purchaser shall [***] and where allowed by law, shall provide such evidence to Sears upon [***] business days’ request.
B.Charges for Additional Financial Product membership fees [***].
C.Purchaser shall ensure that [***], unless otherwise required by law or agreed to by Sears: provided, however, that [***]. Purchaser shall ensure that appropriate MIS reports are prepared periodically. in accordance with the requirement set forth in Attachment A to the Amendment to [***].
ARTICLE VI. Membership Fulfillment Kits
A.Where applicable, [***], shall mail membership fulfillment kits by means of at least third class mail to all new Additional Financial Product members within [***] business days of each enrollment. [***]
ARTICLE VII. Changes in Membership Fees or Benefits for Financial Product Customers
[***]
ARTICLE VIII. Billing Financial Product Customers
Purchaser shall have [***]
ARTICLE IX. Account Managers
Each party shall designate an account manager for each Additional Financial Product, who shall be responsible for managerial responsibilities with respect to the Additional Financial Product. The parties may designate such other of its employees to the Additional Financial Product on a full-time or part-time basis as required.

3

ARTICLE X. Additional Financial Product Expenses
Except as otherwise provided in an Additional Financial Product Exhibit, this Amendment or the Agreement, Purchaser shall be [***].
ARTICLE XI. Marketing Material Review and Approval
Purchaser shall [***]
Membership Retention; Satisfaction
A.Purchaser shall [***]
B.Purchaser shall [***]
ARTICLE XIII. Term; Termination
This Amendment shall remain in effect as long as the Agreement is in effect.
ARTICLE XIV. Additional Notices
Any notice or communication required under this Amendment will be effective when received and sufficient if given in writing and delivered by certified mail, registered mail or by an overnight delivery service of general commercial use (such as United States Postal Service, United Parcel Service, Federal Express, or Airborne) addressed as follows:

To Purchaser:	Citicorp Credit Services, Inc. One Court Square – 34th Floor Long Island City, New York 11120 Attention: Senior Vice President. Franchise Leveraging. Products

With a copy to:	Citicorp Credit Services, Inc. One Court Square – 41st Floor Long Island City. New York 11120 Attention: Associate General Counsel, Franchise Leveraging Products

With a copy to:	Citicorp Credit Services, Inc. (USA) 50 Northwest Point Blvd Elk Grove Village. Illinois 60007-1032 Attn: Citi-Sears Relationship Manager Fax No. 224-222-4070

To Sears:	Sears, Roebuck and Co. 3333 Beverly Road Hoffman Estates, Illinois 60179

4

Attn: SVP and Manager — Financial Products
Fax No. 847-286-6004

With a copy to:	Sears Holdings Corporation 3333 Beverly Road Hoffman Estates, Illinois 60179 Attn: General Counsel Fax No. 847-286-2471
Or, to such other person or address as any such party may designate by notice duly given to the other party as provided herein. Such notice or communication shall be deemed to have been given upon the date of receipt.
ARTICLE XV. Entire Amendment; Conflicts; Amendment
A.This Amendment, together with the Agreement, the attached Additional Financial Product Exhibit(s), and any Attachments, constitutes the entire Agreement between Purchaser and Purchaser with respect to the subject matters addressed herein and supersedes and replaces all previous agreements between the parties and their predecessors with respect to the subject matter hereof.
B.In the event of any conflict between terms set out in this Amendment and an individual Additional Financial Product Exhibit, the provisions of the Additional Financial Product Exhibit shall be controlling.
C.In the event of any conflict between terms set out in this Amendment and the Agreement, the provisions of this Amendment shall be controlling. Except as specifically amended herein, the terms and conditions of the Agreement shall remain in full force and effect.
D.This Amendment is and shall he binding upon and inure to the benefit of both parties and their respective legal representatives, successors, and permitted assigns and may not he changed or modified except in a writing signed by both parties.
E.This Amendment may he executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
F.This Agreement shalt he governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
[SIGNATURE PAGE FOLLOWS]

5

IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be dui) executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Susan P. Erlich
Name: Susan P. Erlich
Title: Senior Vice President
SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Mary Tortorice
Name: Mary Tortorice
Title: Vice President, Deputy General Counsel
CITIBANK (SOUTH DAKOTA), N.A., as successor in interest to CITIBANK (USA) N.A.
By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: Vice President and Chief Financial Officer

ATTACHMENT A

[***]

ATTACHMENT B

CUSTOMER SERVICE AND PERFORMANCE STANDARDS
Telephone, Timeliness/Quality Standards (tracked daily and reported monthly):
A Service Level requiring [***] of all customer service calls to be answered within [***] seconds, and a daily [***] seconds will be maintained. The average daily monthly [***] for calls to the customer service telephone lines shall not exceed [***]%.

AMENDMENT NO. 4
THIS AMENDMENT No. 4 (“Amendment No. 4”), effective as of October 1, 2011, (the “Amendment No. 4 Effective Date”), to the Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time (the “Program Agreement”), is executed this 14th day of October 14, 2011, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”). All terms used herein but not defined herein shall have the meaning ascribed thereto in the Program Agreement or the Term Sheet (as hereinafter defined).
WHEREAS, Sears, Sears Brands and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the Parties thereto;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect changes to the Program to incorporate new card products and other changes:
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:
1.    The following defined terms will be added to, or, where applicable, replace definitions in, Section 1.1 in alphabetically correct order:
“Actual Point Cost” means a dollar amount equal to the product of Points awarded in a calendar quarter multiplied by the applicable Point Factor, multiplied by the Actual Redemption Rate.
“Actual Redemption Rate” means the Redemption Rate measured and calculated as of the expiration date of the Points for which the actual Redemption Rate is being determined. In the case where an Actual Redemption Rate is being determined for a period that includes multiple Point Expiration Dates, all of the Points subject to expiration during the period for which the determination is being made shall be included in the calculation.
“Base Redemption Rate” means the average Redemption Rate of Points awarded under the [***] in each calendar quarter. The Base Redemption Rate shall be reset as of the first day of each calendar quarter based on the Redemption Rate of Points that were awarded during the prior [***] months and that have expired during the preceding calendar quarter. The initial Base Redemption Rate is [***].

“Bonus Cardholder” means a SYWR Program member who is also a Sears Credit Card Cardholder, has supplied a valid email address to the SYWR Program, and has not opted-out of receiving promotional emails from the SYWR Program.
“Deferred Interest Financing” means promotional financing pursuant to [***], and the Cardholder otherwise complies with the terms of the promotional offer.
“Duplicate Account” means, with respect to a Sears Credit Card or Account other than a Sears Home Improvement Account, the second or any subsequent Account issued to a Sears Customer under the Program.
“Holiday Period” means the Parties’ mutually agreed upon retail calendar sales period that starts on or about [***] and concludes on or [***].
“Incremental Sales Incentive” has the meaning given in Schedule 7.1 hereto.
“Initial Point Cost” means a dollar amount equal to the product of Points awarded in a calendar quarter multiplied by the applicable Point Factor multiplied by the Base Redemption Rate.
“Kmart Net Internal Consumer Credit Sales” means a Net Internal Consumer Credit Sale on a Sears Credit Card or Account at a Store with a Kmart Store Format.
“Lands’ End Store” means a Store branded “Lands’ End.” For purposes of this Amendment No. 4, Lands’ End shall be considered a Sears Store Format.
“MyGofer Store” means a Store that consists of an Internet based shopping service branded “mygofer” that allows a consumer to place an Internet order for Merchandise that is fulfilled by a local Kmart Store. For purposes of this Amendment No. 4, MyGofer shall be considered a Kmart Store Format.
“Net External Consumer Credit Sale” means a purchase made using a SYWR MasterCard that qualifies for an award of Points under the SYWR Program as determined by Purchaser.
“Net Internal Consumer Credit Sales” means sales to consumers of Merchandise that qualify for an award of Points under the SYWR Program [***] on a Sears Credit Card or Account other than a HIPs Account or a Commercial One Account.
“Points Factor” means the Point Face Value used to calculate the amount payable by Purchaser for Points awarded hereunder in connection with the use of a Sears Credit Card.
“Points” means points as defined in the SYWR Program terms and conditions in effect from time to time. Points can be expressed as either a multiple of Points per dollar [***] or as a percentage of the purchase amount.
“Point Face Value” means [***]. Points expressed in multiples, [***] have a Point Face Value equivalent to the multiple. [***]

“Redemption Rate” means a percentage obtained by dividing the number of Points awarded in a given period into the number of those Points that have been subsequently redeemed. For purposes of calculating the Redemption Rate, Points shall be deemed to [***].
“Sears Net Internal Consumer Credit Sales” means a Net Internal Consumer Credit Sale at a Store with a Sears Store Format, excluding Orchard Supply Hardware. For purposes of this Amendment No. 4, Lands’ End shall be considered a Sears Store Format.
“SYWR Credit Cards” means the SYWR Card and the SYWR MasterCard. The SYWR Credit Cards are Sears Credit Cards. SYWR Cards can, upon the mutual written agreement of the Parties, include any other Sears Credit Card that has been converted via substitution or appropriate annotation on the applicable data processing systems as becoming a SYWR Credit Card.
“SYWR Card” means, as of the SYWR Launch Date, the primary proprietary card issued under the Program for the purchases of Merchandise issued to Sears Customers, as further described on Exhibit A-1. The SYWR Card is a Sears Proprietary Card.
“SYWR Launch Date” means the mutually agreed upon date as of which the primary credit cards offered by Purchaser under the Program are the SYWR Card and the SYWR MasterCard.
“SYWR MasterCard” means, as of the SYWR Launch Date, the primary General Purpose Credit Card, as further described on Exhibit A-1. The SYWR MasterCard is a Sears Co-Branded Card.
“SYWR Program” means the Shop Your Way Rewards Program offered, serviced, administered and maintained by Sears, as further described on Exhibit G-1.
“Store Format” means any of the store formats described in the Terms Sheet attached as Annex A to Amendment No. 2 to the Program Agreement.
2.    Section 2.1 of the Agreement is hereby renumbered subsection 2.1(a), and a new subsection 2.1(b) is added to read as follows:
2.1(b) SYWR Credit Cards. As of the SYWR Launch Date:
(i) Purchaser shall offer, issue and service, and Sears shall accept, and cause its Affiliates and Third Party Sears Merchants, and use it reasonable best efforts to cause the Third Party Non-Sears Merchants to accept, as payment for Merchandise, the SYWR Card and SYWR MasterCard in compliance with the purchase authorization and other operating procedures set forth in the Merchant Agreement;
(ii) [***]
(iii) [***]
3.    A new Subsection 2.1(c) is hereby added to read as follows:

2.1(c) Duplicate Accounts. From and after the Amendment No. 4 Effective Date, Purchaser may decline any application for a Sears Credit Card the approval of which would result in the applicant having a Duplicate Account.
4.    Subsection 5.6(b) is hereby deleted in its entirety and replaced with the following:
5.6(b)(i) Purchaser shall [***]
5.6(b)(ii) Notwithstanding Subsection 5.6(b)(i) above, Purchaser may at its sole discretion [***].
5.6(b)(iii) Purchaser shall have a [***] structure specifically designed to support the Program, and Purchaser shall provide [***] in each case as Purchaser deems reasonably necessary. Purchaser shall maintain adequate computer and communications systems and other equipment and facilities necessary or appropriate for servicing the Accounts and Financial Products accounts in accordance therewith. [***]
5.    A new Subsection 5.8 is hereby added to read as follows:
5.8 SYWR Program. From and after the Amendment No. 4 Effective Date, Sears and Purchaser shall provide the SYWR Program for Sears Credit Card Cardholders and, as of the SYWR Launch Date, as the sole Customer Value Proposition for SYWR Credit Cards, in each case as set forth below:
(a) Operation of [***] Program. (i) Sears shall control and be responsible in all respects for the operation and administration of the SYWR Program, including, but not limited to, [***]. Sears hereby represents and warrants that it has full right and authority, including but not limited to intellectual property rights, to offer the SYWR Program and make it available to Purchaser and Sears Credit Card Cardholders as contemplated hereunder.
(ii)    (A) Sears may amend or modify the SYWR Program at any time at its discretion; [***].
(B) In the event Sears makes a change to the SYWR Program described in Subsections 5.8(a)(ii)(A)-(D) [***] after the effective date of such change [***] in accordance with the provisions of this Section 5.8 or [***] for the [***] period immediately preceding the effective date of such change.
(iii) Sears shall operate the SYWR Program in compliance with applicable Law, including with respect to the offering, marketing, advertising and fulfillment of the program, and applicable accounting principles, including but not limited to Generally Accepted Accounting Principles. [***].
(iv) Purchaser acknowledges that Sears provides the SYWR Program to its Customers without regard to the means used to pay for purchases. Unless the Parties mutually agree otherwise, [***] Sears agrees that [***].

(b) Customer Value Proposition. SYWR Credit Card Cardholders shall be [***].
[***]
(d)    2011 Holiday Period. [***]
(e)    Store Format; Changes. The Store Format at the time of a sale shall dictate the Points earned in connection with the sale, and Sears shall award Points consistent therewith. In the event that Sears changes a Store Format: (i) Points will be awarded to Sears Credit Card Cardholders consistent with the changed Store Format; and (ii) Purchaser shall pay [***] as of the Amendment No. 4 Effective Date.
(f)    Existing Customer Value Propositions. Notwithstanding the availability of the SYWR Program, Sears and Purchaser agree to continue to provide the Customer Value Propositions in existence on the Amendment No. 4 Effective Date, as reflected on Exhibit G hereof, to those Cardholders who are otherwise eligible and enrolled in the respective programs, on a basis consistent with the manner in which those value propositions were offered [***], including but not limited to terms and conditions [***].
(g)    Information Reporting; Audit. Sears shall provide Purchaser the information regarding the operation of the SYWR Program and Points awarded to Scars Credit Card Cardholders as set forth in Schedule 5.8(g) attached hereto. From time to time during the Term, [***].
(h)    Points Factor Adjustment. The reports attached hereto as Schedule 5.8(h) provides certain information regarding the performance of the SYWR Program prior to the Amendment No. 4 Effective Date, including but not limited to the Redemption Rate. Purchaser may, at its discretion, [***].
(i)    Additional Points. Sears shall make available [***].
(j)    Cardholder Requested Migration. Sears and Purchaser shall [***].
(k)    External Sales Reports. Purchaser shall [***].
6.    Section 1(a) of Schedule 7.1 of the Program Agreement, as contained in Annex B to Amendment No. 2, is hereby deleted and replaced in its entirety with new Section 1(a) of Schedule 7.1 attached hereto as Annex A. For the avoidance of doubt, the Parties have agreed that, except as set forth in Section 1(a) of Schedule 7.1, as amended by this Amendment No. 4, [***]. Accordingly, Sections 1 and 3 of Exhibit A to the Terms Sheet, and Section 1(b) of Schedule 7.1 are hereby deleted in their entirety as of the Amendment No. 4 Effective Date.
7.    A new Section 3 is hereby added to Schedule 7.1 of the Program Agreement, to read as follows:
3.    Shop Your Way Rewards Support. [***]

8.    A new Section 4 is hereby added to Schedule 7.1 of the Program Agreement, to read as follows:
4.    Incremental Sales Incentive. [***].
9.    Each of Sears and Purchaser agree that upon the full and complete execution of this Amendment No. 4, [***] the Program Agreement shall continue into its first renewal term, [***]; provided, however, that nothing in this Amendment No. 4 shall, nor shall it be deemed to, affect either Party’s right to terminate the Program Agreement under any provision hereof, other than termination at the Initial Expiration Date upon [***] advance notice as contemplated by Section 13.1 hereof.
This Amendment may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.
SIGNATURE PAGE FOLLOWS.

SEARS, ROEBUCK AND CO.

By: /s/ Jai Holtz
Name: Jai Holtz
Title: Vice President

SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interests to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY

By: /s/ Charles Hansen
Name: Charles Hansen
Title: Vice President

CITIBANK, N.A., as successor in interest to CITIBANK (SOUTH DAKOTA), N.A., as successor in interest to CITIBANK (USA) N.A.

By: /s/ Douglas C. Morrison
Name: Douglas C. Morrison
Title: Vice President

Annex A
Schedule 7.1 — Section 1(a)
[Superseded by later amendment]

Exhibit A-1
[***]

Exhibit G-1
Terms and Conditions of the Shop Your Way RewardSM Program
Effective Date June 1, 2011
These Terms and Conditions (“Terms”) apply to the Shop Your Way Rewards Program (“Program”) offered by Sears Holdings Management Corporation (“SHMC”) to Shop Your Way Rewards members in good standing (“Member” or “you”). Please read these Terms carefully, as they govern all aspects of the Program. Please visit shopyourwayrewards.com for the most current Terms. Upon completion of an application for membership to the Program, you will be issued a Rewards Card and/or Member Number (“Card”) for use when making Program-eligible purchases.
Purchases: Program-eligible purchases shall include all qualifying purchases made by you on products and services at Sears, Sears Grand, Sears Essentials, Sears Hometown, Sears Home Appliances Showrooms, Sears Hardware, Sears Outlet, Sears Auto Centers, Sears Home Services, Kmart, Lands’ End, food concessions within Sears and Kmart locations, Lands’ End online and catalog orders, the great indoors and mygofer stores located in the United States and Puerto Rico and participating SHMC-branded Web sites (“Qualifying Purchases”). Program-eligible purchases shall also include qualifying prescriptions filled by you at Kmart pharmacies regardless of co-pays and insurance coverage (“Qualifying Prescriptions”). Qualifying Prescriptions shall exclude prescriptions paid for in whole or in part by state and/or federal healthcare programs and prescriptions purchased in AL, AR, NJ, MA and NY and controlled substances prescriptions in LA. Program not available in stores located in Guam and United States Virgin Islands. Payments toward layaway purchases shall not count as Qualifying Purchases until after you have made your final layaway payment. Qualifying Purchases shall specifically exclude all sales taxes, all service fees, all donations to charitable organizations, all commercial account purchases, and all purchases made by you of lottery tickets; licenses; tobacco; alcohol; firearms; gift cards; postage; bill payments; credit card payments; gasoline; Western Union services; prior layaway purchases; purchases for which points were redeemed; ServiceLive; Sears and Kmart licensed businesses, including but not limited to Optical, Portrait, Hearing, and Tax Services; charges for shipping or delivery; sears.com purchases that are not completed through the sears.com cart; and Sears or Kmart auctions on eBay, which are all considered non-qualifying purchases under the Program and for the purpose of your Program participation (“Non-Qualifying Purchases”).
Points: Present your Card when making a Qualifying Purchase and you will earn one base point for every ten (10) cents you spend on a Qualifying Purchase and one (1) additional base point for each Qualifying Purchase that includes an additional amount that is more than four (4) cents and less than ten (10) cents. For example, a Qualifying Purchase of $10.75 will earn 108 base points. Similarly, a Qualifying Purchase of $20.22 will earn 202 base points. Present your Card when filling a Qualifying Prescription, and you will earn 500 base points for each Qualifying Prescription you fill. You may also earn additional points, such as bonus points, on certain Qualifying Purchases in accordance with the terms of SHMC’s published policies and/or other published SHMC offers. You may also earn additional points on non-purchase activities in accordance with the terms published by SHMC, provided however, that residents of Canada and Mexico will be excluded from earning points on such non-purchase activities. You may also earn additional points on certain purchases from eligible third parties in accordance with the terms published by SHMC. Points will be issued to you in your Member Account within approximately thirty (30) days of your Qualifying Purchase and made available for your review on shopyourwayrewards.com (“Issuance”). Points for Qualifying Prescriptions may be issued on a quarterly basis. The timing for issuing points is subject to change. Points will accrue and be stored in your Member Account for each Qualifying Purchase or Qualifying Prescription on which you have earned points and will be available for your use in making additional Qualifying Purchases after Issuance. Points cannot be redeemed for purchases from Sears Home Services nor Prescriptions. For all returns associated with a Qualifying Purchase (whether such return is made by you or a gift recipient or similar third party) or Qualifying Prescription filled by you (whether such return is made0 by you or a third party), SHMC will deduct the points earned from the Qualifying Purchase or Qualifying Prescription from your Member Account. If your Member Account balance is less than the value of the points earned, SHMC shall reserve the right to deduct the value of the points from any refund amount. ALL POINTS EXPIRE AT THE END OF THE CALENDAR QUARTER FOLLOWING THE TWELVE (12) MONTH ANNIVERSARY OF THE DATE THE POINTS WERE EARNED BY THE MEMBER. Calendar quarter end dates are December 31, March 31, June 30, and September 30. For example, points earned on November 1, 2010 will expire on December 31, 2011, POINTS SHALL NOT BE EARNED ON QUALIFYING PURCHASES MADE OR QUALIFYING PRESCRIPTIONS FILLED PRIOR TO THE MEMBER’S ENROLLMENT DATE OR PRIOR TO THE START DATE OF ANY POINTS BONUS OFFER PROMOTIONS ASSOCIATED WITH THE PROGRAM. From time to time, SHMC may offer you the chance to win various prizes, including points. There is NO PURCHASE NECESSARY TO PLAY OR TO WIN. Rules and restrictions will apply to such promotions.
Enrollment: There is no annual membership fee. Membership in the Program is open to customers 13 years of age and older who are (a) residents of the United States of America and/or Puerto Rico; or (b) after July 31, 2011, residents of Canada and/or Mexico, provided that such individuals may earn and redeem Points only for purchase transactions completed entirely in the United States of America and/or Puerto Rico. To enroll in the Program, you must provide your first name, last name, ZIP code, valid unique email address or mobile telephone number and agree to receive promotional email messages or text messages from the Program. To be eligible to earn bonus points in addition to the base points described in the Points section above, you must maintain a valid email address in your account and remain opted-in to receiving promotional emails from the Program (“Bonus Members”). Members with a valid email address in their account who opt out of receiving promotional emails from the Program will receive only base points for Qualifying Purchases and Qualifying Prescriptions (“Base Members”). SHMC reserves the right to request proof of identification and age to verify customer’s eligibility for the Program membership participation and Members’ compliance with the Program’s Terms.

Overall Program Terms: The Program is void where prohibited by law. Participation in the Program is subject to any terms and conditions, rules, policies and procedures that SHMC may, at its sole discretion, establish or change at any time without notice. SHMC also reserves the right to make changes to the Program’s earning rates, points, structure, in whole or in part, at any time, such as raising or lowering point levels, revising the procedures and rules for earning or redeeming points or limiting the period for which accrued points are valid. Any changes can be made without advance notice. SHMC may make these changes even though such changes may affect the Member’s ability to use points already accumulated. You are responsible for remaining knowledgeable about the Program Terms and Conditions. Members are entitled to only one Member Account. If Member surrenders or loses their Member Card, Member may be issued a new Member Card and issued points (including negative balances) will be transferred to the new Member Card. The Card remains the property of SHMC and must be surrendered upon request. No credit or cash will be given for unused points. Program account numbers are not transferable and are not for sale, resale or barter. SHMC is not responsible for lost or stolen cards or any resulting misuse. Points awarded to Members may be taxable. All taxes arc the sole responsibility of the Member who is awarded the points. All transactions involving the use of points are subject to review and verification by SHMC. SHMC reserves the right, at its sole discretion, to adjust account status due to computer error, machine malfunction, employee, customer or other error, fraud or other misuse of the Program. All points are for one-time use and are final, unless otherwise determined by SHMC, in its sole discretion. SHMC reserves the right to terminate points, or any portion thereof, at any time, without prior written or electronic notice. Regardless of how much you participate in the Program, benefits can be terminated at any time at the sole discretion of SHMC. Your right to transfer points earned or granted under the Program is strictly limited. The sale of points is prohibited and may result in the confiscation or cancellation of your points as well as suspension or termination of your membership. The interpretation and application of the Program’s Terms and Conditions are at the sole discretion and determination of SHMC, which in each case shall be final and conclusive. SHMC assumes no responsibility for errors caused by incorrect Member information. If you wish to discontinue your participation in the Program, you may cancel at any time by contacting: Shop Your Way Rewards Customer Relations at P.O. Box 365, Dodgeville, WI 53533 or by calling 800.991.8708 during business hours. Important Notice Concerning Credit Card / Financing Offers: THE INFORMATION YOU HAVE GIVEN SHMC FOR THE PROGRAM MAY BE USED TO MAKE PREAPPROVED CREDIT OFFERS TO YOU. The laws of the state of Illinois shall apply to the Program, without regard to any conflict-of-law rules. Any legal action relating to the Program must be filed in state or federal courts located in Cook County, Illinois. SHMC and its affiliates, employees and individuals eligible for an Associate discount are eligible to participate in the Program; see 88sears.com for Associate enrollment and participation guidelines.
*These Terms and Conditions (“Terms”) apply to the Shop Your Way Rewards Program (“Program”) offered by Sears Holdings Management Corporation (“SHMC”) to Shop Your Way Rewards members in good standing (“Member” or “you”). Please read these Terms carefully, as they govern all aspects of the Program. Please visit www.shopyourwayrewards.com for the most current Terms.

Schedule 5.8(a)(v)
[***]

Schedule 5.8(d)
[***]

Schedule 5.8(g)
[***]

Kmart Monthly Point Summary Report

[***]

AMENDMENT NO. 5
THIS AMENDMENT No. 5 (“Amendment No. 5”), effective as of October 1, 2015, to the Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time (the “Program Agreement”), is executed this 21st day of January, 2016, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”). All terms used herein but not defined herein shall have the meaning ascribed thereto in the Program Agreement.
WHEREAS, Sears, Sears Brands and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the Parties thereto;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect certain changes to the Program:
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:
1.    The following defined terms will be added to, or, where applicable, replace definitions in, Section 1.1 in alphabetically correct order:
“Actual Redemption Rate” means the Redemption Rate measured and calculated as of the expiration date of the SYW Points for which the actual Redemption Rate is being determined. In the case where an Actual Redemption Rate is being determined for a period that includes multiple SYW Point expiration dates, all of the SYW Points subject to expiration during the period for which the determination is being made shall be included in the calculation.

“Expiring Rewards Programs” means the following loyalty or rewards programs: (i) Sears Choice Rewards; (ii) Sears Cash Rewards; and (iii) The Great Indoors Rewards program.

“Loyalty Fund” has the meaning set forth in Section 5.10(a).

“Loyalty Fund Plan” has the meaning set forth in Section 5.10(b).

“Non-Rewards Card” means any Sears Credit Card not enrolled in a rewards program. For the avoidance of doubt, a Sears Credit Card that (i) is enrolled in the SYW Program, but (ii) is not a SYW Credit Card, shall not be deemed to be enrolled in a rewards program for purposes of this Agreement.

“SHO” means Sears Hometown and Outlet Stores, Inc.

“SYW Credit Cards” means the SYW Card and the SYW MasterCard. The SYW Credit Cards are Sears Credit Cards. A Sears Credit Card will become an SWY Credit Card after such Sears Credit Card is linked to the SYW Program pursuant to the procedures set forth in the Account Application. SYW Credit Cards can, upon the mutual written agreement of Sears and Purchaser, include any other Sears Credit Card that has been converted via substitution or appropriate annotation on the applicable data processing systems as becoming a SYW Credit Card.

“Thank You Rewards Launch Date” means [***] or such other date as Sears and Purchaser may mutually agree in writing.

“Thank You Rewards Program” has the meaning set forth in Section 7.9(a).

2.    Each of the following defined terms shall be amended as follows:

(a)All references to the acronym “SYWR” in the Program Agreement shall be amended and replaced with the acronym “SYW”.

(b)The following defined terms shall be amended to add the acronym “SYW” before the word “Point” or “Points” (as applicable), and all references to such terms in the Program Agreement shall be deemed to include “SYW” before the word “Point” or “Points” (as applicable): (i) Actual Point Cost; (ii) Initial Point Cost; (iii) Points Factor; (iv) Points; and (v) Point Face Value.

3.    The introductory paragraph of Section 5.8 of the Program Agreement is hereby amended by deleting the words [***], and, subsequent to giving effect to the other amendments to Section 5.8 of the Program Agreement contemplated by this Amendment No. 5, renumbering the remaining subsections accordingly:

4.    Section 5.8(b) of the Program Agreement is hereby amended by: (1) deleting the first sentence of the introductory paragraph and replacing it with the following: “SYW Credit Card Cardholders that are enrolled in the SYW Program shall be awarded SYW Points in accordance with the SYW Program and this Section 5.8.”; and (2) subject to Section 5.10(f), (a) deleting clauses (i) and (ii) in their entirety; (b) deleting clause (iii) and replacing it with a new clause (i) as set forth below; and (c) renumbering clauses (iv) and (v) to be clauses (ii) and (iii):

(i)    SYW MasterCard

External Sales

[***]

5.    Sections 5.8(c), (d) and (e) of the Program Agreement are hereby deleted in their entirety and replaced, in each case, with: “[INTENTIONALLY OMITTED]”.

2

6.    Section 5.8(h) of the Program Agreement are hereby deleted in its entirety and replaced with the following:

“5.8(h) Actual Redemption Rate Adjustment. Sears shall provide [***] Schedule 5.8(h) attached to Amendment No. 4 to the Program Agreement. The reports attached as Schedule 5.8(h) provide certain information regarding the performance of the SYW Program prior to the Amendment No. 4 Effective Date, including but not limited to the Redemption Rate. Such reports may be amended and/or supplemented by the Parties from time-to-time by mutual agreement.”

7.    Section 5.8(j) of the Program Agreement is hereby deleted in its entirety and replaced with the following:

“5.8(j) Migration. Sears agrees that it shall not, [***]

8.    A new Section 5.9 is hereby added to read as follows:

“5.9 Termination of Expiring Rewards Programs. Beginning as of the Thank You Rewards Launch Date, Purchaser shall commence terminating the Expiring Rewards Programs.”

9.    A new Section 5.10 (and corresponding Schedules 5.10 and 5.10(f)) is hereby added to read as follows:

“5.10 Loyalty Fund.

(a)In addition to any commitments to contribute funds to the Marketing Budget referred to in Section 4.2(d), during the period beginning on [***], and in [***] during the Term, Sears and Purchaser shall make available [***] on Schedule 5.10 to [***], to be used in accordance with, and as authorized by, this Section 5.10; provided, however, that the availability requirement for the final calendar year of the Term shall [***] The parties agree [***] in which such amounts were made available and that the Loyalty Fund is intended to be used in its entirety each year. In the event that the loyalty initiatives and campaigns in a calendar year do not utilize the full amount of the available Loyalty Fund for such year, then (i) [***]

(b)Prior to each calendar year during the Term, Purchaser and Sears shall jointly develop a Loyalty Fund plan providing for the use of the Loyalty Fund to create loyalty initiatives and campaigns for the Program for such upcoming calendar year (a “Loyalty Fund Plan”). The Loyalty Fund Plan for each calendar year shall be approved by the Program Committee prior to the start of such calendar year.

(c)[***] The Program Committee shall assess the success of the Loyalty Fund Plan on a [***] and shall agree to such changes to the Loyalty Fund Plan throughout the remainder of the Term that the Program Committee determines may be necessary or desirable. [***]

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(d)All costs and expenses associated with the implementation of any initiative or campaign pursuant to the Loyalty Fund Plan shall, unless otherwise specified in the Loyalty Fund Plan, be paid out of the Loyalty Fund (which, unless otherwise specified in the Loyalty Fund Plan, [***]).

(e)Purchaser shall include SYW Program enrollment language (which will include SYW CardLink language) on Sears Co-Branded Cardholder applications for the remainder of the Term, unless (i) [***], (ii) due to changes in Law (as determined by Purchaser), the SYW Program enrollment language may not be part of the Sears Co-Branded Cardholder application, or (iii) otherwise mutually agreed by the parties; provided that, Purchaser shall, prior to removing the SYW Program enrollment language pursuant to clause (ii), provide notice to Sears, and, upon Sears’ request review such change with Sears..

(f)Sears shall provide Purchaser the information regarding the Loyalty Fund and SYW Points awarded to Sears Credit Card Cardholders as set forth on Schedule 5.10(f). The reports attached hereto as Schedule 5.10(f) provide certain information regarding the performance of the Loyalty Fund, including but not limited to the Redemption Rate. Such reports may be amended and/or supplemented by the parties from time-to-time by mutual agreement.

(g)Notwithstanding the foregoing, the parties hereby agree that, upon not less than one hundred and fifty (150) days’ prior written notice from Sears to Purchaser, Sears may terminate the Loyalty Fund, in which case, (i) clauses (a) through (f) of this Section 5.10 (and all obligations of the parties included therein) shall automatically terminate as of the termination of the Loyalty Fund, and (ii) the effect of the amendment to Section 5.8(b) set forth in clause (2) of item 4 of Amendment No. 5 to the Program Agreement shall be void as of a date to be mutually agreed by the parties; provided that [***]

10.    A new Section 5.11 is hereby added to read as follows:

“5.11 Audits. Purchaser may, at its discretion, utilize a Third Party Auditor to conduct an audit of Sears’ books and records regarding the SYW Program to determine the accuracy of the information contained in Schedule 5.10(f). Sears shall make such books and records as are reasonably necessary to conduct the audit available to the Third Party Auditor, at a time and under such conditions as may be reasonably agreed upon by Sears and Purchaser. In the event that the audit determines that the information reflected in the Schedule 5.10(f) report [***]

11.    A new Section 7.9 is hereby added to read as follows:

“7.9 Thank You Rewards.

(a)Following the Thank You Rewards Launch Date, Purchaser may [***] (the “Thank You Rewards Program”). In addition, following the termination of an Existing Rewards Program in accordance with Section 5.9, Purchaser [***]

(b)At the time Sears Co-Branded Cardholders become eligible for the Thank You Rewards Program in accordance with Section 5.9, Purchaser shall [***] The cost of each

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such SYW Point is [***] until [***]. The parties will review and adjust the SYW Point cost as mutually agreed on an [***] no later than the [***] Program Committee meeting of the new year.

(c)[***]

(d)[***]

12.    Subsection 14.22(b) is hereby deleted in its entirety and replaced with the following:

(b)        If to the Purchaser:
Citibank, N.A.
701 E. 60th North
Sioux Falls, South Dakota 57105
Attn: Douglas C. Morrison
Fax No.: (605) 330-6745

with a copy to:

Citicorp Credit Services, Inc. (USA)
50 Northwest Point Blvd.
Elk Grove Village, IL 60007
Attn:    General Manager
Fax No.: (224) 222-4029

with a copy to:

Citi Cards
1 Court Square
Long Island City, NY 11101
Attn:    Anne Robinson
General Counsel – Global Cards
Fax No.: 718-248-1334

with a copy to:

Shearman & Sterling LLP
599 Lexington Avenue
New York, NY 10022
Attention: Scott Petepiece, Esq.
Fax No.: (646) 848-8576

13.    Section 6 of Schedule 7.1 of the Program Agreement is hereby deleted in its entirety and replaced with the following:

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[***], on a [***] basis, the following amounts: (i) beginning January 1, 2014, [***] (as previously agreed in that certain letter agreement, dated [***], between Purchaser, Sears and Sears Brands), plus (ii) beginning on the Thank You Rewards Launch Date, [***]; provided that, in each case, [***] Further, [***]; provided, further, that, in the event that Section 5.8(b)(i) of the Program Agreement is amended, or Purchaser’s obligations thereunder cease (or are terminated), clause (ii) of this Section 6 of Schedule 7.1 shall terminate automatically, without any further action by any party.”

14.    Exhibit G of the Agreement is hereby amended by adding the following section:

[***]

This Amendment may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Party hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

SEARS, ROEBUCK AND CO.

By:	/s/ Jai Holtz Name: Jai Holtz Title: President Financial Services
SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interest to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY

By:	/s/ Timothy S. Hickey Name: Timothy Hickey Title: Vice President
CITIBANK, N.A., as successor in interest to CITIBANK (SOUTH DAKOTA), N.A., as successor in interest to CITIBANK (USA) N.A.

By:	/s/ Douglas C. Morrison Name: Douglas C. Morrison Title: Vice President

[Signature Page to Amendment No. 5]

SCHEDULE 5.10
LOYALTY FUND
[***]

II.	Changes to Funding:

[***]

1)	Store Closures

a.	[***]

b.	[***]

2)	Sales

a.	[***]

b.	[***]

c.	[***]

d.	[***]

[Sch-5.10]

SCHEDULE 5.10(f)
[***]
[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

[***]

[Sch-5.10(f)]

AMENDMENT NO. 6
THIS AMENDMENT No. 6 (this “Amendment No. 6”), effective as of October 11, 2016 (the “Effective Date”), to the Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time (the “Program Agreement”), is executed this 11th day of October, 2016, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), (N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”). All terms used herein but not defined herein shall have the meaning ascribed thereto in the Program Agreement.
WHEREAS, Sears, Sears Brands and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the Parties thereto;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect certain changes to the Program:
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:
1.New Customer Value Proposition. The Parties agree to offer a new, enhanced Shop Your Way Program to SYW MasterCard Cardholders (the “SYW Plus Program”), the terms of which are set forth below. The Program Agreement is hereby amended, effective as of the Effective Date (unless otherwise specified herein), as follows:
a.SYW Plus Program. The SYW Plus Program, which is further described on Exhibit G-2 attached hereto, will be offered to SYW MasterCard Cardholders in accordance with the terms set forth herein. [***] Section 5.8 of the Program Agreement; however, [***] described in such Exhibit G-2.
b.SYW Points. [***] as provided in Section 5.8 of the Program Agreement with respect to [***]; provided, however, that [***] 5.10 of the Program Agreement; provided, further, that [***] (Full Line Stores Sears Grand, Sears Dealer Store (Sears Hometown Stores, Sears Home Appliance Showrooms, and Sears Hardware), Kmart, mygofer and Lands’ End merchandise within Sears stores as described on Exhibit G-2 attached hereto. For the avoidance of doubt, (x) [***] to the requirements of Section 5.10(d) of the Program Agreement; provided, however, that at the August 2017 Program Committee meeting, the Parties will discuss whether, [***] as required under Section 5.10 of the Program Agreement.

c.Reporting Requirements. The reporting requirements for the SYW Plus Program will be the same as for the SYW Program required under Section 5.8 of the Program Agreement. [***] In addition, Sears agrees to provide reporting and other information necessary, in a format agreed to by the Parties that demonstrates that the SYW Points earned by Cardholders are being awarded by Sears as contemplated by the terms of the Program Agreement as amended hereby, which reports will be reviewed at each Program Committee Meeting.
d.Eligible Participants; Term.
i.Eligible SYW MasterCard Cardholders existing as of [***] will be enrolled automatically [***] in the SYW Plus Program beginning on [***] through [***]. The parties shall cooperate to send to SYW MasterCard Cardholders [***] an initial direct mail piece describing the SYW Plus Program [***] through [***]; provided, however, that based on the performance of the SYW Plus Program, Purchaser may, [***] to [***], to avoid mailing Account Agreement materials during the Holiday Period. The direct mail piece will be mailed [***].
ii.Eligible SYW MasterCard Accounts opened after [***] through the date new SYW MasterCard Accounts are [***] enrolled in the SYW Plus Program as described in paragraph (d)(iii) below will be enrolled [***] in the SYW Plus Program by [***]. The parties will cooperate to send to SYW MasterCard Cardholders [***] a direct mail piece describing the SYW Plus Program and that it will be available [***] through [***] (or, if enrollment occurs prior to [***], such earlier date such that the [***]. The direct mail piece will be mailed [***].
iii.Purchaser will use commercially reasonable efforts to [***] enroll [***] eligible SYW MasterCard Accounts opened from [***] through [***] in the SYW Plus Program for a [***]; provided, however, that such [***] enrollment shall commence no later than [***]. SYW MasterCard Accounts opened after [***].
iv.The Parties agree to discuss in good faith the feasibility of accelerating the [***] enrollment date in clause (iii) above and, consequently, the corresponding dates in clause (ii) above.
e.New Account Applications. Purchaser shall develop and make accessible a new Account Application for the SYW MasterCard in January 2017, which will describe the SYW Plus Program [***].
f.New Card Plastic. [***], provided the design for the new card is mutually agreed in writing by the Parties no later than [***] (the date such new card is available, the “New Card Launch Date”). The new card plastic will contain prominent “Shop Your Way” branding; however, the new SYW MasterCard will still be identified as the Sears

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MasterCard on the card. The new card plastic will be sent to new SYW MasterCard Accounts opened on or after the New Card Launch Date. The new card plastic will be sent to eligible SYW MasterCard Cardholders existing as of [***] and any other eligible Cardholders enrolled in the SYW Plus Program pursuant to paragraph 1(d) above prior to the New Card Launch Date [***].
g.New Card Product.
i.Purchaser will develop and, subject to the completion of the modifications contemplated by paragraph (h)(ii) below, offer a new SYW MasterCard card product (the “SYW Plus MasterCard”), which would offer the SYW Plus Program as a card feature, plus other card benefits as determined by Purchaser. Any SYW Plus MasterCard would (A) be developed and available by February, 2018, (B) have, [***] and (C) include a new card plastic developed for the SYW Plus MasterCard; provided, however, that Purchaser will have no obligation to offer the SYW Plus MasterCard after December 31, 2018, unless mutually agreed in writing by the Parties.
ii.Prior to the end of the SYW Plus Program promotional term described above, eligible SYW MasterCard Cardholders will be offered the opportunity to apply for the SYW Plus MasterCard and to convert such Cardholder’s SYW MasterCard to a SYW Plus MasterCard. In the event any such SYW MasterCard Cardholder becomes a SYW Plus MasterCard Cardholder, such Cardholder will receive the full benefit of the SYW Plus Program offered on a promotional basis prior to becoming a SYW Plus MasterCard Cardholder. In the event any such SYW MasterCard Cardholder does not become a SYW Plus MasterCard Cardholder, such Cardholder will remain (A) a SYW MasterCard Cardholder and (B) for the duration of the promotional period applicable to such Cardholder, a participant in the SYW Plus Program (as described in paragraph (d) above).
iii.Purchaser agrees to [***]
h.Sears Obligations.
i.Sears will, prior to the launch of the SYW Plus Program, use its best efforts to modify the SYW linking process at point of sale such that all approved SYW MasterCard Accounts and, if applicable, SYW Plus MasterCard Accounts are fully enrolled in all aspects of the SYW Program, including the SYW Plus Program, CardLink and SYW partners.
ii.Prior to the launch of the SYW Plus Program, Sears will [***] to modify all customer purchase channels, including point of sale, to recognize the SYW MasterCard and, if applicable, SYW Plus MasterCard as participating in the SYW Program and not require the provision by the Cardholder of the SYW member number or the Cardholder phone number. [***].

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iii.Prior to the launch of the SYW Plus Program, Sears will [***] to fully integrate the SYW Plus Program into its digital assets so that Cardholders can readily review the number and expiration date of SYW Points earned as well as how the SYW Points were earned.
iv.Sears agrees that the [***]
i.Transaction Data and SYW Program Data. [***]
j.Billing Statements. [***] Once developed, the billing statement will contain language substantially similar to the following: [***]
2.Notices. Subsection 14.22(b) of the Program Agreement is hereby deleted in its entirety and replaced with the following:
If to the Purchaser:
Citibank, N.A.
701 E. 60th North
Sioux Falls, South Dakota 57105
Attn: Douglas C. Morrison
Fax No.: (605) 330-6745
with a copy to:
Citicorp Credit Services, Inc. (USA)
50 Northwest Point Blvd.
Elk Grove Village, IL 60007
Attn: General Manager
Fax No.: (224) 222-4029
with a copy to:
Citi Cards
1 Court Square
Long island City, NY 11101
Attn: General Counsel — Global Cards
Fax No.: (718) 248-1334
3.Conflicts; Continuing Effect. To the extent that any provision of this Amendment No. 6 with respect to the SYW Plus Program conflicts with any provision of the Program Agreement, the provisions of this Amendment No. 6 shall govern. Except as expressly provided herein, nothing contained herein shall constitute an amendment, modification or waiver of any provision of the Program Agreement and the Program Agreement shall remain in full force and effect.

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4.Counterparts. This Amendment No. 6 may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
5.Governing Law. This Amendment No. 6 shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Party hereto has caused this Amendment No. 6 to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Terry Rolecek
Name: Terry Rolecek
Title: Head of SYW Financial Services
SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interest to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Terry Rolecek
Name: Terry Rolecek
Title: Vice President
CITIBANK, N.A., as successor in interest to CITIBANK (SOUTH DAKOTA), N.A., as successor in interest to CITIBANK (USA) N.A.
By: /s/ Craig D. Vallorano
Name: Craig D. Vallorano
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 6]

EXHIBIT G-2
Shop Your Way Plus Program
Eligible Cardholders will have the opportunity to participate in the SYW Plus Program.
The SYW Points awarded under the SYW Plus Program are subject to the Shop Your Way terms and conditions located at www.shopyoutway.corn/terms.
Eligible Cardholders will receive extra SYW Points for eligible purchases which are made and post to the SYW MasterCard/SYW Plus MasterCard account as disclosed in the offer made to the Cardholder. These extra SYW Points are inclusive of any base or Sears base points earned. When extra point offers are combined, total points earned will be less than the combined point totals for each individual offer. Base points mean the 1% back in points that SYW MasterCard Cardholders currently receive on purchases that are made outside of Sears, Kmart or other Program Stores or are described below as “certain non-eligible purchases”. Sears base points mean those points awarded under the tender-neutral portion of the SYW Program.
Cardholders may only earn 5% back on eligible gas station purchases and 3% back in points on eligible restaurant and grocery store purchases on the first combined purchases of $10,000 during the promotional period (or other timeframe disclosed to the Cardholder) and then 1% thereafter.
5% back in points on eligible gas station purchases, for the first $10,000 (which includes the eligible restaurant and grocery store purchases) during the promotional period and then 1% in base points thereafter. (5% back in points equals 4% in extra points and I% in base points.) Certain Non-Eligible Purchases. Cardholders will only earn 1% back in base points, not 5%, for gas purchased at superstores, supermarkets, convenience stores and warehouse clubs or for fuel used for non-automobile purposes.
3% back in points on eligible restaurant (including cafes, bars, lounges and fast food restaurants) and eligible grocery store purchases for the first $10,000 (which includes the eligible gas station purchases) during the promotional period and then 1% in base points thereafter. (3% back in points equals 2% in extra points and 1% in base points.) Certain Non-Eligible Purchases. Cardholders will only earn 1% in base points, not 3%, for restaurant purchases made at bakeries and certain restaurants/cafes inside department stores, grocery or warehouse clubs. Cardholders will only earn 1% in base points, not 3%, for grocery purchases made at superstores, convenience stores, gas stations, warehouse clubs, and discount stores.
2% back in points on purchases at Sears (Full Line Stores Sears Grand, Sears Dealer Stores (Sears Hometown Stores, Sears Home Appliance Showrooms, and Sears Hardware), Kmart, mygofer and for Lands’ End merchandise within Sears stores and that are “qualifying purchases” under the Shop Your Way program. (2% back in points equals 1% in extra points and 1% in Sears base points.)
No points are awarded for balance transfers, cash advance transactions, cash advance transactions designated as purchases, convenience checks, returned purchases, disputed or unauthorized purchases/fraudulent transactions, annual credit card membership fees, money orders, wire transfers, bets, lottery tickets, or casino gaming chips, credit insurance premiums, AccountCare fees, interest charges and credit card fees.
Points will post to the Cardholder’s Shop Your Way account within approximately one week after the eligible purchase is made. Merchants must submit charges under the appropriate merchant code or industry code for Cardholders to receive the extra Shop Your Way Points. Merchant category codes determine the level of Points awarded. The Parties do not determine whether Merchants appropriately identify all transactions Cardholders make on their Account but do reserve the right to determine which purchases qualify for points. By accepting Shop Your Way member benefits and offers, the Cardholder agrees to the Shop Your Way terms and conditions, available at www.shopyourway.comiterms. The Shop Your Way program is offered by Sears Holdings Management Corporation. Purchaser is not responsible for products or services offered by other companies.

AMENDMENT NO. 7
THIS AMENDMENT NO. 7 (this “Amendment No. 7”), effective as of December 1, 2017 (the “Effective Date”), to the Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time (the “Program Agreement”), is executed this 5th day of December, 2017, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”). All terms used herein but not defined herein shall have the meaning ascribed thereto in the Program Agreement.
WHEREAS, Sears, Sears Brands and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by each of the Parties thereto;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect certain changes to the Program:
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:
1.Extension of SYW Plus Program. The SYW Plus Program shall be extended as follows:
a.Eligible SYW MasterCard Cardholders enrolled in the SYW Plus Program as of the Effective Date will have their enrollment in such program automatically extended, [***], for an additional twelve (12) month promotional period from the date such Cardholder’s initial promotional period in the SYW Plus Program was scheduled to expire (“Extended SYW Plus Program Period”). The parties shall cooperate to send to such SYW MasterCard Cardholders, [***], a direct mail piece describing the extension of the SYW Plus Program and that it will be available on a promotional basis [***] for an additional twelve (12) month period.
b.Purchaser will automatically enroll, [***], eligible SYW MasterCard Accounts opened from the Effective Date through [***] in the SYW Plus Program for a twelve (12) month promotional term from the date the Account is opened (“New Account Initial SYW Plus Program Period”). Such Cardholders will also be eligible for an Extended SYW Plus Program Period.
c.Purchaser will automatically enroll, [***], eligible SYW MasterCard Accounts opened from [***] in the SYW Plus Program for a New Account Initial SYW

Plus Program Period. SYW MasterCard Accounts opened after [***] will not be enrolled automatically in the SYW Plus Program unless mutually agreed to in writing by the Parties.
d.[***] commencing in 2018 and continuing thereafter as provided therein. For the avoidance of doubt, [***] as described on Exhibit G-2 to Amendment No. 6, effective as of October 11, 2016, to the Program Agreement.
2.New Card Product. Section 1(g) of Amendment No. 6, effective as of October 11, 2016, to the Program Agreement is hereby deleted in its entirety and the provisions thereof shall no longer have any force or effect.
3.[***] In accordance with Section 7.5(d) of the Program Agreement, [***] as of the Effective Date until December 31, 2018; provided, however, that (a) from and after December 31, 2018, [***] As of the Effective Date, the following [***] may be offered:
[***]
The Program Committee will determine the minimum purchase requirements for [***] In addition, Sears will not offer [***].
4.[***]. Effective as of December 3, 2017, [***].
5.In-Store Payments. Section 12.3 of the Program Agreement is hereby deleted in its entirety and replaced with the following:
In-Store Payments. The parties shall continue to support In-Store Payments. Sears acknowledges and agrees that all In-Store payments (including In-Store Payments received after the termination of this Agreement) are at all times the property of Purchaser, and Sears expressly and irrevocably disclaims and prospectively waives any and all right, title, claim or interest in or to the In-Store Payments at law or in equity, and that In-Store payments do not constitute property of Sears for any purpose, including without limitation under section 541 of title 11 of the United States Code. Sears further acknowledges and agrees that Purchaser has the sole and exclusive right to receive and retain all In-Store Payments and to pursue collection of all amounts outstanding on any Account. If Sears or its Affiliates shall receive any In-Store Payments, Sears shall, directly or through its Affiliates, be deemed to hold such In-Store Payments in trust for Purchaser until such payments are either delivered to Purchaser or applied to reduce amounts payable by Purchaser to Sears pursuant to the Merchant Agreement. Sears shall give or cause to be given to each Person making an In-Store Payment a receipt for such payment. In-Store Payments shall be credited to the Account of the

2

relevant Cardholder as of the date of actual receipt by Sears or its Affiliates. In the event that In-Store Payments received by Sears and its Affiliates and creditable to Purchaser pursuant to the Merchant Agreement on any Business Day exceed amounts payable by Purchaser to Sears on such Business Day, Sears shall be required to remit such excess to Purchaser no later than two Business Days thereafter or, if earlier, the date on which the Settlement Amounts (as defined in the Merchant Agreement) with respect to sales of Merchandise made on the same day that the In-Store Payment is received are paid to Sears under the Merchant Agreement. In the event that In-Store Payments paid by check are returned for insufficient funds, Purchaser will promptly reimburse Sears for the amount of any returned checks (to the extent such amount was paid by Sears to Purchaser), any bank or other third party fees associated therewith, and any third party fees incurred by Sears in representing checks for payment; provided, however, that Sears shall comply with Purchaser’s reasonable instructions regarding the processing of such returned checks. The termination of this Agreement shall not affect Sears’ obligations under this Agreement with respect to In-Store Payments received after termination of this Agreement. For the avoidance of doubt, Sears shall be solely responsible and liable to Purchaser for all In-Store Payments received by any Affiliate, Third Party Sears Merchant, or Third Party Non-Sears Merchant, as if such in-Store Payments had been paid directly to Sears.
6.Integration. The Program Agreement is hereby amended by the addition of the following section 14.26:
14.26 Integration. Purchaser and Sears agree that each of the (i) Program Related Agreements, (ii) Purchase Agreement, (iii) Sales Tax Recovery Filings Agreement, (iv) Servicing Agreement, (v) [***], (vi) Transition Services Agreement and (vii) all amendments and letter agreements executed in connection with any of the foregoing are integrated and non-severable parts of one and the same transaction among the parties, each representing an essential, necessary and interdependent component of such transaction; and Purchaser and Sears each agree that all of the foregoing agreements comprising such transaction constitute one single agreement and are integrated and non-severable for all purposes at law and in equity, including, without limitation, for purposes of section 365 of title 11 of the United States Code and Delaware law, and that any breach of any one of such agreements shall be deemed a breach under all such agreements.

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7.Notices. Subsection 14.22(b) of the Program Agreement is hereby deleted in its entirety and replaced with the following:
a.If to the Purchaser:
Citibank, N.A.
50 Northwest Point Blvd.
Elk Grove Village, IL 60007
Attn: Craig Vallorano
Fax No.: (224) 222-4070
with a copy to:
Citicorp Credit Services, Inc. (USA)
50 Northwest Point Blvd.
Elk Grove Village, IL 60007
Attn: General Manager
Fax No.: (224) 222-4029
with a copy to:
Citi Cards
1 Court Square
Long Island City, NY 11101
Attn: General Counsel — Global Cards
Fax No.: (718) 248-1334
8.Conflicts Continuing Effect. To the extent that any provision of this Amendment No. 7 conflicts with any provision of the Program Agreement (including, for the avoidance of doubt, the schedules and exhibits attached thereto), the provisions of this Amendment No. 7 shall govern. Except as expressly provided herein, nothing contained herein shall constitute an amendment, modification or waiver of any provision of the Program Agreement (including, for the avoidance of doubt, the schedules and exhibits attached thereto) and the Program Agreement (including, for the avoidance of doubt, the schedules and exhibits attached thereto) shall remain in full force and effect.
9.Counterparts. This Amendment No. 7 may be executed in any number of counterparts (including by facsimile), each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
10.Governing Law. This Amendment No. 7 shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, each Party hereto has caused this Amendment No. 7 to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Terry Rolecek
Name: Terry Rolecek
Title: Head of SYW Financial Services
SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interest to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Terry Rolecek
Name: Terry Rolecek
Title: Vice President
CITIBANK, NA., as successor in interest to CITIBANK (SOUTH DAKOTA), NA., as successor in interest to CITIBANK (USA) N.A.
By: /s/ Craig D. Vallorano
Name: Craig D. Vallorano
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 7]

EXECUTION VERSION

AMENDMENT NO. 8
THIS AMENDMENT NO. 8 (this “Amendment No. 8”), effective as of May 18, 2018 (the “Amendment No. 8 Effective Date”), to the Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended from time to time (the “Program Agreement”), is executed this 18th day of May, 2018, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”), and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”). All terms used herein but not defined in Section I hereof shall have the meanings ascribed thereto in the Program Agreement and, except as otherwise indicated herein, the rules of construction provided therein apply to this Amendment No. 8.
WHEREAS, Sears, Sears Brands, and Purchaser have heretofore executed and entered into the Program Agreement;
WHEREAS, pursuant to Section 14.12 of the Program Agreement, the Program Agreement may be amended by a written instrument executed by the Parties thereto;
WHEREAS, the Parties wish to further amend the Program Agreement to reflect certain changes to the Program;
WHEREAS, contemporaneously with the execution and delivery of this Amendment No. 8, the Parties are entering into a marketing agreement (“Marketing Agreement”), which contains terms relating to Sears’ acceptance of and compensation by Purchaser with respect to certain Former NR/TY Cards (as defined below), on the terms and subject to the conditions set forth in the Marketing Agreement; and
WHEREAS, contemporaneously with the execution and delivery of this Amendment No. 8 and the Marketing Agreement, Sears and Purchaser are also entering into a new merchant agreement (“New Merchant Agreement”), which contains terms relating to certain Former NR/TY Cards, on the terms and subject to the conditions set forth in the New Merchant Agreement.
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

A.	Changes to the Product Suite

1.	Section 4.8 and Related Provisions.

a.
A new Section 4.8 is inserted as follows: “Upon the parties’ mutual agreement, Purchaser shall replace, with respect to each SYW MasterCard in existence on or after the Amendment No. 8 Effective Date, the then-existing plastic with plastic bearing a mutually agreed card design that includes the

“Shop Your Way” Sears Licensed Mark but no other Sears Licensed Mark (“New SYW Card Design”). Also upon the parties’ mutual agreement Sears and Purchaser will develop, produce and deploy, as replacements for all Solicitation Materials referring to SYW MasterCards but not bearing the New SYW Card Design, Solicitation Materials bearing such design.”

b.	Section 4.3 is amended by inserting, in the parenthesis immediately following the first comma, the following: “except as otherwise provided herein,”.

2.	Section 4.2(e) and Related Provisions.

a.	The Letter Amendment to the Program Agreement re: Sears MasterCard Substitution and External Sales Letter Agreement, dated May 21, 2014, is amended by:

i.	Replacing the reference to “Section 4.1(c)(i)” in Section 2 with “Section 4.2(c)(i)”; and

ii.	Replacing the references to “Section 4.1(d) in Section 2 and Section 3 with “Section 4.2(e)”.

b.	Section 4.2(e) is amended by:

i.	Redesignating the existing first paragraph as subsection (i);

ii.	Deleting the existing second paragraph; and

iii.	Inserting a new subsection (ii) as follows:

“(A)
From and after the Amendment No. 8 Effective Date, each NR Non-Program Card and TY Non-Program Card and the related account shall not be part of the Program or subject to any Integrated Agreement, and Sears will have no rights or obligations with respect thereto except as Sears and Purchaser may expressly provide in another agreement (each such card, a “Former NR/TY Card”). For the avoidance of doubt, subject only to such Sears rights as are set forth in such other agreement, Purchaser shall have the right with respect to each Former NR/TY Card, from time to time as Purchaser may deem expedient in its sole discretion, to market such card, Transfer it, re-brand it without using Sears Licensed Marks, and convert to a Purchaser card not bearing such Sears Licensed Marks.

(B)	Notwithstanding any provision of any Integrated Agreement to the contrary: (I) Purchaser’s communications

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with NR Non-Program Card and TY Non-Program Card Cardholders in connection with Purchaser’s implementation of its rights with respect to Former NR/TY Cards shall not constitute Solicitation Materials or be subject to Sears’ approval; and (II) with respect to each NR Non-Program Card and TY Non-Program Card, and its respective successor Former NR/TY Card, as between Sears and Purchaser, Purchaser shall have sole ownership of all account documentation (such term being understood to have the same scope as “Account Documentation”, mutatis mutandis) and other data, books and records and Cardholder Information that is in existence on the Amendment No. 8 Effective Date, and Sears shall immediately return to Purchaser, all of the same that is then in its possession or control; provided, that (i) nothing in this Section 4.2(e) shall be construed to restrict Sears from maintaining or making use of, or requiring Sears to return, data, books, records and Cardholder Information in its possession other than by virtue of the Program or this Agreement (including, e.g., customer information independently in Sears’ possession); and (ii) Sears may retain one archived copy of such material, which may be used solely for regulatory or compliance purposes and may not be used for any other purpose except as the parties may otherwise agree.”.

iv.
Inserting a new subsection (iii) as follows: “At such times after the Amendment No. 8 Effective Date as Purchaser shall determine in its sole discretion, Purchaser may substitute, for each Sears Conversion Private Label Card that is a Conversion-Eligible Sears Card, a SYW MasterCard, which SYW MasterCard shall be automatically enrolled in the SYW Plus Program pursuant to Section 1(d) of Amendment No. 6; provided, that as to Accounts that have had no transactions during the [***] period preceding substitution, Purchaser may exercise this right in the event the Cardholder does not opt-out from such substitution (it being understood that as to other Accounts, Purchaser may exercise such right only upon Cardholder opt-in or pursuant to such other method as is agreed to by the parties for the purpose of minimizing Cardholder disruption or dissatisfaction). Purchaser does not anticipate commencing such substitution prior to [***]. Purchaser shall promptly notify Sears of the changes to Sears’ customer information, authorization, point of sale, application processing, financial, technical support or other systems that are necessary in

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connection with the conversions required by this Section 4.2(e)(iii) and Sears shall, [***] complete such changes in a timeframe and manner such that no later than [***], Purchaser has confirmed, in its reasonable discretion using market-standard testing procedures, that such changes are adequate. For the avoidance of doubt, if Sears does not comply with such obligations, then Purchaser, without limiting its other rights hereunder, may implement its rights under Sections 4.2(e)(i) and 7.9(a) with respect to the Sears Conversion Private Label Cards that are Conversion-Eligible Sears Cards (it being understood that, in any event, Purchaser anticipates converting certain Sears Credit Cards pursuant to Section 4.2(e)(i) no later than [***]; provided, that notwithstanding anything in Section 4.2(e)(i) to the contrary, any conversion thereunder would be to a SYW MasterCard, except as the parties may otherwise agree.”.

v.
Inserting a new subsection (iv) as follows: [***]. On the effective date of the Commercial One Termination (I) Purchaser shall close all existing Sears Commercial One Business Accounts to future transactions; provided, that Purchaser shall continue to own the Sears Commercial One Business Accounts and the related Accounts Receivable subject to this Agreement and (II) Section 2.3 shall cease to apply to accounts and programs offered by Sears and its Affiliates that are designed for business owners, home builders, contractors and property managers, or that otherwise would have constituted Sears Commercial One Business Accounts had they existed prior to the Commercial One Termination. [***]

c.
A new Section 4.9 is inserted as follows: “Purchaser shall use commercially reasonable efforts to support Sears’ efforts to [***]. Sears acknowledges that any such [***] will be subject to and be required to comply with Purchaser’s generally applicable policies and procedures for similar programs, and be required to enter into an agreement or agreements with Purchaser consistent with such policies and procedures.”.

d.
Notwithstanding anything to the contrary in any Integrated Agreement, from and after the Amendment No. 8 Effective Date, all references to “Account,” “Sears Credit Card,” “Sears Co-Branded Card,” “Cardholder,” “Sears Repurchase Assets,” or any similar term, or any terms that reference such terms shall be automatically deemed to exclude the Former NR/TY Cards and related accounts and cardholders.

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3.	New Section 5.2(e).

a.
A new Section 5.2(e) is inserted as follows: “Notwithstanding any other provision of any Integrated Agreement to the contrary, from and after the first day of any calendar year (or such earlier date as the parties may mutually agree), Purchaser may permanently cease accepting any application for Sears Cards in Full-Line Stores if, during the [***] ending on the last day of any calendar month during the immediately preceding calendar year, [***] of less than [***] (“Full-Line Store Cessation Day”); provided, that (i) such cessation shall not commence during a Holiday Period; and (ii) notwithstanding the occurrence of the Full-Line Store Cessation Day, Purchaser shall, consistent with its contractual rights with respect to such channels, continue to acquire [***] through and including the Termination Date. Purchaser shall reasonably determine the occurrence of the Full-Line Store Cessation Day.”.

b.	At the request of Purchaser or Sears, Purchaser and Sears will consult in good faith regarding mutual efforts to maintain [***].

B.	Changes to the Program Economics

1.	General Terms.

a.
Without limiting Section A(2)(d) hereof, and notwithstanding anything to the contrary in any Integrated Agreement, from and after the Amendment No. 8 Effective Date, the Former NR/TY Cards will be excluded for all purposes from all economic calculations and payments by Purchaser to Sears and its Affiliates under the Program Agreement and vice versa, including pursuant to Article VII, Schedules 7.1-A and 7.1-B, and Exhibit J.

b.
All amounts owing from Purchaser to Sears and its Affiliates with respect to periods occurring prior to the Amendment No. 8 Effective Date will be paid in accordance with the terms of the Program Agreement in effect immediately prior to the Amendment No. 8 Effective Date, prorated as applicable.

2.	Section 4.2(d) and Related Provisions.

a.
Section 4.2(d) is amended by deleting the phrase “and shall generally be consistent with Sears’ current levels as set forth on Schedule 4.2” and replacing the same with the phrase “as calculated in accordance with Annex 1 to Schedule 4.2”.

b.	A new Annex 1 is added to Schedule 4.2 in the form attached hereto as Annex A.

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3.	Section 5.8 and Related Provisions.

a.	A new Section 5.8(a)(v) is inserted as follows:

“(A)
Notwithstanding anything in any Integrated Agreement to the contrary, from and after the Amendment No. 8 Effective Date and subject to applicable Law, Sears shall have the right from time to time in its discretion to conduct tests of new protocols and methods with respect to [***] (each such test, an “SYW Test”), subject to the following:

1.	Sears shall be responsible for all expenses related to each SYW Test unless such expenses previously have been approved by the Program Committee;

2.	[***]

3.	[***]

4.
The results of each SYW Test will be discussed by the Program Committee and the Program Committee shall consider the desirability of expanding the Cardholder population and adjusted redemption methodology provided for in the SYW Test; and

5.	[***]

4.	Section 5.10 and Related Provisions.

a.	Notwithstanding anything in any Integrated Agreement to the contrary, from and after December 31, 2018, neither party shall have any obligation to make any contributions to the Loyalty Fund.

5.	Article VII and Related Provisions.

a.	Section 7.1 is amended by:

i.	Redesignating the existing text as subsection (a);

ii.
Replacing the first sentence in the text redesignated as subsection (a) with the following text: “In consideration of the services to be rendered by Sears in connection with the performance of its obligations under the Integrated Agreements, including under this Agreement, within the parameters of Schedule 7.1-A, from and after the Amendment No. 8 Effective Date through and including December 31, 2020, Purchaser or its Affiliates will pay to Sears or, at the direction of Sears, a Subsidiary of Sears, the respective amounts set forth on

6

Schedule 7.1-A with respect to the Co-Branded Accounts, Proprietary Accounts and Financial Products accounts (collectively, “Sears Fees”); provided, that successor Financial Products shall be treated as Financial Products for purposes hereunder.”; and

iii.
Creating a new subsection (b) as follows: “In consideration of the services to be rendered by Sears in connection with the performance of its obligations under the Integrated Agreements, including this Agreement within the parameters of Schedule 7.1-B, commencing January 1, 2021 through the Termination Date, Purchaser or its Affiliates will pay to Sears or, at the direction of Sears, a Subsidiary of Sears, the Sears Fees set forth on Schedule 7.1-B; provided, that successor Financial Products shall be treated as Financial Products for purposes hereunder.”.

b.	Schedule 7.1 is deleted and replaced with Schedule 7.1-A in the form attached hereto as Annex B.

c.	A new Schedule 7.1-B, in the form attached hereto as Annex C, is inserted into the Program Agreement.

d.	Notwithstanding anything to the contrary in any Integrated Agreement, from and after the Amendment No. 8 Effective Date, [***].

e.	Exhibit K is deleted.

f.
A new Section 7.10 is added as follows: “Amendment No. 8 Payment.  As soon as reasonably practical after the Amendment No. 8 Effective Date, and in no event later than the first Business Day thereafter, subject to Section 8.8(a), Purchaser shall pay to Sears the amount of $425,000,000.”.

6.	Amendment No. 6.

a.	Section 1 of Amendment No. 6 is amended by deleting the word “New” in the heading thereof and replacing the same with the phrase “SYW Plus Program”.

b.	Section 1(d) of Amendment No. 6 is amended by deleting clauses (i) through (iv) thereof and replacing them in their entirety with the following:
“As of a date mutually agreed to by the parties, all SYW MasterCard Accounts existing as of the Amendment No. 8 Effective Date or newly opened thereafter, will be [***].

c.	Section 1(e) of Amendment No. 6 is amended by deleting the text thereof and replacing it with the following:

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“Purchaser shall develop and make accessible a new Account Application for the SYW MasterCard as of a date mutually agreed to by the parties, [***].

7.	Amendment No. 7.

a.	Section 1 of Amendment No. 7 is amended by deleting “as follows:” from the introduction thereto and clauses (a) through (d) thereof and replacing them with the following:
[***]

8.	Exhibit H.

a.	The text following the heading “POS Incentives” on Exhibit H is amended by replacing it with the following:
“Purchaser shall reasonably determine, in consultation with Sears, the nature, amount, and duration of Point of Sale (POS) offers from time to time, to encourage Sears Customers who do not have existing Sears credit products to open an Account. [***]

C.	Changes to the Term and Form of the Program Related Agreements

1.	Section 13.1. Section 13.1 is amended by:

a.	In the caption, deleting “Initial” and inserting in lieu thereof “Existing”;

b.	Deleting the first two sentences and redesignating the remaining sentences as subsection (d);

c.
Inserting a new subsection (a) as follows: “The existing term of this Agreement (“Existing Term”) shall commence on the Amendment No. 8 Effective Date, and shall continue, unless sooner terminated pursuant to Section 13.2 or 13.3, through November 2, 2025 (“Initial Expiration Date”)”;

d.
Inserting a new subsection (b) as follows: “This Agreement shall renew for an additional two-year term (i.e., through November 2, 2027) (“Additional Term”) if Sears has delivered to Purchaser a notice of Sears’ intent to renew the Agreement no later than [***] and during the rolling [***] period immediately preceding the delivery of such notice, [***] of no less than [***]; provided, that Sears may give notice of intent to renew the Agreement [***]. If Purchaser delivers a notice of termination pursuant to Section 13.3(b), then from and after such delivery, a notice delivered pursuant to this Section 13.1(b), whether delivered before or after such notice of termination, shall be of no force or effect.”.

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2.	Section 13.2. Section 13.2 is amended by replacing Section 13.2(c) with “[RESERVED]”.

3.	Section 13.3. Section 13.3 is amended by replacing Section 13.3(c) with “[RESERVED]”.

4.	New Section 14.27. A new Section 14.27 is inserted as follows:
“14.27.    Amended and Restated Program Agreement. From and after the Amendment No. 8 Effective Date, Purchaser and Sears shall use commercially reasonable efforts to draft, execute and deliver an amended and restated Agreement (the “Amended and Restated Program Agreement”) no later than [***] after the Amendment No. 8 Effective Date. The parties intend that the Amended and Restated Program Agreement will: (a) combine into a single agreement each Integrated Agreement other than the Purchase Agreement; (b) delete all provisions thereof that apply exclusively to time periods that have been completed; and (c) except for wording and definitional changes of a clarifying nature, preserve the existing language of the Integrated Agreements to the extent practicable; provided, that the Amended and Restated Program Agreement will include revisions to Exhibit L to reflect Program performance as of the Amendment No. 8 Effective Date and the similar provisions in similar programs as of such date.”.

5.
Marketing Agreement. The due execution and delivery of the Marketing Agreement, in substantially the form set forth in Annex F hereto, shall be a condition precedent to the effectiveness of this Amendment No. 8.

6.
New Merchant Agreement. The due execution and delivery of the New Merchant Agreement, in substantially the form set forth in Annex G hereto, shall be a condition precedent to the effectiveness of this Amendment No. 8.

D.	Changes to the Repurchase Options

1.	Section 8.6.

a.	Section 8.6(a)(i) is amended by deleting the second sentence thereof.

b.	Section 8.6(b) is amended and restated in its entirety to read “Disposed Stores shall no longer be “Stores” subject to the Program.”

c.	Section 8.6(c) is deleted in its entirety and replaced with “[RESERVED]”

d.	Section 8.6(d) is amended by deleting the first sentence thereof in its entirety and replacing it with the following:

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“Without limiting any other right of Purchaser hereunder (including under Section 4.2(e)(iii)), in connection with any disposition under Section 8.6(a)(i), Purchaser may convert to a different product that does not use a brand (or any successor brand) of a Person set forth on Exhibit A to the Marketing Agreement, (x) any Sears Proprietary Cards branded with the Marks of the Sold Chain Stores (provided, that such Marks are not successor Marks to “Sears”) and all Accounts and associated Accounts Receivable that are attributable to such Sears Proprietary Cards, in the case of Sold Chain Stores; and (y) in the case of Sold Chain Stores or Sold Area Stores, any other Accounts for which at least [***] of the purchase activity (measured by [***]) is attributable to such Sold Chain Stores or to such Sold Area Stores, as applicable, along with the associated Accounts Receivable.”.

e.
Section 8.6(d) is amended by deleting each reference to “has a brand that does not compete with Sears” and replacing it with “does not use a brand (or any successor brand) of a Person set forth on Exhibit A to the Marketing Agreement”.

2.	Section 13.2(d). Section 13.2(d) is amended by deleting the proviso to clause (ii) thereof.

3.
Sections 13.4 through 13.6 and Section 13.9. Sections 13.4 through 13.6 (including the schedules thereto) are deleted and replaced with the provisions set forth in Annex J attached hereto, and a new Section 13.9 is added in the form attached as Annex J hereto.

E.	Changes to Reserve Provision

1.	Section 8.8.

a.	Section 8.8 is deleted and replaced with the following:
“Reserves

(a)
Notwithstanding any provision of any Integrated Agreement to the contrary, on the Amendment No. 8 Effective Date, Purchaser shall establish a reserve in the amount of [***].  Such reserve shall be funded by Sears’ delivery to Purchaser of an irrevocable standby letter of credit in favor of Purchaser from a financial institution other than Citigroup that is rated [***] or higher by Standard & Poor’s Ratings and [***] or higher from Moody’s Investors Service, and otherwise in form and substance reasonably acceptable to Purchaser (an “Eligible Letter of Credit”); provided, that Sears shall deliver such Eligible Letter of Credit no later than 10 Business Days after the Amendment No. 8 Effective Date, and, from the Amendment No. 8 Effective Date until such delivery, Purchaser shall maintain the reserve provided for in this Section 8.8 by retaining [***] of the amount otherwise

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payable to Sears pursuant to Section 7.10 (such retained amount to be remitted to Sears, or, upon Sears’ written instruction, the issuer of such Eligible Letter of Credit, upon Purchaser’s receipt of such Eligible Letter of Credit); and provided, further that Purchaser may draw on such Eligible Letter of Credit and maintain the reserve by retaining the amount of such draw in the event that such Eligible Letter of Credit is not renewed or replaced by Sears with another Eligible Letter of Credit by no later than [***] prior to its expiration.  Purchaser may access and use the reserve provided for in this Section 8.8(a) including, for the avoidance of doubt, by drawing on the letter of credit required hereunder, in Purchaser’s sole discretion to discharge or satisfy contingent liabilities relating to the performance of Sears’ duties under the Program (e.g., non-delivery of Merchandise, timely processing of In-Store Payments, warranty obligations, credit returns, chargebacks or other such similar obligations) and otherwise reimburse Purchaser for any losses arising out of amounts owing from Sears to Purchaser under any of the Integrated Agreements to the extent such amounts have not been paid by Sears and have not been recouped, set-off or otherwise deducted from amounts otherwise owed by Purchaser to Sears in accordance with the Program Agreement.  If Purchaser accesses and uses the reserve, it shall promptly notify Sears in writing following such access and use, including a description of Purchaser’s reasons for such access and use. Notwithstanding anything in this Section 8.8 or Schedule 8.8(b) to the contrary, in no event shall, as of any given time, the sum of (x) the remaining amount of the reserve established hereunder and (y) the aggregate amount of such reserve already accessed and used by Purchaser pursuant to Section 8.8(a) exceed [***].

(b)
The amount of the reserve provided for in Section 8.8(a) shall be subject to adjustment from time to time as set forth in Schedule 8.8(b); provided, that no such adjustment shall be made unless the reserve is maintained through an Eligible Letter of Credit.”.

(c)	A new Schedule 8.8(b), in the form attached hereto as Annex I, is inserted into the Program Agreement.

F.	Changes to Set-off Provision and Related Provisions

1.	Section 7.8.

a.	Section 7.8 is deleted in its entirety and replaced with:
“Recoupment and Set-off. All amounts owing now or hereafter from one party to another under the Integrated Agreements (which are expressly agreed by the parties to constitute a single transaction) may be recouped, set-off or otherwise deducted from amounts due from the other party under any Integrated Agreement, without consent of such other party. [***] Sears

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acknowledges that any credit, return, chargeback or other circumstance where Purchaser credits any amount to an Account for any Merchandise returned after the date of filing of any petition under Title 11 of the United States Code relates back to the date of purchase of such Merchandise for the purposes of recoupment, set-off or other deduction and constitutes a single integrated transaction. For the avoidance of doubt, nothing in this Section 7.8 shall limit Purchaser’s rights under Section 8.8 or require any notice by Purchaser of the exercise of its rights thereunder.”.

2.	Section 14.17(a).

a.	Section 14.17(a) is amended by deleting “ or otherwise” in the first sentence thereof.

G.	Changes Regarding Sales Practices, Data Security and Related Matters

1.	Section 8.7(d).

a.	Section 8.7(d) is deleted and Section 8.7(e) is redesignated accordingly.

2.	Section 8.9.

a.	A new Section 8.9 is added to the Program Agreement as follows:
“Sales Practices.

(a)
Sears shall not offer any sales incentives to employees, subcontractors or any other Person in connection with the taking of applications for, or the opening or usage of, Accounts, without the prior written approval of Purchaser; provided, that subject to annual reviews by Purchaser and any applicable change in Law subsequent to the Amendment No. 8 Effective Date, Purchaser hereby approves the incentive practices described on Schedule 8.9(a), in each case solely in the form thereof last reviewed by Purchaser prior to the Amendment No. 8 Effective Date. For clarity, any changes to the incentive practices described on Schedule 8.9(a) from those last presented to Purchaser for review prior the Amendment No. 8 Effective Date shall require Purchaser’s written approval, other than immaterial value-related changes that do not increase the aggregate value of per-Store incentives and operational changes that are de minimis in effect; provided that any change to the incentives provided to individual employees or representatives shall require Purchaser’s written approval.

(b)
Except for such other prior course of dealing as the parties may have mutually determined to establish (which the parties will cooperate to appropriately document following the Amendment No. 8 Effective Date):

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i.	Purchaser shall promptly refer to Sears any Cardholder complaint regarding the quality of Merchandise or otherwise related to Sears

ii.	Sears shall promptly refer to Purchaser any Cardholder complaint regarding an Account or the Program or otherwise related to Purchaser;

iii.
Each party shall track complaints received by it from or on behalf of Cardholders or from any Governmental Authority in a manner that enables it to determine if it receives an inordinate amount of complaints regarding a particular matter so that such party (A) can determine if there is a Program related issue and (B) use commercially reasonable efforts to promptly correct problems; and

iv.	Sears will submit sufficient, timely, and usable information regarding its complaint tracking to enable Purchaser to analyze complaint activity and trends for risk management purposes.

(c)
Sears represents and warrants to Purchaser that as of the Amendment No. 8 Effective Date, neither Sears nor its Affiliates, nor any merchant whose goods/services are sold on Sears Marketplace (a “Marketplace Vendor”) sells [***].  Sears shall, at least annually, certify its compliance with this Section 8.9(c), in such form as may be mutually agreed to by the Parties.

(d)
Without limiting the parties’ respective obligations under Section 5.6(e), Sears shall train [***] its employees and the employees of its Affiliates having any involvement with the Program so as to be able to properly fulfill Sears’s and the Affiliates’ responsibilities under the Program, including compliance with applicable Law, the Rules (as defined in the Merchant Agreement) and any other written instructions provided by Purchaser under this Agreement or any other Integrated Agreement relating to the operation of the Program. Purchaser shall have the right to review all of Sears’s training materials and sessions, and Sears shall implement any reasonable recommendations made by Purchaser with respect to such materials and sessions. Sears shall conduct its training [***] to ensure that all such employees are properly trained in all relevant aspects of the Program. Sears shall also conduct additional training as requested by Purchaser if Purchaser reasonably determines that employees of Sears or its Affiliates are not complying with applicable Law, the Rules (as defined in the Merchant Agreement), or other written instructions of Purchaser relating to the operation of the Program. Sears shall track and maintain evidence of all such trainings and provide evidence of such trainings to Purchaser as reasonably requested by Purchaser.

(e)
Notwithstanding anything to the contrary herein, Purchaser, after consultation with Sears, may take any actions and make any changes to the Program required to comply with Purchaser’s implementation of its policies

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and procedures relating to anti-money laundering, sanctions, customer identification and anti-bribery and corruption and Sears agrees to provide reasonable cooperation in connection therewith.

(f)
Cooperation with Governmental Authorities. Without limiting the respective rights and obligations of the parties under Section 14.7, Sears acknowledges that Purchaser and its Affiliates are subject to regulatory oversight by Governmental Authorities and that such Governmental Authorities have the authority to examine, audit and inspect the activities of Sears and its Affiliates conducted pursuant to this Agreement. Sears shall and shall cause its Affiliates to, promptly cooperate with all Governmental Authorities having jurisdiction over Purchaser or its Affiliates in connection with any examination, audit or inquiry relating to the Program or this Agreement, and shall promptly cooperate with Purchaser in connection with any examination or audit of, or inquiry to, Purchaser or its Affiliates by such Governmental Authority. Such cooperation shall include permitting representatives of Purchaser and Governmental Authorities to visit any Sears offices and offices of any of its Affiliates that Sears engages in any capacity in connection with the Program. In connection with any such examination, audit or inquiry, Purchaser shall (I) provide as much advance notice to Sears of the examination, audit or inquiry as is reasonably practicable under the circumstances, (II) use commercially reasonable efforts to minimize disruptions to the operations and business of Sears and its Affiliates, and (III) reimburse Sears and its Affiliates for any reasonable and documented out-of-pocket expenses incurred in connection with cooperating with the examination, audit or inquiry. Sears shall, and shall cause its Affiliates to, promptly comply with any guidance, recommendations or requirements of a Governmental Authority arising from any examination, audit or inquiry. Further, if Purchaser reasonably determines that changes to policies or procedures utilized by Sears or its Affiliates in connection with the Program are needed based on the results of any such examination, audit or inquiry, Sears shall, and shall cause its Affiliates to, promptly implement any changes requested by Purchaser.

(g)
Third-Party Contracts. Sears shall ensure that all agreements with its Affiliates require such Affiliates to cooperate with Purchaser and Governmental Authorities with respect to all matters set forth in Sections 14.7 or 8.9(f); provided, that with respect to any such agreements with non-controlled Affiliates and third-party service providers entered into prior to the Amendment No. 8 Effective Date, Sears shall use commercially reasonable efforts to cause such Affiliates and third-party service providers to cooperate in a manner consistent with the intent and purpose of this Section 8.9.

(h)	Information Security

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i.
Safeguarding Protected Data. Sears and Purchaser shall protect, safeguard and securely maintain the confidentiality and integrity of Protected Data it stores or that is in its possession or control, and that is stored by or in the possession or control of its Affiliates.

ii.	Information Security Program. Sears and Purchaser shall establish, implement and maintain an information security program (“Information Security Program”) that includes, at a minimum, the following:

i.
standards relating to privacy and security of Protected Data that (1) are no less stringent than the Payment Card Industry Data Security Standards adopted by the Payment Card Industry Security Standards Council, as amended from time to time, and (2) comply in all respects with applicable Laws that applies to the privacy and protection of such data (collectively, the “Security Standards”);

ii.
appropriate administrative, technical and physical safeguards to (1) ensure the security, confidentiality and integrity of Protected Data; (2) protect against any anticipated threats or hazards to the security or integrity of Protected Data; (3) protect against unauthorized access to or use of Protected Data which could result in substantial harm or inconvenience to a Cardholder or the other party; and (4) ensure the proper disposal of Protected Data;

iii.
requirements to (1) conduct a risk assessment to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Protected Data and evaluate and improve, where necessary, the effectiveness of its safeguards; (2) implement appropriate access controls to limit access to Protected Data; (3) educate and train personnel regarding information security practices and procedures, including the Security Standards and the requirements of the party’s Information Security Program; (4) appropriately restrict the storage of Protected Data on laptops, portable devices or other portable media and where Protected Data must be stored on devices, encrypt all Protected Data stored on laptops and, where technically feasible, on other portable devices and portable media; and (5) use industry standard passwords, firewalls and anti-malware measures to protect Protected Data stored on computer systems;

iv.	an information security incident reporting process to (1) ensure that the party has the immediate ability to address, contain and mitigate any possible risk stemming from an actual, alleged

15

or potential unauthorized access, disclosure, compromise or theft of Protected Data, improper handling or disposal of Protected Data, theft of information or technology assets, and/or the inadvertent or intentional disclosure of Protected Data, and (2) ensure a consistent process for identifying, reporting, investigating and closing information security incidents; and

v.	a requirement to encrypt all Protected Data that shall travel across public networks or that is transmitted wirelessly.

iii.	Each party shall continually review and update its Information Security Program in a commercially reasonable manner to address newly identified or emerging security risks.

(i)
Review of Security Standards and Information Security Program. To enable a party to assess another party’s compliance with the requirements in Section 8.9(h) above, a party may request from another party such information relating to its Security Standards and Information Security Program as the requesting party deems reasonably necessary. Such other party shall provide the requested information, or provide alternative information as may be reasonably suitable for assessing such other party’s Security Standards and Information Security Program (such as policies and procedures, internal or external audit reports or self-assessments), within thirty (30) days after receipt of the request. Such other party shall also cooperate with the requesting party in addressing any reasonable concerns relating to possible deficiencies in such other party’s Security Standards and Information Security Program. Each party shall cause its Affiliates to whom it has disclosed Protected Data to comply with the requirements of this Section 8.9(i).

(j)
Data Security Breaches. Each party shall promptly notify the other parties (except in instances where notice is prohibited by applicable Law or a Governmental Authority requests that notice be withheld or delayed) in the event it becomes aware of any unauthorized use, modification, destruction or disclosure of, or access to, Sears Customer Information, Cardholder Information or Transaction Data, as applicable (any of the foregoing, a “Data Security Breach”), and take such actions as are commercially reasonable or necessary to assess the nature and scope of such Data Security Breach to prevent further Data Security Breaches. The party that experienced the Data Security Breach shall have the sole right to determine whether to provide notice to Governmental Authorities and any affected Cardholders, as well as the timing and form of such notice, and the other party shall provide such cooperation as may reasonably be requested in connection with such notice to Governmental Authorities and Cardholders; provided, that if the Data Security Breach is experienced by Sears and Sears

16

determines not to provide notice to Governmental Authorities or affected Cardholders, Purchaser may nonetheless notify Cardholders of such Data Security Breach and shall consult with Sears with respect to such notice. The party that experienced the Data Security Breach shall pay the applicable costs and expenses relating to each such Data Security Breach set forth on Schedule 8.9(j).

(k)
In the event of any conflict between the terms of Sections 8.9(h) through 8.9(j) or Section 9.6 and Article IX, the terms of Sections 8.9(h) through 8.9(j) or Section 9.6, as applicable, shall control.”

b.	A new Schedule 8.9(a), in the form attached hereto as Annex D, is inserted into the Program Agreement.

c.	A new Schedule 8.9(j), in the form attached hereto as Annex E, is inserted into the Program Agreement.

3.	Section 9.6.

a.	A new Section 9.6 is added to the Program Agreement as follows:
“Affiliate/Vendor Data Security

(a)	[***]

(b)
Schedule 9.6 sets forth additional security requirements applicable to Sears to the extent Sears, or any of its Affiliates or third-party service providers, stores, or has in its possession or control, any Cardholder Information or Transaction Data.”.

b.	A new Schedule 9.6, in the form attached hereto as Annex H, is inserted into the Program Agreement.

H.	Additional Representations and Warranties of Sears

1.	Section 10.3.

a.	A new Section 10.3(a) is added to the Program Agreement as follows:
“Additional Representations and Warranties of Sears. Sears represents and warrants that [***].

b.	A new Section 10.3(b) is added to the Program Agreement as follows:
“Financial Reporting. Sears shall deliver to Purchaser (i) [***], in each case contemporaneously with Sears’ delivery thereof to such agent, (ii) any notice of default, acceleration, foreclosure or waiver under such Credit Facilities or

17

any other credit facilities, and (iii) [***] of the end of each calendar quarter, a report for such quarter substantially in the form attached to that certain Officer’s Certificate, dated April 3, 2018, that was delivered to Purchaser.”

I.	Changes to General Provisions

1.	Section 14.8.

a.
A new Section 14.8(d) is added as follows: “Following the Amendment No. 8 Effective Date, Sears may request that Purchaser provide the information set forth on Schedule 13.9-B to Sears for use by Sears solely in connection with [***]. Purchaser shall deliver such information to Sears within [***] of Sears’ written request. Any information provided by Purchaser to Sears pursuant to this Section 14.8(d) shall be the Confidential Information of Purchaser. Sears may, however, disclose such Confidential Information to third parties solely for the purposes for which Sears is permitted to use such Confidential Information pursuant to this Section 14.8(d); provided, that Sears shall obtain a customary confidentiality agreement (in a form reasonably satisfactory to Purchaser) from any such third party recipient to which data contemplated under Schedule 13.9-B is to be provided, and Purchaser shall be made a party or a third party beneficiary to such confidentiality agreement. Purchaser makes no representation or warranty regarding the accuracy or completeness of any information provided pursuant to this Section 14.8(d), including for the purpose for which Sears or any third party intends to use it. Sears agrees not to represent to any third party that Purchaser is the source of the information or make any representation whatsoever regarding its accuracy or completeness.”.

b.
Upon Sears’ request, Purchaser will discuss with Sears such amendments to any Integrated Agreement or other agreements between the parties that Sears believes are necessary to permit Sears to [***]; provided, that Purchaser reserves all its rights to withhold its approval of any such amendments.

J.	Definitions

1.	The following defined terms will be added to, or, where applicable, replace or revise the existing definitions in, Section 1.1 in alphabetically correct order:

a.
“Account” means any account under which a purchase, cash advance or balance transfer transaction may be or has been made by or to a Person (or any Person authorized by such Person) pursuant to an Account Agreement established by Purchaser relating to a Program Product that is subject to the terms of this Agreement as of the time of determination, and includes (i) all of the Account Documentation related to the account; and (ii) any and all other rights, remedies, benefits, interests and titles, whether legal or

18

equitable, to which Purchaser may now or at any time hereafter be entitled in respect of the foregoing.

b.	“Additional Term” has the meaning set forth in Section 13.1(b).

c.	“Amended and Restated Program Agreement” has the meaning set forth in Section 14.27.

d.
“Amendment No. 6” means that certain amendment to the Amended and Restated Program Agreement, effective as of October 11, 2016, by and among Sears, Roebuck and Co., Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), (N.A.).

e.
“Amendment No. 7” means that certain amendment to the Amended and Restated Program Agreement, effective as of December 1, 2017, by and among Sears, Roebuck and Co., Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), (N.A.).

f.	“Amendment No. 8 Effective Date” means May 18, 2018.

g.	“Credit Card” is hereby amended by inserting after the words “a credit card”: “ or other access device (whether tangible or intangible)”.

h.	“Commercial One Termination” has the meaning set forth in Section 4.2(e)(iv).

i.	“Credit Facilities” has the meaning set forth in Section 10.3(b).

j.
“Conversion-Eligible Sears Card” means a Sears Proprietary Card for which the related Cardholder, as of the time immediately preceding the applicable conversion, meets Purchaser’s applicable underwriting criteria.

k.	“Data Security Breach” has the meaning set forth in Section 8.9(j).

l.	“Eligible Letter of Credit” has the meaning set forth in Section 8.8(a).

m.	“Existing Term” has the meaning set forth in Section 13.1(a).

n.	“Former NR/TY Card” has the meaning set forth in Section 4.2(e)(ii)(A).

o.	“Full-Line Store Cessation Day” has the meaning set forth in Section 5.2(e).

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p.	“Information Security Program” has the meaning set forth in Section 8.9(h)(b).

q.	“Initial Expiration Date” has the meaning set forth in Section 13.1(a).

r.
“Integrated Agreement” means, collectively, the agreements and amendments referenced in clauses (i)-(vii) of Section 14.26. For the avoidance of doubt, the Marketing Agreement and New Merchant Agreement are not Integrated Agreements.

s.	“Marketing Support” has the meaning set forth in Annex 1 to Schedule 4.2.

t.	“Marketplace Vendor” has the meaning set forth in Section 8.9(c).

u.	“Merchant Agreement” means the Merchant Agreement as amended from time to time.

v.
“New Accounts” means, as of any date, with respect to a particular type of Accounts or group thereof, Accounts that were established in accordance herewith within the rolling twelve-month period preceding such date. A reference to “New Accounts” without reference to a particular type of Accounts or group thereof shall be deemed to refer to all Credit Card Accounts established in accordance herewith within such period.

w.
“New Financial Products” means any product offered by Purchaser to Sears Credit Card customers pursuant to this Agreement (i) that is not a Credit Card or New Payment Card, and (ii) that is initially offered to such customers pursuant to mutual agreement of the parties on or after the Amendment No. 8 Effective Date.

x.
“Net Sales Volume” means, for any measurement period and for any category of Credit Cards or Accounts, an amount equal to (i) gross credit sales thereon (including gift card sales, sales tax, delivery charges and any other amount included in the full amount charged by the Cardholder) during such period, minus (ii) the sum of credits for returned goods or cancelled services and other credits granted at the point of sale (such as concessions, discounts and adjustments) with respect to such Credit Cards or Accounts during such period. For the avoidance of doubt, the term shall not include any balance transfer or cash advance transaction.

y.	“New Merchant Agreement” means the New Merchant Agreement entered into among the parties as of the Amendment No. 8 Effective Date, as amended from time to time.

z.	“New SYW Card Design” has the meaning set forth in Section 4.8.

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aa.
“Non-Promotional Sales” means, for any measurement period, the Net Sales Volume for such period; provided, that such Net Sales Volume relates exclusively to Merchandise sales made at a Store during such period (other than Deferred Interest Financing, MPP or other promotional pricing offer sales.)

ab.
“NR Non-Program Card” means a Non-Rewards Card, other than a TY Non-Program Card or a Sears Proprietary Card, but (subject to the foregoing) the term does include a Sears Credit Card that is not a SYW Credit Card but is enrolled in the SYW Program.

ac.	“Protected Data” means, with respect to Sears, Cardholder Information and Transaction Data; and with respect to Purchaser, Sears Customer Information.

ad.	“SYW Card” means a SYW Credit Card other than a SYW MasterCard.

ae.	“SYW Test” has the meaning set forth in Section 5.8(a)(v)(A).

af.	“Sears Conversion Private Label Card” means a Sears Proprietary Card, excluding [***], but including the SYW Card.

ag.
“Sears Customer Information” means all personally identifiable information, and all other personal information (including information recorded on a tokenized or anonymized basis) regarding a Sears Customer that is obtained by or on behalf of Sears or its Affiliates, including in connection with the Customer making a purchase of Merchandise, enrolling in the SYW Program, or other contacts with Sears. Notwithstanding the foregoing, Sears Customer Data shall exclude any Cardholder Information.

ah.	“Security Standards” has the meaning set forth in Section 8.9(h)(b)(i).

ai.	“TY Non-Program Card” means a Non-Rewards Card, other than a Sears Proprietary Card, whose holder has been enrolled in the Thank You Rewards Program.
2.The following defined terms will be deleted from Section 1.1:

a.	“Attributable Assets”

b.	“Combination Termination Premium Amount”

c.	“Minimum Repurchase Price”

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K.	Miscellaneous
1.Integration.  Purchaser and Sears agree that each of this Amendment No. 8 and all of the other Integrated Agreements are integrated and non-severable parts of one and the same transaction among the parties, each representing an essential, necessary and interdependent component of such transaction; and Purchaser and Sears each agree that all of the Integrated Agreements comprising such transaction constitute one single agreement and are integrated and non-severable for all purposes at Law and in equity, including for purposes of section 365 of title 11 of the United States Code and Delaware law, and that any breach of any one of such agreements shall be deemed a breach under all such agreements.
2.Caption, Article and Section References. Caption, Article and Section references herein apply to the Program Agreement or as otherwise specified.
3.Captions and Titles. Captions of the articles and sections of this Amendment No. 8 are for convenient reference only and are not intended as a summary of such articles or sections and do not affect, limit, modify or construe the contents thereof.
4.Conflicts; Continuing Effect. To the extent that any provision of this Amendment No. 8 conflicts with any provision of any Integrated Agreement (including, for clarity, the schedules and exhibits attached thereto, and any amendments to any Integrated Agreement entered into subsequent to the Amendment No. 8 Effective Date), the provisions of this Amendment No. 8 shall govern. Except as expressly provided herein, including in the preceding sentence, nothing contained herein shall constitute an amendment, modification or waiver of any provision of any Integrated Agreement (including, for clarity, the schedules and exhibits attached thereto) and such Integrated Agreement (including, for clarity, the schedules and exhibits attached thereto) shall remain in full force and effect.
5.Further Assurances. Each of Sears and Sears Brands, on the one hand, and Purchaser, on the other hand, shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as another Party may reasonably request in connection with this Amendment No. 8 or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Amendment No. 8.
6.Counterparts. This Amendment No. 8 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.
7.Governing Law. This Amendment No. 8 shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State, without regard to the conflict of laws principles of such State.

22

[SIGNATURE PAGE FOLLOWS]

23

IN WITNESS WHEREOF, each Party hereto has caused this Amendment No. 8 to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Chief Financial Officer
SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interest to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By: /s/ Robert A. Riecker
Name: Robert A. Riecker
Title: Vice President
CITIBANK, NA., as successor in interest to CITIBANK (SOUTH DAKOTA), NA., as successor in interest to CITIBANK (USA) N.A.
By: /s/ Craig D. Vallorano
Name: Craig D. Vallorano
Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 8]

ANNEX A

Annex 1 to Schedule 4.2
Marketing Support

From and after January 1, 2019, the minimum amount of the marketing support (“Marketing Support”) for each calendar year shall be the greater of (A) [***] and (B) the amount calculated by multiplying the [***] on [***] in the prior calendar year by [***]. Notwithstanding the foregoing, Purchaser shall not be required to fund the Marketing Support for any calendar year if in the preceding calendar year the [***] was less than [***].

For avoidance of doubt, use of this Marketing Support is applicable to all eligible purchases of Merchandise as covered by specific agreements between the parties covering various Sears business unit promotions as charged to eligible Sears Credit Cards and Former NR/TY Cards (as allowed under the Marketing Agreement).

Annex A-1

ANNEX B

Schedule 7.1-A
Certain Purchaser Payments through December 31, 2020
From and after the Amendment No. 8 Effective Date through and including December 31, 2020:

1.
[***]

Annex B-1

[***]

Annex B-2

ANNEX C

Schedule 7.1-B
Certain Purchaser Payments From and After January 1, 2021
From and after January 1, 2021: [***]

Annex C-1

[***]

Annex C-2

[***]

Annex C-3

[***]

Annex C-4

ANNEX D

Schedule 8.9(a)

Sales Practices

Annex D-1

Program	Timing	Description
[***]

*For all purposes under this Annex D, calculation of Credit Share shall include Former NR/TY Cards.

Annex D-2

Annex D-3

ANNEX E

Schedule 8.9(j)
Data Security Breach Costs and Expenses

Costs and expenses shall be allocated in accordance with [***].

Annex E-1

ANNEX F

Form of Marketing Agreement
MARKETING AGREEMENT
THIS MARKETING AGREEMENT (this “Agreement”), effective as of May 18, 2018 (the “Effective Date”), is executed this 18th day of May, 2018, by and among Sears, Roebuck and Co. (“Sears”), Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company) (“Sears Brands”), and Citibank, N.A. (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”) (individually, a “Party” and together, the “Parties”).
WHEREAS, Sears, Sears Brands and Purchaser have heretofore executed and entered into a Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time including pursuant to Amendment No. 8 (defined below) (collectively, the “Program Agreement”);
WHEREAS, pursuant to Section C(5) of Amendment No. 8 to the Program Agreement being entered into by the Parties concurrently with this Agreement (“Amendment No. 8”), the Parties have agreed to enter into this Agreement to set forth certain terms relating to Former NR/TY Cards which will cease to be Program Products subject to the Program Agreement;
NOW, THEREFORE, in consideration of the foregoing, the mutual agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	Defined Terms.

a.
Capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Program Agreement except that, to the extent any such capitalized term is defined in the Program Agreement with reference to any category of Credit Cards, including NR Non-Program Cards and TY Non-Program Cards, then, for the purposes of this Agreement, such term shall be understood to refer only to Former NR/TY Cards.

b.
References in this Agreement to any gender include references to all genders, and references in this Agreement to the singular include references to the plural and vice versa. Unless the context otherwise requires, the term “party” when used in this Agreement means a party to this Agreement and references to “a party” or the “other party” shall, when referring to Sears or Sears Brands, be deemed to be references to Sears and Sears Brands collectively. References in this Agreement to a party or other Person include their respective Successors and assigns. The words “include,” “includes” and “including” when used in this Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context

Annex F-1

otherwise requires, references in this Agreement to Sections, Exhibits and Schedules shall be deemed references to Sections of, and Exhibits and Schedules to, this Agreement. Unless the context otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this Agreement refer to this Agreement in its entirety and not to any particular Section or provision of this Agreement.

2.	Acknowledgement of Former NR/TY Cards.

a.
Pursuant to Section 4.2(e)(ii) of the Program Agreement, from and after the Effective Date, each Former NR/TY Card and the related account shall not be part of the Program or subject to any Integrated Agreement, and Sears will have no rights or obligations with respect thereto except as provided in this Agreement, the New Merchant Agreement or as Sears and Purchaser may expressly provide in another agreement. For the avoidance of doubt, subject only to such Sears rights as are set forth in this Agreement, the New Merchant Agreement or such other agreement, Purchaser shall have the right with respect to each Former NR/TY Card, from time to time as Purchaser may deem expedient in its sole discretion, to market such card, Transfer it, re-brand it without using Sears Licensed Marks, and convert to a Purchaser card not bearing such Sears Licensed Marks.

b.	Prior to the termination or expiration of this Agreement, Purchaser shall not issue any Former NR/TY Card bearing a Mark of a Person identified in Exhibit A to this Agreement and shall not [***].

c.
Except as otherwise expressly set forth in this Agreement, with respect to each Former NR/TY Card, as between Sears and Purchaser, Purchaser’s right to use all account documentation (such term being understood to have the same scope as “Account Documentation”, mutatis mutandis) and other data, books and records and Cardholder Information that is in existence on the Effective Date, shall be without restriction.

d.
If and to the extent that any Former NR/TY Card that has not been canceled on or before the date of any termination or expiration of this Agreement bears any Sears Licensed Mark, then with respect to such Former NR/TY Cards, Purchaser shall, within [***] from the date of termination or expiration of this Agreement reissue [***] new card plastics not bearing any Sears Licensed Marks.

e.	[***]

3.
Non-Program Credit Card Processing. Contemporaneously with the execution and delivery of this Agreement, the Parties shall enter into a new merchant agreement, which contains terms relating to authorizations, settlement procedures, merchandise returns, chargebacks and other operating procedures solely with respect to the converted Former NR/TY Cards contemplated by Section 2 above, on the terms and subject to the conditions set forth in such new merchant agreement.

Annex F-2

4.
Payments through 2020. From and after the Effective Date and through December 31, 2020, Purchaser shall pay to Sears the amounts contemplated by Schedule 4 attached with respect to the relevant Former NR/TY Cards, notwithstanding that they are no longer Sears Credit Cards or Program Products subject to the Program Agreement.

5.
Payments after 2020. From and after January 1, 2021, Purchaser shall pay to Sears the amounts contemplated by Schedule 5 attached with respect to the relevant Former NR/TY Cards, notwithstanding that they are no longer Sears Credit Cards or Program Products subject to the Program Agreement.

6.	Promotional Offers.

a.
Deferred Interest Financing. The Former NR/TY Cards shall continue to be eligible to participate in Deferred Interest Financing under Exhibit H of the Program Agreement, which Deferred Interest Financing shall be subject to the terms of Exhibit J of the Program Agreement, notwithstanding that the Former NR/TY Cards are no longer Sears Credit Cards or Program Products subject to the Program Agreement; provided, that such Deferred Interest Financings shall only be for [***] increments.

b.
Major Purchase Plan. The Former NR/TY Cards shall continue to be eligible to participate in MPP under Exhibit J of the Program Agreement and Section 3 of Amendment No. 7, which MPP shall be subject to the terms of Exhibit J of the Program Agreement and Section 3 of Amendment No. 7, notwithstanding that the Former NR/TY Cards are no longer Sears Credit Cards or Program Products subject to the Program Agreement.

c.
Use of Marks. The parties agree that the terms and conditions with respect to the use of the Sears Licensed Marks and the Licensed Purchaser Marks set forth in the Program Agreement and the Licensing Agreement will apply to the use of such Marks for purposes of this Agreement mutatis mutandis, provided, that the parties shall include terms relating to Marks licensing and related provisions in the Amended and Restated Program Agreement.

7.
Systems and Interfaces. The systems and facilities in use prior to the Amendment No. 8 Effective Date for the NR Non-Program Cards and TY Non-Program Cards shall continue to be used for the Former NR/TY Cards subject to such modifications as the parties may agree.; Notwithstanding the foregoing, in the event of Sears’ material failure to implement any necessary systems changes within a reasonable mutually agreed timeframe [***] Purchaser shall cease to be obligated to provide the promotional offers contemplated under Section 6 of the Marketing Agreement and the “on-us” treatment contemplated by this New Merchant Agreement.

8.
Reporting. Purchaser shall provide reporting necessary for Sears to confirm and support payments made under Schedules 4 and 5. Initial reporting shall start at a date agreed upon by both parties, taking into consideration a reasonable time needed by Purchaser to effect

Annex F-3

changes to internal processes required to reflect removal of Former NR/TY Card accounts from the Program. Purchaser shall provide other reporting that may be agreed upon by the parties from time to time.

9.	Term.

a.	The initial term of this Agreement shall commence on the Effective Date, and shall continue, unless sooner terminated, until November 2, 2025.

b.
Sears shall have the right to extend the initial term of this Agreement, subject to satisfaction of all preconditions set forth in Section 13.1(b) of the Program Agreement, once for an additional term of up to two (2) years for the duration of the Additional Term.

c.
Notwithstanding anything herein to the contrary, this Agreement will terminate automatically and without further termination action being required by any Party, upon the Termination Date and/or upon any termination or expiration of the New Merchant Agreement.

10.	Representations and Warranties; Sears Covenant.

a.	Representations and Warranties of Purchaser. Purchaser hereby represents and warrants the following as of the date hereof:
i)    Organization. Purchaser is a national association duly organized, validly existing and in good standing under the laws of the United States, and is in compliance with its articles of incorporation and bylaws. Purchaser is a member in good standing of the Card Association.
ii)    Capacity; Authority; Validity. Purchaser has all necessary corporate power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement. This Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Purchaser, and this Agreement has been duly executed and delivered by Purchaser, constitutes the valid and binding obligation of Purchaser and is enforceable in accordance with its terms.
iii)    Conflicts; Defaults. Neither the execution and delivery of this Agreement by Purchaser, nor the consummation of the transactions contemplated herein by Purchaser, shall (i) conflict with, result in the breach of, constitute a default under or accelerate the performance required by, the terms of any contract, instrument or commitment to which Purchaser is a party or by which Purchaser is bound; (ii) violate the certificate of incorporation, bylaws, or any other equivalent organizational document of Purchaser; or (iii) require any consent or approval under any judgment, order, writ, decree, permit or license to which Purchaser is a party or

Annex F-4

by which it is bound, other than, in the case of (i) above, breaches, defaults or accelerations that would not prevent or reasonably be expected to prevent Purchaser from executing this Agreement or impact Purchaser’s compliance with the terms of this Agreement. Purchaser is not subject to any agreement (x) requiring fundamental changes in the operation of the Program; and (y) with any Governmental Authority that would prevent the consummation of the transactions contemplated by, or its ongoing performance of, this Agreement.
iv)    Litigation. There is no claim, litigation, proceeding, arbitration, investigation or material controversy pending before any Governmental Authority to which Purchaser is a party and by which it is bound, that would reasonably be expected to prevent Purchaser’s compliance with the terms of this Agreement.
v)    No Consents, Etc. No consent of any Person (including any stockholder or creditor of Purchaser) and no consent, license, permit, approval, authorization or exemption by notice of, report to or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery of this Agreement by Purchaser, the validity of this Agreement with respect to Purchaser, the enforceability of this Agreement against Purchaser, the consummation by Purchaser of the transactions contemplated hereby or the performance by Purchaser of its obligations hereunder.

b.	Representations and Warranties of Sears. Each of Sears and Sears Brands, respectively, hereby represent and warrant the following as of the date hereof with respect to itself:
i)    Organization. Sears is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, and is in compliance with its articles of incorporation and bylaws. Sears Brands is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and is in compliance with its articles of incorporation and bylaws.
ii)    Capacity; Authority: Validity. Each of Sears and Sears Brands has all necessary power and authority to enter into this Agreement and to perform all of the obligations to be performed by it under this Agreement. This Agreement and the consummation by Sears and Sears Brands of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of Sears and Sears Brands, and this Agreement has been duly executed and delivered by Sears and Sears Brands, constitutes the valid and binding obligation of Sears and Sears Brands and is enforceable in accordance with its terms.
iii)    Conflicts; Defaults. Neither the execution and delivery of this Agreement by Sears and Sears Brands, nor the consummation of the transactions contemplated herein by Sears and Sears Brands, shall (i) conflict with, result in the breach of, constitute a default under or accelerate the performance required by the

Annex F-5

terms of any contract, instrument or commitment to which Sears or Sears Brands is a party or by which Sears or Sears Brands is bound; (ii) violate the certificate of incorporation, bylaws, or any other equivalent organizational document of Sears or Sears Brands; or (iii) require any consent or approval under any judgment, order, writ, decree, permit or license to which Sears or Sears Brands is a party or by which Sears and Sears Brands is bound, other than, in the case of (i) above, breaches, defaults or accelerations that would not prevent or reasonably be expected to prevent Sears or Sears Brands from executing this Agreement or impact Sears’ or Sears Brands’ compliance with the terms of this Agreement. Neither Sears nor Sears Brands is subject to any agreement (x) requiring fundamental changes in the operation of the Program; and (y) with any Governmental Authority that would prevent the consummation of the transactions contemplated by, or its ongoing performance of, this Agreement.
iv)    Litigation. There is no claim, litigation, proceeding, arbitration, investigation or material controversy pending before any Governmental Authority to which Sears or Sears Brands is a party and by which it is bound, that would reasonably be expected to prevent Sears and Sears Brands’ compliance with the terms of this Agreement.
v)    No Consents, Etc. No consent of any person (including any stockholder or creditor of Sears or Sears Brands) and no consent, license, permit, approval, authorization or exemption by notice of, report to or registration, filing or declaration with, any Governmental Authority is required in connection with the execution or delivery of this Agreement by Sears and Sears Brands, the validity of this Agreement with respect to Sears and Sears Brands, the enforceability of this Agreement against Sears and Sears Brands, the consummation by Sears and Sears Brands of the transactions contemplated hereby, or the performance by Sears and Sears Brands of its obligations hereunder.
vi)    Intellectual Property Rights. Sears and its Subsidiaries own the Sears Licensed Marks and have the authority to grant the license to Purchaser pursuant to the Licensing Agreement to use the Sears Licensed Marks. The use by Purchaser of the Sears Licensed Marks in the Licensed Territory during the term of the Licensing Agreement, as set forth therein, will not dilute those Marks and will not infringe on the Intellectual Property rights of any third party or any right of privacy.

11.	Indemnification.

a.
By Sears. Sears shall, without duplication of its obligations under the Program Agreement, be liable to and shall indemnify, defend and hold harmless, Purchaser and its Affiliates and their respective directors, officers, employees and permitted assigns from and against any Losses arising out of, connected with or resulting from the following, to the extent not caused by any act or omission of Purchaser or its Affiliates:

Annex F-6

i)    any Merchandise of a Sears Covered Party (including any product liability or warranty claim with respect thereto), whether or not financed with an account related to a Former NR/TY Card;
ii)    the sale of any Merchandise of a Sears Covered Party, including any and all advertising, promotions, marketing programs or documents for such Merchandise;
iii)    any misrepresentation or unauthorized representation to third parties by employees of Sears or its Affiliates or Sears Covered Party in connection with this Agreement or the transactions contemplated hereunder;
iv)    any act, or omission where there was a duty to act, by Sears, its Affiliates or Sears Covered Party or their respective employees, officers, directors, shareholders or agents hired by either Sears or any of its Affiliates, relating to an account relating to a Former NR/TY Card or any accounts receivable relating thereto;
v)    any material breach by Sears or its Affiliates of a covenant, representation or warranty herein, in the New Merchant Agreement or the Licensing Agreement;
vi)    [***]; or
vii)    any third party claim, action, suit or proceeding (“Claim”) arising out of or relating to any infringement, inducement of infringement, dilution, misappropriation or other violation of any third party Intellectual Property arising from [***].

b.
By Purchaser. Purchaser, without duplication of its obligations under the Program Agreement, shall be liable to and shall indemnify, defend and hold harmless Sears, and its Subsidiaries and Affiliates and their respective directors, officers and employees and permitted assigns from and against any Losses arising out of, connected with or resulting from following, to the extent not caused by any act or omission of Sears or its Affiliates:

i)    any products and services offered by Purchaser and its Subsidiaries and Affiliates;
ii)    any act or omission where there was a duty to act, by Purchaser or its Affiliates or any of their respective employees, officers, directors, shareholders or agents hired by Purchaser or its Affiliates relating to a Former NR/TY Card account or a related account receivable;

Annex F-7

iii)    any misrepresentation or unauthorized representation to third parties by employees of Purchaser or its Affiliates in connection with a Former NR/TY Card account;
iv)    any material breach by Purchaser or its Affiliates of a covenant, representation or warranty herein, or in the New Merchant Agreement or in the Licensing Agreement;
v)    [***]; or
vi)    any third party Claim arising out of or relating to any infringement, inducement of infringement, dilution, misappropriation or other violation of any third party Intellectual Property arising from [***].

c.
Procedures for Indemnification. (i) (A) In the event any claim is made, any suit or action is commenced, or any knowledge is received of a state of facts that, if not corrected, would give rise to a right of indemnification of a Party hereunder (“Indemnified Party”) by the other Party (“Indemnifying Party”), the Indemnified Party will give written notice to the Indemnifying Party as promptly as practicable, but, in the case of lawsuit, in no event later than the time necessary to enable the Indemnifying Party to file a timely answer to the complaint; provided, that failure to give timely notice shall not relieve the Indemnifying Party of its obligations hereunder except to the extent it is actually prejudiced thereby. Such written notice shall describe such claim in reasonable detail including the sections of this Agreement which form the basis for such claim. The Indemnified Party shall make available to the Indemnifying Party and its counsel and accountants at reasonable times and for reasonable periods, during normal business hours, all books and records of the Indemnified Party relating to any such possible claim for indemnification, and each Party will render to the other such assistance as it may reasonably require of the other (at the expense of the Party requesting assistance) in order to insure prompt and adequate defense of any suit, claim or proceeding based upon a state of facts that may give rise to a right of indemnification hereunder.

(B)    [***].
i)    Subject to the terms hereof, the Indemnifying Party shall have the right to defend, or to direct the defense of, any such suit, claim or proceeding. The Indemnifying Party shall notify the Indemnified Party via facsimile transmission, with a copy by mail, within thirty days (or sooner, if the nature of the claim so requires) of having been notified pursuant to Section 11(c)(i), whether the Indemnifying Party elects to employ counsel and assume the defense of any such claim, suit or action. If the Indemnifying Party does not timely notify the Indemnified Party of its election to assume the defense (after a second notice has been given any time within or after the time period described above), the Indemnifying Party shall be bound by any determination in such suit, claim or

Annex F-8

proceeding or any compromise or settlement effected by the Indemnified Party; provided, that the Indemnified Party shall not compromise or settle a suit, claim or proceeding that includes an admission of liability of the Indemnifying Party or seeks any material non-monetary relief, without the written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall institute and maintain any such defense diligently and reasonably and shall keep the Indemnified Party fully advised of the status thereof. The Indemnified Party shall have the right to employ its own counsel if the Indemnifying Party so elects to assume such defense, but the fees and expenses of such counsel shall be at the Indemnified Party’s expense, unless (A) the employment of such counsel shall have been authorized in writing by the Indemnifying Party; (B) such Indemnified Party shall have reasonably concluded that the interests of such parties are conflicting such that it would be inappropriate for the same counsel to represent both parties (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party); or (C) the Indemnifying Party shall not have employed counsel to take charge of the defense of such action within a reasonable time after electing to assume the defense thereof, and in any of such events such reasonable fees and expenses shall be borne by the Indemnifying Party.
ii)    The Indemnifying Party shall have the right to compromise and settle any suit, claim or proceeding in the name of the Indemnified Party; provided, that the Indemnifying Party shall not compromise or settle a suit, claim or proceeding (A) unless it indemnifies the Indemnified Party for all Losses arising out of or relating thereto and (B) that includes an admission of liability of the Indemnified Party or seeks any material non-monetary relief, without the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. Any final judgment or decree entered in any claim, suit or action for which the Indemnifying Party did not assume the defense in accordance herewith shall be deemed to have been consented to by, and shall (subject to the other provisions hereof) be binding upon, the Indemnifying Party as fully as if the Indemnifying Party had assumed the defense thereof and a final judgment or decree had been entered in such claim, suit or action, or with regard to such claim, suit or action by a court of competent jurisdiction for the amount of such settlement, compromise, judgment or decree. The Indemnifying Party shall be subrogated to any claims or rights of the Indemnified Party as against any other persons with respect to any amount paid by the Indemnifying Party under this Section 11.
iii)    Amounts owing under this Section 11 shall be paid promptly upon written demand for indemnification containing in reasonable detail the facts giving rise to such liability; provided, that, if the Indemnifying Party notifies the Indemnified Party within 30 days of receipt of such demand that it disputes its obligations to indemnify and the Parties are not otherwise able to reach agreement after completing the escalation provisions set forth in Section 14.23 of the Program Agreement, the controversy shall be settled by binding arbitration pursuant to the provisions of Section 14.24 of the Program Agreement.

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iv)    The terms of this Section 11 shall survive the termination of this Agreement.

12.	Sales Practices.

a.
Except for such other prior course of dealing as the parties may have mutually determined to establish (which the parties will cooperate to appropriately document following the Amendment No. 8 Effective Date):

i.	Purchaser shall promptly refer to Sears any Cardholder complaint regarding the quality of Merchandise or otherwise related to Sears;

ii.	Sears shall promptly refer to Purchaser any Cardholder complaint regarding a Former NR/TY Card account or otherwise related to Purchaser;

iii.
Each party shall track complaints received by it from or on behalf of Cardholders or from any Governmental Authority in a manner that enables it to determine if it receives an inordinate amount of complaints regarding a particular matter so that such party (A) can determine if there is an issue related to this Agreement and (B) use commercially reasonable efforts to promptly correct problems; and

iv.	Sears will submit sufficient, timely, and usable information regarding its complaint tracking to enable Purchaser to analyze complaint activity and trends for risk management purposes.

b.
Sears represents and warrants to Purchaser that as of the Amendment No. 8 Effective Date, neither Sears nor its Affiliates, nor any merchant whose goods/services are sold on Sears Marketplace (a “Marketplace Vendor”) sells [***].

c.
Notwithstanding anything to the contrary herein, Purchaser, after consultation with Sears, may take any actions and make any changes to this Agreement required to comply with Purchaser’s implementation of its policies and procedures relating to anti-money laundering, sanctions, customer identification and anti-bribery and corruption and Sears agrees to provide reasonable cooperation in connection therewith.

d.
Sears acknowledges that Purchaser and its Affiliates are subject to regulatory oversight by Governmental Authorities and that such Governmental Authorities have the authority to examine, audit and inspect the activities of Sears and its Affiliates conducted pursuant to this Agreement. Sears shall and shall cause its Affiliates to, promptly cooperate with all Governmental Authorities having jurisdiction over Purchaser or its Affiliates in connection with any examination, audit or inquiry relating to this Agreement, and shall promptly cooperate with Purchaser in connection with any examination or audit of, or inquiry to, Purchaser

Annex F-10

or its Affiliates by such Governmental Authority. Such cooperation shall include permitting representatives of Purchaser and Governmental Authorities to visit any Sears offices and offices of any of its Affiliates that Sears engages in any capacity in connection with this Agreement. In connection with any such examination, audit or inquiry, Purchaser shall (1) provide as much advance notice to Sears of the examination, audit or inquiry as is reasonably practicable under the circumstances, (2) use commercially reasonable efforts to minimize disruptions to the operations and business of Sears and its Affiliates, and (3) reimburse Sears and its Affiliates for any reasonable and documented out-of-pocket expenses incurred in connection with cooperating with the examination, audit or inquiry. Sears shall, and shall cause its Affiliates to, promptly comply with any guidance, recommendations or requirements of a Governmental Authority arising from any examination, audit or inquiry. Further, if Purchaser reasonably determines that changes to policies or procedures utilized by Sears or its Affiliates in connection with this Agreement are needed based on the results of any such examination, audit or inquiry, Sears shall, and shall cause its Affiliates to, promptly implement any changes requested by Purchaser.

e.
Sears shall ensure that all agreements with its Affiliates require such Affiliates to cooperate with Purchaser and Governmental Authorities with respect to all matters set forth in Section 12(d); provided, that with respect to any such agreements with non-controlled Affiliates and third-party service providers entered into prior to the Amendment No. 8 Effective Date, Sears shall use commercially reasonable efforts to cause such Affiliates and third-party service providers to cooperate in a manner consistent with the intent and purpose of this Section 12.

13.	Data Security.

a.	[***].

b.
Schedule 13 sets forth additional security requirements applicable to Sears to the extent Sears, or any of its Affiliates or third-party service providers, stores, or has in its possession or control, any Cardholder Information or Transaction Data.

c.	Information Security

i.
Safeguarding Protected Data. Sears and Purchaser shall protect, safeguard and securely maintain the confidentiality and integrity of Protected Data it stores or that is in its possession or control, and that is stored by or in the possession or control of its Affiliates.

ii.	Information Security Program. Sears and Purchaser shall establish, implement and maintain an information security program (“Information Security Program”) that includes, at a minimum, the following:

Annex F-11

1.
standards relating to privacy and security of Protected Data that (1) are no less stringent than the Payment Card Industry Data Security Standards adopted by the Payment Card Industry Security Standards Council, as amended from time to time, and (2) comply in all respects with Applicable Laws that apply to the privacy and protection of such data (collectively, the “Security Standards”);

2.
appropriate administrative, technical and physical safeguards to (1) ensure the security, confidentiality and integrity of Protected Data; (2) protect against any anticipated threats or hazards to the security or integrity of Protected Data; (3) protect against unauthorized access to or use of Protected Data which could result in substantial harm or inconvenience to a Cardholder or the other party; and (4) ensure the proper disposal of Protected Data;

3.
requirements to (1) conduct a risk assessment to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Protected Data and evaluate and improve, where necessary, the effectiveness of its safeguards; (2) implement appropriate access controls to limit access to Protected Data; (3) educate and train personnel regarding information security practices and procedures, including the Security Standards and the requirements of the party’s Information Security Program; (4) appropriately restrict the storage of Protected Data on laptops, portable devices or other portable media and where Protected Data must be stored on devices, encrypt all Protected Data stored on laptops and, where technically feasible, on other portable devices and portable media; and (5) use industry standard passwords, firewalls and anti-malware measures to protect Protected Data stored on computer systems;

4.
an information security incident reporting process to (1) ensure that the party has the immediate ability to address, contain and mitigate any possible risk stemming from an actual, alleged or potential unauthorized access, disclosure, compromise or theft of Protected Data, improper handling or disposal of Protected Data, theft of information or technology assets, and/or the inadvertent or intentional disclosure of Protected Data, and (2) ensure a consistent process for identifying, reporting, investigating and closing information security incidents; and

5.	a requirement to encrypt all Protected Data that shall travel across public networks or that is transmitted wirelessly.

Annex F-12

iii.	Each party shall continually review and update its Information Security Program in a commercially reasonable manner to address newly identified or emerging security risks.

d.
Review of Security Standards and Information Security Program. To enable a party to assess another party’s compliance with the requirements in Section 13(c) above, a party may request from another party such information relating to its Security Standards and Information Security Program as the requesting party deems reasonably necessary. Such other party shall provide the requested information, or provide alternative information as may be reasonably suitable for assessing such other party’s Security Standards and Information Security Program (such as policies and procedures, internal or external audit reports or self-assessments), within thirty (30) days after receipt of the request. Such other party shall also cooperate with the requesting party in addressing any reasonable concerns relating to possible deficiencies in such other party’s Security Standards and Information Security Program. Each party shall cause its Affiliates to whom it has disclosed Protected Data to comply with the requirements of this Section 13(d).

e.	In the event of any conflict between the terms of this Section13 or Section 14 and Article IX of the Program Agreement, the terms of this Section13 or Section 14, as applicable, shall control.

14.
Data Security Breaches. Each party shall promptly notify the other parties (except in instances where notice is prohibited by applicable Law or a Governmental Authority requests that notice be withheld or delayed) in the event it becomes aware of any unauthorized use, modification, destruction or disclosure of, or access to, Sears Customer Information, Cardholder Information or Transaction Data, as applicable (any of the foregoing, a “Data Security Breach”), and take such actions as are commercially reasonable or necessary to assess the nature and scope of such Data Security Breach to prevent further Data Security Breaches. The party that experienced the Data Security Breach shall have the sole right to determine whether to provide notice to Governmental Authorities and any affected Cardholders, as well as the timing and form of such notice, and the other party shall provide such cooperation as may reasonably be requested in connection with such notice to Governmental Authorities and Cardholders; provided, that if the Data Security Breach is experienced by Sears and Sears determines not to provide notice to Governmental Authorities or affected Cardholders, Purchaser may nonetheless notify Cardholders of such Data Security Breach and shall consult with Sears with respect to such notice. The party that experienced the Data Security Breach shall pay the applicable costs and expenses relating to each such Data Security Breach set forth on Schedule 8.9(j) of the Program Agreement.

15.	Miscellaneous.

a.	Incorporated Terms.

Annex F-13

i)    Confidentiality. Article IX of the Program Agreement is incorporated herein, mutatis mutandis.
ii)    Entire Agreement. Section 14.2 of the Program Agreement is incorporated herein, mutatis mutandis.
iii)    Relationship of the Parties. Section 14.3 of the Program Agreement is incorporated herein, mutatis mutandis.
iv)    Force Majeure. Section 14.4 of the Program Agreement is incorporated herein, mutatis mutandis.
v)    Books and Records. Section 14.5 of the Program Agreement is incorporated herein, mutatis mutandis.
vi)    Public Announcements. Section 14.6 of the Program Agreement is incorporated herein, mutatis mutandis.
vii)    Audits. Section 14.7 of the Program Agreement is incorporated herein, mutatis mutandis.
viii)    Delegation of Services. Section 14.8(b) of the Program Agreement is incorporated herein, mutatis mutandis.
ix)    Change in Law; Severability. Section 14.9 of the Program Agreement is incorporated herein, mutatis mutandis.
x)    Survival. Section 14.10 of the Program Agreement is incorporated herein, mutatis mutandis.
xi)    Expenses. Section 14.11 of the Program Agreement is incorporated herein, mutatis mutandis.
xii)    Amendment and Waiver. Section 14.12 of the Program Agreement is incorporated herein, mutatis mutandis.
xiii)    Remedies; Specific Performance. Section 14.13 of the Program Agreement is incorporated herein, mutatis mutandis.
xiv)    Table of Contents; Headings. Section 14.14 of the Program Agreement is incorporated herein, mutatis mutandis.
xv)    Limitation on Rights of Others. Section 14.15 of the Program Agreement is incorporated herein, mutatis mutandis.
xvi)    Counterparts; Effectiveness. Section 14.16 of the Program Agreement is incorporated herein, mutatis mutandis.

Annex F-14

xvii)    Payments. Section 14.17 of the Program Agreement is incorporated herein, mutatis mutandis.
xviii)    Drafting. Each party acknowledges that its legal counsel participated in the drafting of this Agreement. The parties hereby agree that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor one party over any other.
xix)    Governing Law. This Agreement shall in all respects be governed by and construed in accordance with the internal Laws of the State of Delaware, without regard to the conflict of laws principles of such state.
xx)    Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.
xxi)    Jurisdiction; Consent to Service of Process. Section 14.21 of the Program Agreement is incorporated herein, mutatis mutandis.
xxii)    Notices. Section 14.22 of the Program Agreement is incorporated herein, mutatis mutandis.
xxiii)        Escalation; Arbitration. Sections 14.23 and 14.24 of the Program Agreement are incorporated herein, mutatis mutandis.
xxiv)    Taxes. Section 14.25 of the Program Agreement is incorporated herein, mutatis mutandis.
xxv)    Effectiveness. The due execution and delivery of the Program Agreement and the New Merchant Agreement shall be a condition precedent to the effectiveness of this Agreement.

b.
Assignment. A Party hereto shall not Transfer this Agreement or any of its rights hereunder without the prior written consent of the other Party hereto (which consent may be withheld in such other Party’s sole discretion), and any such purported Transfer without such consent shall be void; provided, that Purchaser may Transfer this Agreement, and all of the rights and obligations contained herein (including licenses granted herein, notwithstanding any contrary limitation on sub-license rights), in whole or in part, to a wholly-owned Subsidiary of Citigroup upon notice to Sears but without Sears’ consent, and Sears may Transfer this Agreement and all of the rights and obligations contained herein, in whole or in part, to a wholly-owned Subsidiary, provided, that in each such case that such Subsidiary is reasonably capable of performing the obligations of Purchaser or

Annex F-15

Sears, as applicable, hereunder; provided, further, that the Transferring Party shall remain obligated and liable to the other Party without diminution of such obligation or liability (or the other Party’s rights or benefits) by virtue of such Transfer and references to Purchaser or Sears, as applicable, hereunder shall include such Transferee.

c.
Conflicts. To the extent that any provision of this Agreement conflicts with any provision of the Integrated Agreements (including, for clarity, the schedules and exhibits attached thereto), the provisions of this Agreement shall govern.

d.
Recoupment and Set-off. All amounts owing now or hereafter from one party to another under the New Merchant Agreement (which is expressly agreed by the Parties to constitute a single transaction) may be recouped, set-off or otherwise deducted from amounts due from such other party under the New Merchant Agreement, without prior notice to or consent of such other party. Sears acknowledges that any credit, return, chargeback or other circumstance where Purchaser credits any amount to an Account for any Merchandise returned after the date of filing of any petition under Title 11 of the United States Code relates back to the date of purchase of such Merchandise for the purposes of recoupment, set-off or other deduction and constitutes a single integrated transaction. [***]

e.
Integration. Purchaser and Sears agree that each of the New Marketing Agreement, this Agreement, and all amendments and letter agreements executed in connection with any of the foregoing are integrated and non-severable parts of one and the same transaction among the Parties, each representing an essential, necessary and interdependent component of such transaction; and each party to either agreement agrees that all of the foregoing agreements comprising such transaction constitute one single agreement and are integrated and non-severable for all purposes at law and in equity, including for purposes of section 365 of title 11 of the United States Code and Delaware law, and that any breach of any one of such agreements shall be deemed a breach under all such agreements.

[SIGNATURE PAGE FOLLOWS]

Annex F-16

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be duly executed on its behalf as of the day and year first above written.
SEARS, ROEBUCK AND CO.
By:
Name:
Title
SEARS BRANDS BUSINESS UNIT CORPORATION, as successor in interest to SEARS INTELLECTUAL PROPERTY MANAGEMENT COMPANY
By:
Name:
Title
CITIBANK, NA., as successor in interest to CITIBANK (SOUTH DAKOTA), NA., as successor in interest to CITIBANK (USA) N.A.
By:
Name:
Title

Annex F-17

EXHIBIT A
MARKS PROHIBITED TO APPEAR ON FORMER NR/TY CARDS

[***]

Annex F-18

Schedule 4
Purchaser Payments Through December 31, 2020

1.
From and after the Amendment No. 8 Effective Date through and including December 31, 2020, with respect to Former NR/TY Cards, without duplication of any payment made pursuant to the Program Agreement:

a.    [***]

Annex F-19

Schedule 5
Purchaser Payments After December 31, 2020
[***]

Annex F-20

Schedule 13
Additional Security Requirements
1.    [***]

Annex F-21

ANNEX G

Form of New Merchant Agreement
NEW MERCHANT AGREEMENT
BY AND BETWEEN
SEARS, ROEBUCK AND CO.
AND
CITIBANK, N.A.
THIS NEW MERCHANT AGREEMENT (the “New Merchant Agreement”), effective as of May 18, 2018 (the “Effective Date”),by and between SEARS ROEBUCK AND CO., a New York corporation (“Sears”), and Citibank, N.A., a national banking association (as successor in interest to Citibank (South Dakota), N.A., which was successor in interest to Citibank (USA), N.A.) (“Purchaser”).
RECITALS
WHEREAS, Sears is, among other things, engaged in the business of selling merchandise and services through retail stores, catalogs and other means;
WHEREAS, Sears and certain of Sears’ Affiliates (collectively, “Sellers”) and Citicorp, a Delaware corporation and an affiliate of Purchaser (“Citicorp”), have entered into the Purchase, Sale and Servicing Transfer Agreement, dated as of July 15, 2003, as it may be amended from time to time (the “Purchase Agreement”), pursuant to which Citicorp has agreed to acquire from Sellers, and Sellers have agreed to sell to Citicorp, or certain of its Affiliates, those assets and liabilities associated with Sears’ existing credit card and financial products businesses, on the terms and subject to the conditions of the Purchase Agreement;
WHEREAS, Sears, Sears Brands Business Unit Corporation (as successor in interest to Sears Intellectual Property Management Company, “Sears Brands”) and Purchaser have heretofore executed and entered into a Program Agreement, originally dated as of July 15, 2003, amended and restated as of November 3, 2003, and as further amended by the parties from time to time including pursuant to Amendment No. 8 (defined below) (collectively, the “Program Agreement”);
WHEREAS, pursuant to Section C(6) of Amendment No. 8 to the Program Agreement being entered into by the Parties concurrently with this Agreement (“Amendment No. 8”), the Parties have agreed to enter into this Agreement to set forth certain terms relating to Former NR/TY Cards which will cease to be Program Products subject to the Program Agreement;
WHEREAS, Sears desires to enter into a relationship with Purchaser for, among other things, the acceptance of the Former NR/TY Cards in Stores (as such terms are defined in the Program Agreement).

Annex G-1

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Sears hereby agree as follows:
ARTICLE I - DEFINITIONS
Capitalized terms used in this New Merchant Agreement, if not hereinafter defined, have the respective meanings given to them in the Program Agreement except that, to the extent any such capitalized term is defined in the Program Agreement with reference to any category of Credit Cards, including NR Non-Program Card or TY Non-Program Cards, then for the purposes of this New Merchant Agreement, such term shall be understood to refer only to Former NR/TY Cards.
1.1    “Authorization” means a valid authorization code provided by Purchaser to Sears with respect to a Card Sale when Sears is presented with a Card Account number.
1.2    “Authorization Center” means the system accessed by Sears for the purpose of obtaining authorization codes and instructions on handling Card Sales.
1.3    “Card Network Regulations” means the by-laws, procedures, rules and regulations of the Card Network, as they may be amended from time to time by the Card Network.
1.4    “Card Sale” is a sale of Merchandise by Sears to a Cardholder through the use of a Former NR/TY Card.
1.5    “Card Sale Date” means the transaction date for any Card Sale.
1.7    “Chargeback” is the reversal of a charge against a Card Sale previously presented by Sears to Purchaser for payment, in accordance with Section 3.3 of this New Merchant Agreement and Section 3 of the Rules.
1.8    “Cost of Funds Adjustment” will have the meaning set forth in Section 3.2.
1.9    “Designated Participant” will have the meaning set forth in Section 12.24.
1.10    “Electronic Card Capture Device” means a device intended to electronically transmit Sales Data to Purchaser, which can be either a physical or virtual “point of sale” device.
1.11    “In-Store Payment” means a payment on or related to an account associated with a Former NR/TY Card made by a cardholder thereof (or any Person acting on behalf of such cardholder) at a Store.
1.12    “Merchant Operating Rules and Regulations” or the “Rules” means, with respect to the Former NR/TY Cards, the rules outlined in Schedule A attached hereto and

Annex G-2

incorporated herein by reference, as may be amended from time to time in accordance with Section 12.25.
1.13    “New Merchant Agreement” has the meaning set forth in the preamble hereto.
1.14    “Processor” means any organization, including Purchaser, that captures Sales Transactions on behalf of Sears.
1.15    “Program Agreement” has the meaning set forth in the recitals hereto.
1.16    “Purchase Agreement” has the meaning set forth in the recitals hereto.
1.17    “Refund” means any non-cash refund, return, or price adjustment of a Card Sale made through the use of a Former NR/TY Card.
1.18    “Refund Record” means all documents or data used to evidence any Refund.
1.19    “Sales Data” means data representing Sales Transactions related to a Card Sale, Refund or credit.
1.20    “Sales Record” means all documents or data presented to Purchaser as evidence of a Card Sale or credit.
1.21    “Sales Transaction” means any single Card Sale, Refund or representment to an Account by Sears and processed through Purchaser or a processor, including an Authorization and ticket capture as a single transaction.
1.22    “Sears” has the meaning set forth in the preamble hereto.
1.23    “Settlement Account” means the account maintained at a depository institution and designated by Sears to which funds due to Sears for Card Sales are credited, such depository institution to be a member of the Automated Clearing House Association.
1.24    “Settlement Amounts” means the daily amounts payable by Purchaser to Sears resulting from clearing Card Sales, including sales volume, representments, any taxes collected and other credits, after recouping Chargebacks, Refunds, fees and other debits.
1.25    Construction. References in this New Merchant Agreement to any gender include references to all genders, and references in this New Merchant Agreement to the singular include references to the plural and vice versa. Unless the context otherwise requires, the term “party” when used in this New Merchant Agreement means a party to this New Merchant Agreement. References in this New Merchant Agreement to a party or other Person include their permitted Successors and assigns. The words “include,” “includes” and “including” when used in this New Merchant Agreement shall be deemed to be followed by the phrase “without limitation.” Unless the context otherwise requires, references in this New Merchant Agreement to Articles, Sections and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this New Merchant Agreement. Unless the context

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otherwise requires, the words “hereof,” “hereby” and “herein” and words of similar meaning when used in this New Merchant Agreement refer to this New Merchant Agreement in its entirety and not to any particular Article, Section or provision of this New Merchant Agreement.
ARTICLE II - CERTAIN COVENANTS
2.1    Card Network Regulations. The parties agree that, to the extent the Card Network Regulations apply to agreements of the same type as this New Merchant Agreement, and the Card Network Regulations require either party to render performance to a Cardholder at a higher level than required herein or in the Rules, the Card Network Regulations shall control.
2.2    Current Sears Practices. Sears represents and warrants that all provisions herein or in the Rules that relate to Sears’ processing standards are consistent in all material respects with Sears’ processing standards as of the twelve-month period prior to the Effective Date. If any such provision does not accurately represent any such processing standard, the parties agree to renegotiate such inconsistent standard.
2.3    In-Store Payments. The parties shall continue to support In-Store Payments. Sears acknowledges and agrees that all In-Store payments (including In-Store Payments received after the termination of this New Merchant Agreement) are at all times the property of Purchaser, and Sears expressly and irrevocably disclaims and prospectively waives any and all right, title, claim or interest in or to the In-Store Payments at law or in equity, and that In-Store payments do not constitute property of Sears for any purpose, including without limitation under section 541 of title 11 of the United States Code. Sears further acknowledges and agrees that Purchaser has the sole and exclusive right to receive and retain all In-Store Payments and to pursue collection of all amounts outstanding on any Former NR/TY Card Account. If Sears or its Affiliates shall receive any In-Store Payments, Sears shall, directly or through its Affiliates, be deemed to hold such In-Store Payments in trust for Purchaser until such payments are either delivered to Purchaser or applied to reduce amounts payable by Purchaser to Sears pursuant to this New Merchant Agreement. Sears shall give or cause to be given to each Person making an In-Store Payment a receipt for such payment. In-Store Payments shall be credited to the Former NR/TY Card Account of the relevant Former NR/TY Card Cardholder as of the date of actual receipt by Sears or its Affiliates. In the event that In-Store Payments received by Sears and its Affiliates and creditable to Purchaser pursuant to this New Merchant Agreement on any Business Day exceed amounts payable by Purchaser to Sears on such Business Day, Sears shall be required to remit such excess to Purchaser no later than two Business Days thereafter or, if earlier, the date on which the Settlement Amounts (as defined in the Merchant Agreement) with respect to sales of Merchandise made on the same day that the In-Store Payment is received are paid to Sears under this New Merchant Agreement. In the event that In-Store Payments paid by check are returned for insufficient funds, Purchaser will promptly reimburse Sears for the amount of any returned checks (to the extent such amount was paid by Sears to Purchaser), any bank or other third party fees associated therewith, and any third party fees incurred by Sears in representing checks for

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payment; provided, that Sears shall comply with Purchaser’s reasonable instructions regarding the processing of such returned checks. The termination of this New Merchant Agreement shall not affect Sears’ obligations under this New Merchant Agreement with respect to In-Store Payments received after termination of this New Merchant Agreement. For the avoidance of doubt, Sears shall be solely responsible and liable to Purchaser for all In-Store Payments received by any Affiliate, Third Party Sears Merchant, or Third Party Non-Sears Merchant, as if such in-Store Payments had been paid directly to Sears.
ARTICLE III - PURCHASER OBLIGATIONS
3.1    Purchaser Services. Purchaser will process for Sears Sales Transactions on Former NR/TY Cards and shall provide to Sears the following additional services with respect to Former NR/TY Cards:

3.1.1	Provide real-time and batch processing capabilities for Authorizations, according to the Service Standards set forth in Schedule E of the Program Agreement;

3.1.2	Provide a 24-hour Authorization help desk, according to the Service Standards set forth in Schedule E of the Program Agreement;

3.1.3	Provide electronic transmission of Sales Data into Purchaser’s systems;

3.1.4	Send settlement, Chargeback, and other agreed-upon transaction reports to Sears, in a form and format mutually agreed upon by the parties;

3.1.5	Use commercially reasonable efforts to monitor and mitigate fraud;

3.1.6	Answer Sears’ inquiries concerning Sales Transactions;

3.1.7	Fund Sears Settlement Account, in accordance with Section 3.2 of this New Merchant Agreement;

3.1.8	Manage change requests and problem reports from Sears in a timely manner; and

3.1.9	Comply with the service standards set forth in Exhibit E to the Program Agreement.
3.2    Payment of Settlement Amounts on Card Sales. Purchaser will pay the daily Settlement Amounts with respect to Card Sales by ACH to the Settlement Account in accordance with the following time periods: [***]. The parties acknowledge and agree that, if all or a portion of the Settlement Amounts due are not paid to Sears by [***], Purchaser will reimburse Sears for its cost of funds adjustment (the “Cost of Funds Adjustment”) from the date such Settlement Amounts were due until and including the date such Settlement Amounts are paid in full. The Cost of Funds Adjustment shall be calculated using the formula set forth on Schedule B. If all or a portion of the required Sales Data is not received by Purchaser and

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its processor by [***], or such data is unreadable, Purchaser will not be required to process the Sales Data containing any missing or unreadable data, and shall immediately inform Sears of such missing or unreadable data. Sears will be responsible for retrieving or resubmitting the Sales Data in completed form. Sears will be responsible for the loss, damage or destruction of Sales Data until such Sales Data is received by Purchaser and its processor. Purchaser shall not be liable for any fees and costs arising from any delays in receipt of funds or errors in Settlement Account entries caused by Sears or third parties. Sears agrees not to close the Settlement Account without providing Purchaser at least [***] prior written notice of such closure and substitution of another account. Sears shall be solely responsible for all fees and costs associated with the Settlement Account. The amounts paid will be the full amount indicated in the Settlement Amounts, as reported, with no deduction, reduction, recoupment, or setoff for any reason, except as expressly provided for herein or under Section 7.8 of the Program Agreement. All Settlement Amounts shall be paid in United States currency, unless otherwise agreed. Sears authorizes Purchaser to initiate credit or debit entries and adjustments to the Settlement Account. If this New Merchant Agreement terminates, Sears will maintain the Settlement Account with reasonably sufficient funds until Sears and Purchaser agree that all Chargebacks and other adjustments are processed, and Sears will permit Purchaser to credit and debit the Settlement Account until all such charges are finalized. Chargebacks and other adjustments will be settled as provided in this New Merchant Agreement.
3.3    Chargeback Rights and Procedures for Card Sales.

3.3.1
Subject to the Rules and the terms and conditions set forth in this New Merchant Agreement, any payment made by Purchaser to Sears in connection with a Card Sale may be charged back to Sears until the expiration of 120 days after the Card Sale Date (including 120 days after termination of this New Merchant Agreement), except in cases of Chargebacks related to losses on credit limit or other credit-related overrides on protection agreements, extended warranty protection, maintenance agreements, or similar products under Section 3.1(iii) of the Rules, which can be charged back without limit as to time. The parties will work together in good faith to resolve Cardholder disputes presented after the 120-day Chargeback period.

3.3.2
Purchaser is not required to pay Sears for a Card Sale that is charged back. If Purchaser has already paid Sears for such Card Sale, Purchaser may, at its sole discretion, either (i) recoup the amount to be charged back from the daily Settlement Amount or debit the Settlement Account; or (ii) recoup the amount to be charged back from any other future payment to Sears. If the Settlement Account contains insufficient funds or charges, Purchaser may demand that Sears pay Purchaser the amount of the Chargeback, and Sears will make such payment within three Business Days of such demand.

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3.3.3	If Purchaser processes a Chargeback and the amount of the Card Sale or the disputed amount is subsequently paid by the Cardholder, Purchaser will reimburse Sears for such amount.
3.4    Cardholder Complaints. Purchaser will cooperate with Sears consistent with the terms of the Program Agreement, including Section 5 thereof, in addressing Cardholder complaints that arise in connection with a Card Sale.
3.5    Electronic Data Transmissions and Equipment. Unless otherwise provided herein, Purchaser will transmit, or cause to be transmitted, to Sears all data required under this New Merchant Agreement via electronic transmission in mutually agreed upon formats. The parties may, from time to time, agree as to changes to any electronic format(s) used in connection with the transactions contemplated by this New Merchant Agreement. [***]
3.6    Purchaser Card Network Compliance. Subject to Section 2.1, Purchaser will comply with the Card Network Regulations applicable to it in connection with the processing of Former NR/TY Cards, except to the extent transactions effected using Former NR/TY Cards are processed as on-us transactions.
ARTICLE IV - SEARS OBLIGATIONS
4.1    General Duties. Sears will comply with the terms of this New Merchant Agreement, the Rules, and the Card Network Regulations, as applicable, in connection with the acceptance of Former NR/TY Cards and in submitting Sales Transactions and Sales Records for processing. Without limiting the generality of the foregoing, Sears will: (a) honor each valid Former NR/TY Card presented by Cardholders if it is authorized to do so by this New Merchant Agreement, the Rules, and the Card Network Regulations; (b) treat each Sales Transaction no less favorably than Sears treats other credit card transactions; (c) not establish minimum or maximum amounts for Card Sales, Sales Transactions or Sales Records; (d) not impose any surcharge on Card Sales or Sales Transactions; and (e) include any Sales Tax on a Sales Transaction in the total charge amount. During the term of this New Merchant Agreement, Sears will, and will use commercially reasonable efforts to cause its Designated Participants to, maintain a merchant relationship with the Card Network for the purpose of accepting Credit Cards for purchases of Merchandise.
4.2    Use of Forms. Unless otherwise provided herein, Sears will use such forms of Card Sales, Sales Records and Refund Records as is determined by mutual agreement of the parties.
4.3    Electronic Transmission Requirements. Unless otherwise provided herein, Sears will transmit, or cause to be transmitted, all data required under this New Merchant Agreement via electronic transmission in mutually agreed upon formats.
4.4    Equipment. [***]

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4.5    Sears Card Network Compliance. Subject to Section 2.1, Sears will comply with the Card Network Regulations applicable to it in connection with the processing of Former NR/TY Cards, except to the extent transactions effected using Former NR/TY Cards are processed as on-us transactions.
4.6    Sears Subsidiaries. Sears and Purchaser agree that the Sears Subsidiaries named on Schedule C, attached hereto and incorporated herein by reference, will accept Former NR/TY Cards, and Sears will cause each such Subsidiary to comply with, and will be responsible for each Subsidiary’s compliance with, the terms and conditions set forth in this New Merchant Agreement as if such Subsidiary was Sears. Should any such Subsidiary, at any time, cease to be an Affiliate of Sears, Sears and Purchaser will determine whether such Subsidiary will continue to have the ability to accept Former NR/TY Cards on the terms of the merchant agreement in effect for Partner Merchants at that time, or on such other terms as the parties agree, and such Subsidiary shall be deleted from Schedule C. Further, if Sears desires that any Sears Subsidiary at any time should no longer accept Former NR/TY Cards, Sears will provide written notice to Purchaser and such Sears Subsidiary shall be deemed deleted from Schedule C as of the effective date set forth in such notice, which shall be no less than 15 days after Purchaser’s receipt of such notice, unless otherwise agreed upon by the parties. If a new Sears Subsidiary which is not named on Schedule C becomes or will become subject to the Program Agreement, Sears shall provide Purchaser with written notice thereof and such Subsidiary shall be deemed added to Schedule C as of the effective date set forth in such notice. Sears shall guarantee the obligations of the Sears Subsidiaries named on Schedule C, as amended from time to time.
4.7    Financial Reporting. [***] of the end of each calendar quarter, a report for such quarter substantially in the form attached to that certain Officer’s Certificate, dated April 3, 2018, that was delivered to Purchaser.
4.8    Notice of Store Closures. Sears shall give Purchaser written notice of its intention to conduct, at one or more retail outlets, a liquidation, “going-out-of-business,” store-closure, or similar sale. Notice by Sears of any store closing will be given contemporaneously with any public announcement of such closing.
4.9    [RESERVED]
4.10    Sales Practices.
4.10.1    Except for such other prior course of dealing as the parties may have mutually determined to establish (which the parties will cooperate to appropriately document following the Amendment No. 8 Effective Date):
(a)    Purchaser shall promptly refer to Sears any Cardholder complaint regarding the quality of Merchandise or otherwise related to Sears;

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(b)    Sears shall promptly refer to Purchaser any Cardholder complaint regarding a Former NR/TY Card account or otherwise related to Purchaser;
(c)    Each party shall track complaints received by it from or on behalf of Former NR/TY Card cardholders or from any Governmental Authority in a manner that enables it to determine if it receives an inordinate amount of complaints regarding a particular matter so that such party (i) can determine if there is an issue related to this New Merchant Agreement and (ii) use commercially reasonable efforts to promptly correct problems; and
(d)    Sears will submit sufficient, timely, and usable information regarding its complaint tracking to enable Purchaser to analyze complaint activity and trends for risk management purposes.
4.10.2     [***]
4.10.3    Sears shall train [***] its employees and the employees of its Affiliates having any involvement with the Program so as to be able to properly fulfill Sears’s and the Affiliates’ responsibilities under this New Merchant Agreement, including compliance with applicable Law, the Rules and any other written instructions provided by Purchaser under this New Merchant Agreement. Purchaser shall have the right to review all of Sears’s training materials and sessions, and Sears shall implement any reasonable recommendations made by Purchaser with respect to such materials and sessions. Sears shall conduct its training [***] to ensure that all such employees are properly trained in all relevant aspects of this New Merchant Agreement. Sears shall also conduct additional training as requested by Purchaser if Purchaser reasonably determines that employees of Sears or its Affiliates are not complying with applicable Law, the Rules, or other written instructions of Purchaser relating to this New Merchant Agreement. Sears shall track and maintain evidence of all such trainings and provide evidence of such trainings to Purchaser as reasonably requested by Purchaser.
4.10.4    Notwithstanding anything to the contrary herein, Purchaser, after consultation with Sears, may take any actions and make any changes to this New Merchant Agreement required to comply with Purchaser’s implementation of its policies and procedures relating to anti-money laundering, sanctions, customer identification and anti-bribery and corruption and Sears agrees to provide reasonable cooperation in connection therewith.
4.10.5    Sears acknowledges that Purchaser and its Affiliates are subject to regulatory oversight by Governmental Authorities and that such Governmental Authorities have the authority to examine, audit and inspect the activities of Sears and its Affiliates conducted pursuant to this New Merchant Agreement. Sears shall and shall cause its Affiliates to, promptly cooperate with all Governmental Authorities having jurisdiction over Purchaser or its Affiliates in connection with any examination, audit or inquiry relating to the Program or this New Merchant Agreement, and shall promptly

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cooperate with Purchaser in connection with any examination or audit of, or inquiry to, Purchaser or its Affiliates by such Governmental Authority. Such cooperation shall include permitting representatives of Purchaser and Governmental Authorities to visit any Sears offices and offices of any of its Affiliates that Sears engages in any capacity in connection with this New Merchant Agreement. In connection with any such examination, audit or inquiry, Purchaser shall (A) provide as much advance notice to Sears of the examination, audit or inquiry as is reasonably practicable under the circumstances, (B) use commercially reasonable efforts to minimize disruptions to the operations and business of Sears and its Affiliates, and (C) reimburse Sears and its Affiliates for any reasonable and documented out-of-pocket expenses incurred in connection with cooperating with the examination, audit or inquiry. Sears shall, and shall cause its Affiliates to, promptly comply with any guidance, recommendations or requirements of a Governmental Authority arising from any examination, audit or inquiry. Further, if Purchaser reasonably determines that changes to policies or procedures utilized by Sears or its Affiliates in connection with this New Merchant Agreement are needed based on the results of any such examination, audit or inquiry, Sears shall, and shall cause its Affiliates to, promptly implement any changes requested by Purchaser.
4.10.6    Sears shall ensure that all agreements with its Affiliates require such Affiliates to cooperate with Purchaser and Governmental Authorities with respect to all matters set forth in Sections 4.10.5; provided, that with respect to any such agreements with non-controlled Affiliates and third-party service providers entered into prior to the Amendment No. 8 Effective Date, Sears shall use commercially reasonable efforts to cause such Affiliates and third-party service providers to cooperate in a manner consistent with the intent and purpose of this Section 4.10.
4.11    Data Security
4.11.1    [***]
4.11.2    Schedule 4.11.2 sets forth additional security requirements applicable to Sears to the extent Sears, or any of its Affiliates or third-party service providers, stores, or has in its possession or control, any Cardholder Information or Transaction Data.

4.12	Information Security
4.12.1    Safeguarding Protected Data. Sears and Purchaser shall protect, safeguard and securely maintain the confidentiality and integrity of Protected Data it stores or that is in its possession or control, and that is stored by or in the possession or control of its Affiliates.
4.12.2    Information Security Program. Sears and Purchaser shall establish, implement and maintain an information security program (“Information Security Program”) that includes, at a minimum, the following:

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(a)    standards relating to privacy and security of Protected Data that (1) are no less stringent than the Payment Card Industry Data Security Standards adopted by the Payment Card Industry Security Standards Council, as amended from time to time, and (2) comply in all respects with Applicable Laws that apply to the privacy and protection of such data (collectively, the “Security Standards”);
(b)    appropriate administrative, technical and physical safeguards to (1) ensure the security, confidentiality and integrity of Protected Data; (2) protect against any anticipated threats or hazards to the security or integrity of Protected Data; (3) protect against unauthorized access to or use of Protected Data which could result in substantial harm or inconvenience to a Cardholder or the other party; and (4) ensure the proper disposal of Protected Data;
(c)    requirements to (1) conduct a risk assessment to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Protected Data and evaluate and improve, where necessary, the effectiveness of its safeguards; (2) implement appropriate access controls to limit access to Protected Data; (3) educate and train personnel regarding information security practices and procedures, including the Security Standards and the requirements of the party’s Information Security Program; (4) appropriately restrict the storage of Protected Data on laptops, portable devices or other portable media and where Protected Data must be stored on devices, encrypt all Protected Data stored on laptops and, where technically feasible, on other portable devices and portable media; and (5) use industry standard passwords, firewalls and anti-malware measures to protect Protected Data stored on computer systems;
(d)    an information security incident reporting process to (1) ensure that the party has the immediate ability to address, contain and mitigate any possible risk stemming from an actual, alleged or potential unauthorized access, disclosure, compromise or theft of Protected Data, improper handling or disposal of Protected Data, theft of information or technology assets, and/or the inadvertent or intentional disclosure of Protected Data, and (2) ensure a consistent process for identifying, reporting, investigating and closing information security incidents; and
(e)    a requirement to encrypt all Protected Data that shall travel across public networks or that is transmitted wirelessly.
4.12.3    Review of Security Standards and Information Security Program. Each party shall continually review and update its Information Security Program in a commercially reasonable manner to address newly identified or emerging security risks.

4.13	Review of Security Standards and Information Security Program. To enable a party to assess the other party’s compliance with the requirements in

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Section 4.12 above, a party may request from the other party such information relating to its Security Standards and Information Security Program as the requesting party deems reasonably necessary. Such other party shall provide the requested information, or provide alternative information as may be reasonably suitable for assessing such other party’s Security Standards and Information Security Program (such as policies and procedures, internal or external audit reports or self-assessments), within thirty (30) days after receipt of the request. Such other party shall also cooperate with the requesting party in addressing any reasonable concerns relating to possible deficiencies in such other party’s Security Standards and Information Security Program. Each party shall cause its Affiliates to whom it has disclosed Protected Data to comply with the requirements of this Section 4.13. In the event of any conflict between the terms of Section 4.11 through Section 4.14 and Article V, the terms of Section 4.11 through Section 4.14, as applicable, shall control.

4.14
    Data Security Breaches. Each party shall promptly notify the other (except in instances where notice is prohibited by applicable Law or a Governmental Authority requests that notice be withheld or delayed) in the event it becomes aware of any unauthorized use, modification, destruction or disclosure of, or access to, Sears Customer Information, Cardholder Information or Transaction Data, as applicable (any of the foregoing, a “Data Security Breach”), and take such actions as are commercially reasonable or necessary to assess the nature and scope of such Data Security Breach to prevent further Data Security Breaches. The party that experienced the Data Security Breach shall have the sole right to determine whether to provide notice to Governmental Authorities and any affected Cardholders, as well as the timing and form of such notice, and the other party shall provide such cooperation as may reasonably be requested in connection with such notice to Governmental Authorities and Cardholders; provided, that if the Data Security Breach is experienced by Sears and Sears determines not to provide notice to Governmental Authorities or affected Cardholders, Purchaser may nonetheless notify Cardholders of such Data Security Breach and shall consult with Sears with respect to such notice. The party that experienced the Data Security Breach shall pay the applicable costs and expenses relating to each such Data Security Breach set forth on Schedule 8.9(j) of the Program Agreement.

ARTICLE V - CONFIDENTIAL INFORMATION
The parties agree that the terms and conditions with respect to Confidential Information as set forth in the Program Agreement will apply to information disclosed to or observed or otherwise obtained by one party with regard to the other party in the course of the negotiation of this New Merchant Agreement and each party’s performance of its obligations hereunder.

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ARTICLE VI - SEARS REPRESENTATIONS AND WARRANTIES
6.1    Generally. Sears hereby warrants and represents, as of the date of presentment to Purchaser of each Sales Record for a Card Sale:

6.1.1
All Sales Records and Refund Records that Sears presents to Purchaser are genuine and arise out of bona fide Card Sales of Merchandise by Sears in the ordinary course of business and that all such records are originated by Sears in compliance with this New Merchant Agreement and the Rules;

6.1.2	Sears has title to all Sales Records presented to Purchaser, there are no liens or other encumbrances on such Sales Records and Sears has the authority to present such Sales Records to Purchaser;

6.1.3	No Sales Record is subject to any dispute, set-off or counterclaim due to any act or omission of Sears, except for those created as a result of the acts or omissions of Purchaser;

6.1.4	The Card Sale did not arise out of any fraud or malfeasance of any employee or agent of Sears;

6.1.5	The Sales Records are free from any alteration not authorized by the Cardholder;

6.1.6
With respect to any transaction in which a Former NR/TY Card is not physically presented to Sears, the Former NR/TY Card and Account information contained in the Sales Data is accurate and correct or as described in Exhibit A (attached);

6.1.7	The Sales Transaction is in compliance with all applicable Laws; and
6.2    [***]
ARTICLE VII - USE OF TRADEMARKS
The parties agree that the terms and conditions with respect to the use of the Sears Licensed Marks and the Licensed Purchaser Marks set forth in the Program Agreement and the Licensing Agreement will apply to the use of such Marks for purposes of this New Merchant Agreement mutatis mutandis, provided, that the parties shall include terms relating to Marks licensing and related provisions in the Amended and Restated Program Agreement.
ARTICLE VIII - RECORDS
8.1    Generally. Sears will retain electronic records of all Sales Records and Refund Records (and any other transaction records) for at least seven years after the date when Sears presents the records to Purchaser. If Sears cannot retain electronic records of all or a portion

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of any such records, then Sears will retain either the original, or a legible microfilm copy of both sides, of all Sales Records and Refund Records (and any other transaction records) for at least seven years after the date when Sears presents the records to Purchaser.
8.2    Requests for Copies. Sears will provide Purchaser with copies of the electronic records of all Sales Records or Refund Records (and any other transaction records), or, if there is no electronic record, a copy of either the original paper or of the microfilmed version of such Sales Records or Refund Records (and any other transaction records) (in size comparable to the original paper record), and any other documentary evidence available to Sears and reasonably requested by Purchaser to meet its obligations under applicable Laws (including its obligations under Regulation Z of the Board of Governors of the Federal Reserve System) or to respond to questions concerning Accounts.
8.3    Systems Access. Sears will provide Purchaser’s employees or contractors, who have a need to know, with “view only’ access to Sears’ systems with respect to Sales Records and Refund Records, and Purchaser will provide Sears’ contract sales employees with “view only” access to chargeback entry system to assist in resolving customer disputes. The parties agree that each party will be reimbursed by the other party for services provided under this Section 8.3 based on its actual costs of providing such services, taking into account, if applicable, a reasonable allocation of overhead.
ARTICLE IX - COMPLIANCE WITH LAW
9.1    Sears’ Compliance. Sears will comply with all Laws applicable to Sears and Sears’ business as they relate to Sales Transactions.
9.2    Purchaser’s Compliance. Purchaser will comply with all Laws applicable to Purchaser and Purchaser’s business as they relate to Sales Transactions.
ARTICLE X - DEFENSE AND INDEMNIFICATION
10.1    By Sears. Sears shall be liable to, and shall defend, indemnify and hold harmless, Purchaser and its Subsidiaries and Affiliates and their respective directors, officers, employees and permitted assigns from and against any Losses arising out of [***].
10.2    By Purchaser. Purchaser shall be liable to, and shall defend, indemnify and hold harmless, Sears, and its Subsidiaries and Affiliates and their respective directors, officers, employees and permitted assigns from and against any Losses arising out of [***].
10.3    Procedures for Indemnification. The parties agree to follow the procedures for indemnification set forth in Section 11.3 of the Program Agreement for purposes of indemnification under this New Merchant Agreement.
ARTICLE XI - TERM AND TERMINATION
11.1    Term. This New Merchant Agreement shall commence on the Effective Date, and shall continue in full force and effect during the Term of the Program Agreement;

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provided, that Purchaser may terminate this New Merchant Agreement with respect to any Subsidiary listed on Schedule C after such Subsidiary fails to perform any of its material obligations or breaches, any of its material covenants hereunder in any material respect, and such failure or breach shall have continued unremedied for 30 days after delivery of written notice from Purchaser of its intention to terminate this New Merchant Agreement with respect to such Subsidiary, absent remedy of such failure or breach within the 30-day period. Notwithstanding anything herein to the contrary, this Agreement will terminate automatically and without further termination action being required by any Party, upon the Termination Date and/or upon the termination or expiration of the Marketing Agreement.
11.2    Effect of Termination. Upon the effective date of any termination of this New Merchant Agreement, Sears’ rights hereunder to make Card Sales, to present Sales Records to Purchaser, and to use Sales Record forms, Refund Record forms, promotional materials, and any other items provided by Purchaser hereunder, will immediately cease. The provisions of Sections 3.2, 3.3, 3.4, 4.2, 4.3, 8.1 and 8.2 and Articles V, VI, VII, IX, X, XI and XII, as well as Sears’ obligations in connection with any Sales Record or Refund Record accepted by Purchaser (whether before or after any termination of this New Merchant Agreement), including Sears’ Chargeback obligations, will survive any termination of this New Merchant Agreement.
ARTICLE XII - GENERAL
12.1    Successors and Assigns. Section 14.1 of the Program Agreement is incorporated herein, mutatis mutandis.
12.2    Entire Agreement. Section 14.2 of the Program Agreement is incorporated herein, mutatis mutandis.
12.3    Relationship of the Parties. Section 14.3 of the Program Agreement is incorporated herein, mutatis mutandis.
12.4    Force Majeure. Section 14.4 of the Program Agreement is incorporated herein, mutatis mutandis.
12.5    Books and Records. Section 14.5 of the Program Agreement is incorporated herein, mutatis mutandis.
12.6    Public Announcements. Section 14.6 of the Program Agreement is incorporated herein, mutatis mutandis.
12.7    Audits. Section 14.7 of the Program Agreement is incorporated herein, mutatis mutandis.
12.8    Assignment; Delegation of Services. Section 14.8 of the Program Agreement is incorporated herein, mutatis mutandis.

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12.9    Change in Law; Severability. Section 14.9 of the Program Agreement is incorporated herein, mutatis mutandis.
12.10    Survival. Section 14.10 of the Program Agreement is incorporated herein, mutatis mutandis.
12.11    Expenses. Section 14.11 of the Program Agreement is incorporated herein, mutatis mutandis.
12.12    Amendment and Waiver. Section 14.12 of the Program Agreement is incorporated herein, mutatis mutandis.
12.13    Remedies; Specific Performance. Section 14.13 of the Program Agreement is incorporated herein, mutatis mutandis.
12.14    Table of Contents; Headings. Section 14.14 of the Program Agreement is incorporated herein, mutatis mutandis.
12.15    Limitation on Rights of Others. Section 14.15 of the Program Agreement is incorporated herein, mutatis mutandis.
12.16    Counterparts; Effectiveness. Section 14.16 of the Program Agreement is incorporated herein, mutatis mutandis.
12.17    Payments. Section 14.17 of the Program Agreement is incorporated herein, mutatis mutandis.
12.18    Drafting. Each party acknowledges that its legal counsel participated in the drafting of this New Merchant Agreement. The parties hereby agree that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this New Merchant Agreement to favor one party over any other.
12.19    Governing Law. This New Merchant Agreement shall in all respects be governed by and construed in accordance with the internal Laws of the State of Delaware, without regard to the conflict of laws principles of such state.
12.20    Waiver of Jury Trial. EACH PARTY TO THIS MERCHANT AGREEMENT WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS MERCHANT AGREEMENT.
12.21    Jurisdiction; Consent to Service of Process. Section 14.21 of the Program Agreement is incorporated herein, mutatis mutandis.

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12.22    Notices. Section 14.22 of the Program Agreement is incorporated herein, mutatis mutandis.
12.23    Escalation; Arbitration. Sections 14.23 and 14.24 of the Program Agreement are incorporated herein, mutatis mutandis.
12.24    Designated Participants. Each of Sears and Purchaser shall use its commercially reasonable efforts to have Purchaser enter into separate merchant processing agreements for Former NR/TY Cards with each of Sears’ Affiliates and Partner Merchants that accept Sears Credit Cards (“Designated Participants”), in accordance with Section 12.2 of the Program Agreement. Until Purchaser enters into such merchant processing agreement with any such Designated Participant, (i) Sears shall communicate with Purchaser on behalf of the Designated Participant on all matters, (ii) Purchaser shall not be required to render any performance hereunder to the Designated Participant, and Purchaser shall have fulfilled all of its obligations and responsibilities hereunder with respect to any participation by the Designated Participant by rendering performance to Sears on behalf of the Designated Participant, (iii) Sears shall be responsible for rendering to Designated Participant any performance rendered to Sears by Purchaser on behalf of the Designated Participant, , and (iv) nothing in this New Merchant Agreement, whether express or implied, shall give or be construed to give any such Designated Participant any legal or equitable right, remedy or claim under or in respect of this New Merchant Agreement, it being understood that any legal or equitable right, remedy or claim with respect to matters set forth in this Section 12.24 shall inure exclusively to Sears. Sears shall guarantee the obligations of the Designated Participants pursuant to this Section 12.24 and the agreements contemplated hereunder to the extent such Persons are Third Party Sears Merchants. Notwithstanding the foregoing, in the event of Sears’ material failure to implement any necessary systems changes within a reasonable mutually agreed timeframe (which shall be at Purchaser’s expense with respect to point of sale changes; provided that Purchaser shall not be required to bear the expense of more than one series of point of sale changes in the aggregate under this Section 12.24, Section 7 of the Marketing Agreement, and Section 4.2(e)(iii) of the Program Agreement) Purchaser shall cease to be obligated to provide the promotional offers contemplated under Section 6 of the Marketing Agreement and the “on-us” treatment contemplated by this New Merchant Agreement.
12.25    Modification of Rules; Corrections. Purchaser and Sears may modify the Rules upon mutual agreement. The parties agree to cooperate to appropriately correct this New Merchant Agreement in the event of any manifest error or inadvertent omission.
12.26    Conflict with Program Agreement. Notwithstanding anything to the contrary contained herein, in the event of a conflict between either this New Merchant Agreement or the Rules and the Program Agreement, the Program Agreement shall control.
12.27    Effectiveness. The due execution and delivery of the Program Agreement and the Marketing Agreement shall be a condition precedent to the effectiveness of this New Merchant Agreement.

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12.28    Setoff and Recoupment. All amounts owing now or hereafter from one party to the other under the Marketing Agreement (which is expressly agreed by the Parties to constitute a single transaction) may be recouped, set-off or otherwise deducted from amounts due from the other party under the Marketing Agreement, without prior notice to or consent of the other party. Sears acknowledges that any credit, return, Chargeback or other circumstance where Purchaser credits any amount to an Account for any goods and services returned after the date of filing of any petition under Title 11 of the United States Code relates back to the date of purchase of such goods and services for the purposes of recoupment, set-off or other deduction and constitutes a single integrated transaction. [***]
12.29    Integration. Purchaser and Sears agree that each of the Marketing Agreement, this New Merchant Agreement, and all amendments and letter agreements executed in connection with any of the foregoing are integrated and non-severable parts of one and the same transaction among the Parties, each representing an essential, necessary and interdependent component of such transaction; and each party to either agreement agrees that all of the foregoing agreements comprising such transaction constitute one single agreement and are integrated and non-severable for all purposes at law and in equity, including for purposes of section 365 of title 11 of the United States Code and Delaware law, and that any breach of any one of such agreements shall be deemed a breach under all such agreements.
Signature Page Follows

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IN WITNESS WHEREOF, Sears and Purchaser have caused their duly authorized representatives to execute this New Merchant Agreement as of the date set forth below the signature of each.
SEARS, ROEBUCK AND CO.        CITIBANK, N.A.
By:         By:
Title:         Title:
Date:         Date:

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Exhibit A
Card Not Present Liability Requirements

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Annex G-20

SCHEDULE A
Sears Credit Card
Merchant Operating
Rules and Regulations
These Rules and Regulations contain procedures that will be followed in connection with the acceptance of a Former NR/TY Card and will govern all Former NR/TY Card Sales Transactions. The parties agree to cooperate to appropriately correct this Schedule A in the event of any manifest error or inadvertent omission.

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7.    Capitalized Terms
Capitalized terms used herein and not otherwise defined will have the meanings given to them in the New Merchant Agreement or the Program Agreement. If there are any conflicts between the terms of the New Merchant Agreement and these Rules, the New Merchant Agreement shall govern.

Annex G-22

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Annex G-23

Schedule 4.11.2
Additional Security Requirements
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Annex G-24

SCHEDULE B
Cost of Funds Adjustment

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SCHEDULE C

SEARS SUBSIDIARIES WHICH
ACCEPT THE SEARS CREDIT CARDS

California Builder Appliances, Inc.
Florida Builder Appliances, Inc.
Koolvent Aluminum Products, Inc.
Lands' End, Inc.
MaxServe, Inc.
NTW Incorporated
Sears Carpet and Upholstery Care, Inc.
Sears Franchise Services Corp.
Sears Home Improvement Services Company (a.k.a., SHIP)
Sears, Roebuck de Puerto Rico, Inc.
Sears Shop at Home Services, Inc.

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ANNEX H

Schedule 9.6

Additional Security Requirements

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Annex H-1

ANNEX I

Schedule 8.8(b)
The Parties will cooperate in good faith to negotiate a Schedule 8.8(b) to be incorporated into the Amended and Restated Program Agreement, which shall at a minimum include the following features:
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Annex I-1

ANNEX J

Section 13.4    Effective Termination Date; Effect of Notice of Termination.
(a)    Effective Termination Date. The effective termination date of this Agreement (the “Termination Date”) shall be (i) in the event of the expiration of the Existing Term or the Additional Term, the last day thereof; (ii) in the event a notice of termination is delivered pursuant to Section 13.2 or 13.3 (other than pursuant to Section 13.2(a) or 13.3(a)), the date specified in such notice, which shall not be less than [***] after the date notice of termination is received by the non-terminating party; and (iii) upon the occurrence of any event described in Sections 13.2(a) or 13.3(a), immediately without requirement of any notice..
(b)    Continuing Performance. Subject to Section 13.6, Sears and Purchaser shall continue to perform their respective obligations under this Agreement through the later of the Termination Date or, if Sears has elected to exercise its Repurchase Option, the closing of the Repurchase Option (the “Renewal Termination Date”). During the period between (A) notice of termination or the date that is one year prior to the expiration of the Existing Term or the Additional Term, as applicable; and (B) the later of the Termination Date or, if applicable, the Renewal Termination Date, (i) Purchaser shall have no new obligation to spend any additional amounts under the Marketing Plan, the Marketing Support or any other marketing commitments, other than existing requirements that cannot be terminated without a loss of service or value to Cardholders or Financial Products Customers and Sears’ obligations hereunder shall be reduced accordingly; (ii) neither Sears nor Purchaser shall solicit any Cardholders or any individual on the Cardholder List for any Credit Card (other than a Sears Credit Card) to replace a Sears Credit Card; and (iii) Sears and Purchaser shall mutually agree on all customer communications relating to termination of this Agreement; provided that Sears may not withhold its consent from any communications that Purchaser may be required by Law to make to Cardholders.
(c)    Provision of Information. Upon notice of termination or non-renewal, and upon request by Sears, Purchaser shall disclose to Sears, or any Person designated by Sears, information concerning the Accounts, excluding the terms of this Agreement (other than the provisions of Article XIII relating to the Repurchase Option), for purposes of determining whether to exercise the Repurchase Option and, upon exercise, for purposes of effectuating such exercise; provided that Sears shall first have obtained a written confidentiality agreement from each such Person in form and substance similar to the Confidentiality Agreement (as defined in the Purchase Agreement). Purchaser shall cooperate with Sears and any such Person(s) in providing information concerning the assets, including the Accounts, that are included in the Sears Repurchase Assets.
Section 13.5    Repurchase of Assets upon Expiration.
(a)    Repurchase Option. Upon expiration of the Additional Term at its natural expiration date, or upon delivery of notice of termination of this Agreement from Sears to Purchaser pursuant to Section 13.2(b), Sears shall have the option to purchase, or arrange for the purchase by another Person, from Purchaser (A) all (but not less than all) of the Accounts, along

Annex J-1

with all (but not less than all) of the Accounts Receivables originated under such Accounts (other than Accounts that have been charged-off, or have had electronic notice of bankruptcy or notice of fraud given), together with all related Account Documentation and other data, books and records and Cardholder Information that is in existence as of the date of such purchase; and (B) all (but not less than all) of the New Financial Products, together with all related documentation and other data, books and records and Cardholder Information that is in existence as of the date of such purchase; (collectively, the “Sears Repurchase Assets”), on the terms and conditions set forth in this Article XIII. For clarity and notwithstanding anything else to the contrary in this Agreement, in no event shall the closing of any sale of the Sears Repurchase Assets occur pursuant to this Agreement other than in the event that either (i) (A) the Additional Term option is exercisable and exercised by Sears in accordance with Section 13.1(b), and (B) the Additional Term is fully completed; or (ii) Sears has validly terminated this Agreement pursuant to Section 13.2(b) following any applicable notice and cure periods. The parties agree that the Amended and Restated Program Agreement will provide for rights for Sears in connection with Section 13.2(g) that are substantially similar to the rights provided in this Section 13.5(a) with respect to Section 13.2(b), with such rights to be provided to Sears to include, for the avoidance of doubt, the option to purchase, or arrange for the purchase by another Person, from Purchaser of the Sears Repurchase Assets upon delivery of notice of termination of this Agreement from Sears to Purchaser pursuant to Section 13.2(g); provided, that the Amended and Restated Program Agreement incorporates an updated Exhibit L.
(b)    Repurchase Notice. [***] with the delivery by Sears to Purchaser of a notice of termination pursuant to Section 13.2(b), or within the period that is no [***] prior to the expiration of the Additional Term, as applicable, Sears shall notify Purchaser of whether it shall exercise the Repurchase Option; provided that any such exercise shall be subject to the last sentence of Section 13.5(a). If Sears fails to timely deliver notice of exercise of the Repurchase Option to Purchaser, Sears shall be deemed to have elected not to exercise the Repurchase Option. Any notice of exercise of the Repurchase Option shall include the name of an Independent Appraiser selected by Sears..
(c)    Repurchase Price Determination. The purchase price (“Repurchase Price”) for the Sears Repurchase Assets will be determined in accordance with this Section 13.5(c). The Repurchase Price will be equal to [***]. Upon receipt of notice of Sears’ election to exercise the Repurchase Option, Purchaser shall also nominate an Independent Appraiser and provide written notice of such nomination to Sears within [***] of receipt of the exercise notice from Sears. Within [***] of the receipt of such nomination by the other party, each of Sears and Purchaser shall advise the other party that they either accept or challenge the other party’s selection of Independent Appraiser. In the event that either party objects to the Independent Appraiser nominated by the other party, the parties will negotiate in good faith to resolve such difference promptly and, in the event that no resolution is obtained within [***] after the date of notice of any objection to any nominated Independent Appraiser is given, either party may initiate arbitration proceedings pursuant to Section 14.24 herein. If both of the nominated Independent Appraisers are acceptable, each of Sears and Purchaser shall promptly retain their respective nominated Independent Appraisers and provide such information to both Independent Appraisers as is necessary to permit each of the Independent Appraisers to provide a valuation of the Sears

Annex J-2

Repurchase Assets no later than a date selected by the parties for such purpose (which date will be not later than [***] after the date on which the parties have agreed on the designation of the Independent Appraisers); provided, that the information provided to both Independent Appraisers shall be identical. Such appraisals shall be performed on the basis of the assumptions set forth in Schedule 13.5(c). The fair market value shall be the average of the valuations received from the Independent Appraisers, and such averaged valuation shall not be subject to Section 14.24 and shall be final and binding on the parties and enforceable in any court having jurisdiction, unless the valuations made by the two Independent Appraisers differ by more than an amount [***] (such difference, “De Minimis Difference”). If the valuations made by the two Independent Appraisers differ by more than a De Minimis Difference, such Independent Appraisers will jointly select a third Independent Appraiser of recognized standing and experience in valuing credit card portfolios, who shall be retained jointly and compensated jointly and equally by Sears and Purchaser. If the two Independent Appraisers fail to jointly agree on a third Independent Appraiser within [***] of the receipt by both parties of the evaluation of the other party’s Independent Appraiser, at the request of any party, such Independent Appraiser shall be selected by the CPR within [***] of such request. Such third Independent Appraiser will provide a valuation of the Sears Repurchase Assets as of the appraisal date selected by the parties (as described above) using the same information that was made available to the initial two Independent Appraisers, and based upon the assumptions set forth in Schedule 13.5(c). If (i) the initial valuations delivered by the initial two Independent Appraisers differ by an amount [***]; and (ii) the valuation delivered by the third Independent Appraiser is between the two initial valuations delivered by the initial two Independent Appraisers or differs from either of such valuations by any amount equal to or less than a De Minimis Difference, the fair market value will be the average of the three appraisals, and such averaged valuation shall be final and binding on the parties and enforceable in any court having jurisdiction. If (i) the initial valuations delivered by the initial two Independent Appraisers differ by an amount [***] and the third appraisal is not between the two initial valuations delivered by the initial two Independent Appraisers and differs from both of such valuations by an amount greater than a De Minimis Difference; or (ii) the valuations delivered by the initial two Independent Appraisers differ by an amount [***] as of the appraisal date, the fair market value will be the average of the two valuations received from any two of the three Independent Appraisers that are closest in amount to each other, and the third valuation will be disregarded, and such averaged valuation shall not be subject to Section 14.24 and be final and binding on the parties and enforceable in any court having jurisdiction. The expenses of any Independent Appraiser nominated by Sears shall be borne by Sears and the expense of any Independent Appraiser nominated by Purchaser shall be borne by Purchaser.
(d)    Repurchase Agreement. After the purchase price for the Sears Repurchase Assets is established, Purchaser and Sears shall cooperate to negotiate in good faith a definitive purchase agreement (the “Repurchase Agreement”) upon terms, including conditions, representations, warranties and indemnities, [***]. Purchaser shall not unreasonably withhold or delay its execution of the Repurchase Agreement or any other documents necessary to effectuate such sale. The parties to the Repurchase Agreement shall use all reasonable best efforts to ensure that the closing date for such purchase (the “Repurchase Closing Date”) occurs [***]; provided, that the Repurchase Option shall expire in the event that the Repurchase Closing Date does not

Annex J-3

occur on or prior to the later of [***]. Any buyer acting on behalf of Sears in the exercise of the Repurchase Option shall be bound by this subsection as if it were Sears.
(e)    Treatment of Securitized Assets. In the event that Purchaser has securitized or participated any of the Accounts, or the Accounts Receivables included therein, that are included in the Sears Repurchase Assets, the parties will cooperate to transfer such assets, or Purchaser’s interest in and servicing rights with respect to such assets, to Sears or its assignee on reasonable terms under a Repurchase Agreement, and the manner and terms of such transfer shall be taken into account in the determination of fair market value in connection with the determination of the Repurchase Price.
(f)    Orderly Transfer. Purchaser shall use all reasonable best efforts to assist Sears or its assignee to convert the processing and servicing of the Sears Repurchase Assets to Sears, its assignee or its processor, as the case may be, as soon as practicable after the Repurchase Closing Date. [***]
(g)    Solicitation. Without the prior written consent of Purchaser, Sears shall not, and shall cause its respective Affiliates not to, during the Term and for a period of [***] from the expiration of the Term, and provided that no Repurchase Option has been exercised pursuant to Section 13.5 hereof, solicit, hire or cause to be solicited for employment (other than pursuant to any general circulation not specifically targeted to the employees of Purchaser), any individual who is an employee of Purchaser. Notwithstanding anything contained in this Section 13.5 to the contrary, Sears and its Affiliates shall not be prohibited from soliciting for employment or hiring employee of Purchaser who have been terminated by Purchaser, [***].
Section 13.6    Treatment of Sears Repurchase Assets Upon Termination.
(a)    If Sears purchases, or arranges for the purchase of, the Sears Repurchase Assets, and the Repurchase Closing Date is to occur after the original date of expiration or termination of this Agreement, this Agreement shall be extended and shall remain in full force and effect until the Repurchase Closing Date; provided, that, commencing on the date of termination or expiration of the Agreement, [***].
(a)    In the event that Sears does not purchase or arrange for the purchase of the Sears Repurchase Assets in accordance with this Agreement, from the date of termination or expiration of this Agreement (i) Purchaser shall, within [***] (the “Post-Termination Period”), (w) cease to use the Sears Licensed Marks and shall not thereafter claim any right, title, or interest in or to the Sears Licensed Marks granted pursuant to this Agreement and the Licensing Agreement, and (x) reissue at its expense new card plastics not bearing any Sears Licensed Marks for those Accounts retained by Purchaser, (ii) during and after the Post-Termination Period, Purchaser shall not originate new Accounts (provided, however, that Purchaser may conclude any solicitation that is required by applicable Law), and (iii) [***].

Section 13.9    Sears Data Rights Upon Certain Termination Events.

Annex J-4

(a)    At any time during the [***] period following a Commercial One Termination, Sears may request the information set forth on Schedule 13.9-A with respect to the Sears Commercial One Business Accounts. Purchaser shall deliver such information to Sears within [***] of Sears’ written request.
(b)    In the event that Sears does not meet the conditions for the Additional Term and this Agreement terminates on the Initial Expiration Date, then at any time during the period within [***] of the Initial Expiration Date, Sears may request the information set forth on Schedule 13.9-B with respect to the Sears Credit Cards. Purchaser shall deliver such information to Sears within [***] of Sears’ written request.
(c)    Any information provided by Purchaser to Sears pursuant to this Section 13.9 shall be the Confidential Information of Purchaser. [***] Purchaser makes no representation or warranty regarding the accuracy or completeness of any information provided pursuant to this Section 13.9, including for the purpose for which Sears intends to use it. Sears agrees not to represent to any third party that Purchaser is the source of the information or make any representation whatsoever regarding its accuracy or completeness.

Annex J-5

Schedule 13.9 -A

Account Performance Data
With respect to the Commercial One Business Accounts, Purchaser will provide to Sears the following data on an aggregated basis for non-recourse and recourse Commercial One Accounts:

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Annex J-6

Schedule 13.9 -B

Account Performance Data
With respect to the applicable types of Accounts contemplated under Section 13.9(b), as applicable, Purchaser will provide to Sears the following data on an aggregated basis across all such Accounts, in each case solely to the extent applicable to such type of Account(s):
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Annex J-7